UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22468

                                         Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                               England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                            Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  011-44-20-3077-6000

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2016

Item 1. Reports to Stockholders.

2

ASHMORE FUNDS

SEMI ANNUAL FINANCIAL STATEMENTS

April 30, 2016

ASHMORE FUNDS

* Effective November 8, 2015, the Ashmore Emerging Markets Debt Fund changed its name to the Ashmore Emerging Markets Hard Currency Debt Fund and the Fund made certain related changes to its principal investment strategies. The performance information in this report was achieved using the Fund’s previous principal investment strategies. For more information, see Note 1: “Organization.”

** Effective February 29, 2016, the Ashmore Emerging Markets Equity Fund changed its name to the Ashmore Emerging Markets Value Fund. For more information, see Note 1: “Organization.”

Ashmore Investment Management (US) Corporation is the Distributor for the Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectuses. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT

For the period November 1, 2015 to April 30, 2016

Overview

The reporting period got off to a difficult start as investors digested a combination of poor global growth figures and sharp sell-off in the Chinese equity markets due to concerns about the trajectory of growth of the Chinese economy. There was also a divergence in monetary policy in the developed world as the US Federal Reserve finally hiked interest rates in December while the European Central Bank further expanded its Quantitative Easing (QE) program in December and the Bank of Japan moved to negative interest rates in early 2016. Indeed, the turn of the year saw renewed market volatility with a sharp sell-off across all asset classes as concerns over growth, both globally and China, continued to be at the forefront of investors’ minds.

In the US, Fed chairwoman Janet Yellen finally bit the bullet and announced a 25 bps hike in the Fed Funds target at the December FOMC meeting, over 11 years after the start of the previous hiking cycle in 2004. Few investors were surprised, considering the benign US economic data and careful communication of intentions; investor relief was evident as the S&P rallied 1.45%, high yield spreads tightened 11 bps and the US 10 year bond yield was largely unchanged on the day of the Fed’s announcement. European Central Bank (ECB) President Draghi moved rates further into negative territory at the December 3 ECB meeting with a cut in the deposit rate to -0.30%, and fell short of expectations on the expansion of the QE program, which many attributed as a clear victory for the hawks within the Governing Council. This led to the unwinding of long Eurostoxx 50/short EUR positions. European bourses ended sharply lower on the month, with the Eurostoxx 50 down 6.8% in December.

One other important policy development was the publication by the China Foreign Exchange Trade System (CFETS) of a new currency basket comprised of 13 currencies, of which USD is 26% and EUR is 21%. This index signals that the Chinese authorities are moving away from a pure bilateral exchange rate of RMB against USD in favor of a more global reference basket for the Chinese currency. This new policy instrument, combined with weaker fixings in late December, is contributing to the de-anchoring of CNY (onshore) and CNH (offshore) from the USD.

The first four months of 2016 saw the sharpest risk reversal in global financial markets since 2009, with a very strong finish in April erasing most of the early losses, as Emerging Markets (EM) outperformed significantly across equities and fixed income markets. The year opened with the worst January since 2009 (Shanghai composite -23%, S&P -5%). Concerns about China and fears of Renminbi devaluation fueled a sharp drop in commodity prices and a dramatic widening in credit spreads. Oil prices dropped by 21% in two weeks, to below USD 30 per barrel, before recovering somewhat in late January. The US High Yield (HY) market was hit particularly hard owing to its large exposure to distressed shale oil producers and a surge in mutual fund outflows. European financials and capital securities seized up, as concerns about profitability and liquidity were exacerbated by the ECB’s second deposit rate cut to negative in December.

However, as global equity markets fell precipitously and credit markets tightened, short-dated US Treasury yields dropped by 30 bps and the market nearly entirely priced out the probability of any further Fed Fund rate hikes in 2016. This was a very important development for global currency markets; for the last three years the largest consensus view has been that the US Fed would be the only major central bank with room to hike policy rates, and that as a result the US dollar could only rise. Suddenly, the market realized that the Fed could not hike rates much further, lest global markets fall further under the weight of tighter liquidity (due to hedging needs and flight into the US dollar by global corporations and households).

A weaker Dollar and a ’truce’ in the period of monetary policy divergence that dominated most of the last year was enough to send global markets sharply higher in March. Emerging Markets (EM) currencies did especially well over the period, helped by a very favorable technical position. As soon as Emerging Markets Foreign Exchange stabilized, foreigners and domestic investors could no longer keep their long US dollar positions and hedged at extremely high costs (negative carry), precipitating a scramble to sell US dollars.

The net result for EM fixed income indices over the period was positive; the JP Morgan EMBI GD index was up 5.4%. The broad corporate bonds index (JP Morgan CEMBI BD) was up 3.8%, with the high yield index outperformed at 5.0%. The reference local currency bond index; the JP Morgan GBI-EM GD was up +8.9%, and the reference local currency FX index (JPM ELMI+) was up 3.8%.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Portfolio Overview

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s institutional class outperformed its benchmark. Local currency was the main contributor to relative performance, while corporate debt was the largest detractor. Among the Fund’s best performing positions were Brazil, Ecuador, and Venezuela. Colombia, Mongolia, and Nigeria were the main detractors from performance.

Ecuador bonds rallied as the government adopted a pro-active stance in response to the dramatic drop in oil prices, announcing expenditure cuts and confirming agreement on a series of multilateral loans, primarily from China, that would cover the country’s financing needs. Having exited the IG index, Brazil was also a strong performer as the curve flattened, the current account deficit moderated and FDI remained resilient. Nigerian credits have been under pressure for most of the period; an offshore oil transportation company was one of the worst hit names, with pressure on daily rates for ships translating into a weak set of results for 2015. Fleet utilization decreased as well by about 25% as local and international operators have been reducing capex.

Ashmore Emerging Markets Hard Currency Debt Fund

The Ashmore Emerging Markets Hard Currency Debt Fund (“the Fund”) (formerly known as the Ashmore Emerging Markets Debt Fund) seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of EM countries that are denominated in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7).

Over the period, the Fund’s institutional class underperformed its benchmark; the JP Morgan EMBI Global Diversified index, which returned 5.35%. Among the Fund’s best performing positions were Ecuador, Venezuela, and Ukraine. Colombia, Indonesia, and Brazil were the main detractors.

As with the Ashmore Emerging Markets Total Return Fund, the Fund benefited from its positions in Ecuador bonds which rallied as the government adopted a pro-active stance in response to the dramatic drop in oil prices, announcing expenditure cuts and confirming agreement on a series of multilateral loans, primarily from China, that would cover the country’s financing needs.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness.

EM currencies are not only supported by stronger growth, more robust fundamentals and higher interest rates than developed markets, but it is also likely that a gradual depreciation of developed market currencies will be one mechanism by which developed markets will de-leverage and reduce their enormous debt burdens. In terms of bonds, we continue to find attractive opportunities across EM countries. EM monetary policymakers are acting in an idiosyncratic fashion to meet their particular domestic needs and local expertise is increasingly necessary to help understand the dynamics that drive local decision-making.

Over the period, the Fund’s institutional class outperformed its benchmark. The Fund’s top EM contributors for the period were gains from positions in the Brazilian Real, Chinese renminbi, and Argentine peso. The Mexican peso, Polish zloty, and South African rand were the most significant detractors from performance.

Brazilian bonds benefited from the end of the monetary tightening cycle, the weakening of the US dollar, rises in commodity prices and a higher likelihood of impeachment of the president.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer. EM corporates operate in an environment that typically consists of higher growth and maturing capital markets. In many cases, EM corporates are characterized by new and growing businesses in industries such as mobile communications, technology and food production. We expect these industries to benefit from the developing economies in which they operate. Increased “south/south” trade (between EM countries as opposed to trade with developed markets) and development of domestic markets have resulted in a material structural change for EM corporates and has helped them to broaden their customer bases. We continue to focus efforts on companies that are less followed by the market and which thus allow us to add maximum value based on our views, research and global EM network capabilities.

Over the period, the Fund’s institutional class underperformed its benchmark, the JP Morgan CEMBI Broad Diversified index, which rose 3.84%. The Fund’s top contributors were positions in Brazil, Venezuela and Ecuador, while Colombia, Mongolia, Russia, and the Czech Republic were the largest detractors from performance.

An overweight position in Brazil was the largest absolute contributor to performance, notably following the loss of the country’s investment grade rating from Moody’s in late February. Holdings in Petrobras and Vale were notable contributors in a period of political turmoil and an economic downturn. The position in Venezuela also added value, especially in the short end of the curve, riding the reaction to the shift in global oil prices during the period.

Mongolia detracted from performance as bonds of a Mongolian coal mine suffered weakness over the period from declines in coal prices. The company is the largest producer of coking coal in Mongolia, but the lack of adequate infrastructure between Mongolia and China means that the company has to Transport its coal by truck to the Chinese steel plants in the north. With coal prices being so low in recent months, the shipping cost has become a real problem for the company.

Technicals remain supportive of market performance, especially given weak new issuance in the first quarter of 2016 as supply was 33% less than the year before. With USD 158bn in coupons and principal repayments scheduled for 2016 and in excess of USD 40bn of bond buybacks to be conducted by EM companies this year, total issuance for 2016 might well come in under USD 200bn for the full year, potentially leaving the market in a situation of negative net supply. International investors who exited EM last year are now underweight and are potentially looking for the right trigger to get back into the market. The fact that issuance is picking up is a good sign for the markets, because it shows that investors’ appetite for EM credit has started to come back.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (“the Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of EM countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class outperformed its benchmark. The Fund’s top contributors for the period were gains from positions in Ecuador, Venezuela, and Brazil. Colombia, Indonesia, and Mongolia were the largest detractors from performance.

The recovery in commodity prices, especially oil, had a positive impact on credits. The Fund benefits from significant “pull to par,” as short-maturity instruments trading at a discount rapidly approach par as the maturity date approaches. The environment of spread widening offered many attractive opportunities to acquire quality credits that were adversely impacted in a general “risk off” environment.

Ashmore Emerging Markets Equity Opportunities Fund

The Ashmore Emerging Markets Equity Opportunities Fund (“the Fund”) seeks to provide exposure through a single investment vehicle to various emerging markets equity strategies managed by the Subadviser. The Fund initially allocated its portfolio approximately in the same proportion among the three existing Underlying Equity Funds: Ashmore Emerging Markets Value Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

These relative allocations may vary over time, and the Fund has the flexibility to invest in other Underlying Funds (including those that may be formed in the future) and directly in securities of other issuers, derivatives and other investments in order to pursue its investment objective.

Ashmore Emerging Markets Value Fund

The Ashmore Emerging Markets Value Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

For the six months ended April 30, 2016, EM equities moderately declined by -0.13% (MSCI EM Net), experiencing periods of mark downs and upswings during the period. The first four months of the period saw declines, especially in January 2016, when EM and global equities alike suffered as renewed fears related to lower oil prices, US growth concerns, and slower growth and currency policy uncertainty in China took center stage. In addition, the fits and starts of the use of newly implemented circuit breakers in the domestic (A-share) markets dampened investor sentiment in the early days of trading in China, including in H-share stocks. Trading halts were effectively suspended after the second run at implementing this measure. Furthermore, December FX reserve numbers recorded a sharp decline of USD 106bn, although the decline slowed in January (-USD 99.4bn). Investors’ concerns began to abate as oil and commodity prices picked up and EM currencies began to stabilize. EM equities then staged a strong recovery in March, up 13.5%. Oil prices reached some of their highest levels since November 2015, with WTI up about 20% in April 2016, and buoying sentiment in markets such as Russia and Brazil.

Politics has also been a notable factor, especially in Brazil, as well as in Peru. In Brazil, the majority of the representatives in the lower house voted to move the impeachment process to the Senate. At the time of writing, the majority of the Senate voted in favor of impeachment, causing current President Dilma Rousseff to be suspended, awaiting trial, and the Vice President taking over as Acting President. Market developments in the past few months have signaled that investor sentiment is more aligned to a change in government. In Peru, elections held on April 10 produced two candidates for the presidency largely seen as market friendly. A second-round for the presidential elections is slated for June 5.

The Fund outperformed its benchmark over the period, with country allocation being the primary source of value added, and stock selection modestly contributing. In terms of allocation, our overweight in Peru, Brazil and Russia added most value. The Peruvian economy continued to grow at a brisk pace during Q4 2015 and Q1 2016 resulting in upward revisions to GDP growth for the full year, now closer to 3.8% and driven by primary sectors: mining, construction and infrastructure. We are invested in Credicorp Ltd, the country’s largest fully integrated bank, trading at about 1.8x estimated 2017 price to book value (PBV) with a return on equity (ROE) of 19% 2017E. Investor sentiment in Brazil and Russian sharply recovered with the gain in commodity and energy prices, especially in the latter part of the reporting period. Additionally, while earnings have been in the doldrums for stocks in Brazil especially, we may be at the beginning of a recovery as the operating environment begins to stabilize, especially on the political front. Modest detraction was seen in our overweight in China and Mexico, and lack of exposure in Hungary.

Stock selection added most value in Russia, Korea and UAE, while selection in China, Indonesia and India detracted most. Aeroflot contributed the most. With margins expanding and the company gaining market share following the Transaero merger, we continue to hold onto Aeroflot, as valuations are still reasonable despite its good performance so far. Lotte Chemical (petrochemicals) and Posco (steel) in Korea added value as did Emaar Properties in UAE.

Over the period we have reduced our exposure to China and Taiwan, taking profits in specific holdings as their investment theses played out. We also reduced our allocation to Turkey, as tourism revenues are projected to decline after a spate of terrorist attacks. Tourism is a material driver of GDP growth (10% contribution to GDP) and is expected to reduce GDP growth by over one half percentage point in 2016 as visitors seek safer destinations. Early in the new year (2016), we took advantage of low valuations in Brazil adding stocks in the energy, materials and real estate sectors. We also added to our Russia and Mexico allocations, and initiated a position in the UAE, Emaar Properties.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Many EMs have started the easing cycle, and others may well join, as stronger currencies and lower inflation than feared allows central banks to lower rates. This action is already benefiting housing, commercial and industrial real estate, and farmland throughout EMs. Energy and materials also look attractive. Although we have seen some recovery, we believe these stocks still look underpriced. Should market conditions continue to stabilize, we expect relative valuations to drive returns. In that environment, EM equities are still trading at a discount to developed market equities, and in our view still offer appreciable upside potential even after the good first quarter of 2016. Per Bloomberg data, estimated 2016 price to earnings (PE) for EM is 12x, compared to 16x for developed markets and 17x for the S&P 500.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of small-capitalization EM issuers, which may be denominated in any currency, including the local currency of the issuer.

EM small-cap stocks had a modest decline of 0.08% during the 6 month period to April 30, 2016 according to the MSCI EM Small Cap Index Net. Markets leading the decline were Greece (-11%), Peru (-11%), Qatar (-10%) and Egypt (-8%). Bucking the trend were small caps in Colombia (+74%), Hungary (+25%), Czech Republic (+23%) and Russia (+21%). Colombia and Russia in particular staged remarkable recoveries, after having gone through a period of marked market and currency declines.

The Fund outperformed its benchmark with country allocation adding value while stock selection detracted. In terms of country, our overweight in Brazil, Colombia and Russia contributed most, while our lack of exposure in South Africa and Malaysia, as well as the allocation to Argentina, detracted.

On a stock basis, weighing most on returns were the holdings in Brazil, China and Korea, although selections in India, Taiwan and Russia helped. Agro-business Adecoagro and parts manufacturer Tupy lost value most in the Brazil holdings – their export related segments were expected to be impacted by the firming in the country’s currency over the period. However, we continue to hold as we believe the underlying businesses remain well valued. Among the China holdings, our holding in Boer Power Holdings lost most during the period. The company manufactures and supplies high tech electrical components to industry (utilities, hospitals, etc.). Following a delay in the release of results, the company restated its balance sheet by adding back certain off-balance sheet receivables factored with banks, thereby turning from a net cash position (22%) to a gearing of 77%. This hurt investor confidence resulting in a significant sell-down of the company’s shares at quarter end. While the receivables are to end clients that are expected to pay back, and the owner-CEO of the company has made an interest free loan to the company and fired the CFO to continue with ongoing capex and regain investor confidence. The firm is now looking to hire a CFO from one of the big four accounting firms. The stock has remained under pressure as investors await any improvements related to changes on the governance and financial controls front. Modetour suffered as Q4 2015 operating profits came in below consensus, although top-line growth remains sustainable. At a forward 2016 PE of 13x, we continue to see value in the company as tourist activity remains strong.

The portfolio’s Indian holdings added value especially the exposure in Balrampur Chini Mills. The company is one of the biggest sugar mills in the country, based in North India. Sugar output in the current season (October 2015 –April 2016) is lower than in recent years and will just about meet India’s local demand. In addition, government subsidies have helped export some 1.5m tons in recent months and sugar inventory is at reasonable levels. Poor rains in 2015 have hit cane farmers hard, especially in the state of Maharashtra, India’s biggest cane producing region. As a result, the outlook for sugar production in the coming season (October 2016 – April 2017) is significantly weaker. Internationally, sugar is in deficit by 5m tons after several years of surplus. All of this has helped the firming up of sugar prices in India from INR 27-28/kg to INR 32/kg over the last 6 months, while international raw sugar prices have moved up from a low of 10.5c/lb to 14.3c/lb. Higher sugar prices should allow Balrampur Chini to report significant earnings growth in the coming year. Taiwan tech holdings, Casetek (casings manufacturer), Inventec (a leading ODM for notebooks, server and mobile devices) and Inotera Memories (DRAM wafer manufacturer) contributed over the period. We sold out of Inventec and Inotera Memories by period end as our target fair value was reached.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

We reduced our allocation to Taiwan and China, ending the period with an underweight position for the latter. Early in the new year (2016), we took advantage of low valuations in Brazil adding stocks such as Cosan, a sugar/ethanol producer with solid operations and expected to benefit from any uptick in energy prices, Suzano (pulp & paper), the cheapest pulp and paper/soft tissue producer globally, Cyrela (real estate) and SLC Agricola (agriculture).

Relative company valuations continue to guide our exposures in the coverage universe, while the overall small cap universe continues to offer competitive value compared to the developed markets.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Frontier Markets, according to the MSCI Frontier Markets Index Net, declined by 2.73% for the 6 months ended April 30, 2016. Markets such as Nigeria (-16%), Bahrain (-16%), Kazakhstan (-14%) and Sri Lanka (-12%) lost the most ground, although markets such as Estonia (+24%), Morocco (+16%), Kenya (+11%) and Tunisia (+10%) held up very well, serving as safe havens in a relatively weak equity environment.

In Nigeria, investors continue to price in weak oil and policy mistakes that have led to FX scarcity, shortages of goods, and stubbornly high inflation. There has been no change to the official FX rate which remains at NGN 199 to the Dollar, while the black market rate is closer to NGN 340. While a recent fuel price deregulation has lifted investor mood in the market, overall sentiment continues to be weak as expectation mounts of a potential FX devaluation. In Sri Lanka equities sold off reflecting mounting concerns on the fiscal deficit and external debt repayments over the next year. Although the economy is relatively well balanced – and is expected to grow by 5-6% this year – the risk is that cutbacks on fiscal expenditure, continued foreign capital outflows, and a weaker FX could undermine the outlook. Policy rates were increased by 50 bps in February to support the Rupee and limit credit growth/inflation. Stock specific news was limited and the sell-off was broad based.

Morocco and Kenya also performed well due, to some extent, their relative safe-haven status within Africa given the issues in Nigeria. Although in Kenya there was also some encouraging macro data that drove equity prices higher, namely 1) rising reserves, now at 4.5 months cover, 2) the recent approval of a new IMF precautionary fund of USD 1.5bn which serves as a buffer against short term shocks, and 3) falling inflation (now at 6.8% from 7.8% in January, versus a target range of 2.5-7.5%).

The Fund outperformed its index over the period with overall contribution from exposures in Pakistan, Peru and Nigeria helping most, while exposures Kazakhstan, Morocco, Egypt and Sri Lanka detracting. Our overweight in Pakistan contributed most, especially our holdings in DG Khan Cement, Maple Leaf Cement, Pakistan Oilfields and Bank Al Habib. We hold Credicorp in Peru which added value. Our underweight in Nigeria helped given the relative weakness. We hold one of the top tier banks there trading at a 2017E PBV of 0.9x. We continue to closely monitor that market. The decline in oil prices impacted our exposure in oil-exporter Kazakhstan, Halyk Savings Bank, although the bank trades at a compelling 2017E PBV of 0.5x. We do not have any holdings in Morocco, hurting relative performance. The market out-performed as a safe haven and one of the bellwether real estate businesses in that market rallied on progress made in its balance sheet restructuring plan.

During the period, we reduced and consolidated our positions in Sri Lanka, selling out of People’s Leasing and reducing the weight in Sampath Bank. We also reduced our exposure in Indonesia and Kenya. We initiated positions in Egypt (Commercial International Bank, Eastern Tobacco and IDH) and UAE (e.g., Emaar Properties, NMC Health), based on relative valuations and improved growth prospects in specific names. We also added Banco Davivienda and Gran Tierra Energy in Colombia.

Frontier Markets remain a compelling investment universe on a relative valuation basis. They tend to be less correlated with the global equity markets although providing higher than global and EM dividend yield. Continued improvement in investor sentiment towards EM and Frontier Markets should have positive implications for flows and returns.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from November 1, 2015 or the inception date (if later), through April 30, 2016.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED
FUND SUMMARY Ashmore
Ashmore Emerging Markets Total Return Fund
The Ashmore Emerging Markets Total Return Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.
Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2016 6 Months 1 Year 5 Year1 Since incpt1
Institutional Class1 6.72% 0.42% 0.57% 1.77%
Retail Class A (load-waived)1 6.63% 0.20% 0.32% 1.52%
Retail Class A (unadjusted)1,2 2.36% -3.81% -0.49% 0.76%
Retail Class C (load-waived)1 6.25% -0.54% -0.42% 0.77%
Retail Class C (unadjusted)1,2 5.25% -1.47% -0.42% 0.77%
50/25/25 Composite Benchmark3 5.87% 1.11% 1.74% 2.56%
Cumulative Returns Through April 30, 2016 (% of NAV)
1,300
Fund Benchmark Index3
1,200 $ 1,146,470
1,100
1,000 Institutional Class
$ 1,099,090
900
Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15
Top 5 country exposures (% of NAV)
Brazil 12.9% Mexico 7.6% Russia 7.5% Venezuela 6.5% Indonesia 5.6%
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2016.
Share class information
INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment:
$1,000,000
ISIN: US0448204059
CUSIP: 044820405
BLOOMBERG: EMKIX US
TICKER: EMKIX
RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208357
CUSIP: 044820835
BLOOMBERG: EMKAX US
TICKER: EMKAX
RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208274
CUSIP: 044820827
BLOOMBERG: EMKCX US
TICKER: EMKCX
All sources are Ashmore unless otherwise indicated.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.
1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3.The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 8 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2015) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (04/30/2016) $1,067.20 $1,066.30 $1,062.50 $1,019.79 $1,018.55 $1,014.82
Expense Ratio 1.02% 1.27% 2.02% 1.02% 1.27% 2.02%
Expenses Paid* $5.24 $6.52 $10.36 $5.12 $6.37 $10.12
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY Ashmore
Ashmore Emerging Markets Hard Currency Debt Fund*
Ashmore Emerging Markets Hard Currency Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, that are denominated in hard currencies (i.e. the US dollar or any currency of a nation in the G-7).
*Formerly, Ashmore Emerging Markets Debt Fund. The name of the Fund changed effective November 8, 2015.
Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2016 6 Months 1 Year 5 Year1 Since incpt1
Institutional Class1 4.85% 4.54% 5.25% 5.00%
Retail Class A (load-waived)1 5.46% 5.06% 5.21% 4.94%
Retail Class A (unadjusted)1,2 1.25% 0.86% 4.36% 4.15%
Retail Class C (load-waived)1 5.81% 4.89% 4.47% 4.20%
Retail Class C (unadjusted)1,2 4.81% 3.91% 4.47% 4.20%
JP Morgan EMBI GD3 5.35% 4.33% 6.30% 6.10%
Cumulative Returns Through April 30, 2016 (% of NAV)
1,450 Index3
Fund Benchmark $ 1,376,525
1,350 1,250
1,150 Institutional Class $ 1,301,120
1,050 950
Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15
Top 5 country exposures (% of NAV)
Venezuela 8.0% Brazil 6.7% Mexico 4.9% Kazakhstan 4.6% Hungary 4.5%
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2016.
Share class information
INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment:
$1,000,000
ISIN: US0448203069
CUSIP: 044820306
BLOOMBERG: ESDIX US
TICKER: ESDIX
RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208506
CUSIP: 044820850
BLOOMBERG: ESDAX US
TICKER: ESDAX
RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208431
CUSIP: 044820843
BLOOMBERG: ESDCX US
TICKER: ESDCX
All sources are Ashmore unless otherwise indicated.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.
1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.
2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3. The index for the Fund is the JP Morgan Emerging Markets Bond Index Global Diversified.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 8 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2015) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (04/30/2016) $1,048.50 $1,054.60 $1,058.10 $1,020.29 $1,019.05 $1,015.32
Expense Ratio 0.92% 1.17% 1.92% 0.92% 1.17% 1.92%
Expenses Paid** $4.69 $5.98 $9.82 $4.62 $5.87 $9.62
**Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY Ashmore
Ashmore Emerging Markets Local Currency Bond Fund
Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer.
Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2016 6 Months 1 Year 5 Year1 Since incpt1
Institutional Class1 10.04% -2.80% -3.06% -1.14%
Retail Class A (load-waived)1 9.87% -3.02% -3.32% -1.40%
Retail Class A (unadjusted)1,2 5.47% -6.90% -4.11% -2.14%
Retail Class C (load-waived)1 9.68% -3.72% -4.05% -2.14%
Retail Class C (unadjusted)1,2 8.68% -4.65% -4.05% -2.14%
JP Morgan GBI-EM GD3 8.93% -1.98% -2.40% -0.56%
Cumulative Returns Through April 30, 2016 (% of NAV)
1,300
Fund Benchmark
1,200
1,100 Index3
$ 970,225
1,000
900 Institutional Class
$ 939,980
800
Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15
Top 5 country exposures (% of NAV)
Brazil 15.1% South Africa 10.6% Poland 10.0% Indonesia 9.9% Mexico 9.9%
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2016.
Share class information
INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment:
$1,000,000
ISIN: US0448202079
CUSIP: 044820207
BLOOMBERG: ELBIX US
TICKER: ELBIX
RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208761
CUSIP: 044820876
BLOOMBERG: ELBAX US
TICKER: ELBAX
RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208688
CUSIP: 044820868
BLOOMBERG: ELBCX US
TICKER: ELBCX
All sources are Ashmore unless otherwise indicated.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.
1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 8 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2015) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (04/30/2016) $1,100.40 $1,098.70 $1,096.80 $1,020.04 $1,018.80 $1,015.07
Expense Ratio 0.97% 1.22% 1.97% 0.97% 1.22% 1.97%
Expenses Paid* $5.07 $6.37 $10.27 $4.87 $6.12 $9.87
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY Ashmore
Ashmore Emerging Markets Corporate Debt Fund
Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer.
Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2016 6 Months 1 Year 5 Year1 Since incpt1
Institutional Class1 0.64% -4.59% 1.96% 2.87%
Retail Class A (load-waived)1 0.62% -4.82% 1.70% 2.61%
Retail Class A (unadjusted)1,2 -3.42% -8.63% 0.87% 1.84%
Retail Class C (load-waived)1 0.25% -5.51% 0.95% 1.86%
Retail Class C (unadjusted)1,2 -0.72% -6.38% 0.95% 1.86%
JP Morgan CEMBI BD3 3.84% 2.83% 5.02% 5.23%
Cumulative Returns Through April 30, 2016 (% of NAV)
1,400 Index3 Fund Benchmark $ 1,316,824
1,300 1,200 1,100 1,000 Institutional Class $ 1,164,930 900
Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15
Top 5 country exposures (% of NAV)
Brazil 15.0% Russia 10.0% United Arab Emirates 8.1% Kazakhstan 6.8% Mexico 6.6%
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2016.
Share class information
INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment:
$1,000,000 ISIN: US044825049 CUSIP: 044820504 BLOOMBERG: EMCIX US
TICKER: EMCIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000
ISIN: US0448206039 CUSIP: 044820603 BLOOMBERG: ECDAX US TICKER: ECDAX
RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448207029
CUSIP: 044820702 BLOOMBERG: ECDCX US TICKER: ECDCX
All sources are Ashmore unless otherwise indicated.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.
1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.
2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 8 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2015) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (04/30/2016) $1,006.40 $1,006.20 $1,002.50 $1,019.05 $1,017.80 $1,014.07
Expense Ratio 1.17% 1.42% 2.17% 1.17% 1.42% 2.17%
Expenses Paid* $5.84 $7.08 $10.80 $5.87 $7.12 $10.87
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY Ashmore
Ashmore Emerging Markets Short Duration Fund
Ashmore Emerging Markets Short Duration Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated exclusively in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.
Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2016 6 Months 1 Year Since incpt1
Institutional Class 7.42% 9.33% 5.63%
Retail Class A (load-waived)1 7.23% 9.05% 5.35%
Retail Class A (unadjusted)1,2 2.94% 4.69% 3.05%
JP Morgan CEMBI BD 1-3 Year3 2.27% 2.91% 2.69%
Cumulative Returns Through April 30, 2016 (% of NAV)
1,130 Institutional Class
Fund Benchmark $ 1,106,640
1,080 1,030 980 Index3 $ 1,050,456 930
Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15
May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16
Top 5 country exposures (% of NAV)
Brazil 15.7% Ecuador 14.8% Russia 13.2% Venezuela 9.9% Kazakhstan 8.4%
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as transactions. well as G7 countries Data as and of April certain 30, 2016. hedge related
Share class information
INSTITUTIONAL CLASS
Launch date: June 24, 2014
Minimum initial investment:
$1,000,000 ISIN: US0448206948 CUSIP: 044820694 BLOOMBERG: ESFIX US
TICKER: ESFIX RETAIL CLASS A Launch date: September 23, 2014
Minimum initial investment: $1,000
ISIN: US0448207284 CUSIP: 044820728 BLOOMBERG: ESFAX US TICKER: ESFAX
All sources are Ashmore unless otherwise indicated.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.
1.For periods prior to the inception date of the Class A (09/23/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/24/2014), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A shares. 2 Unadjusted Performance accounts for a maximum sales load of 4.00% for Class A shares. 3 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 8 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Institutional Class Class A
Beginning Account Value (11/1/2015) $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (04/30/2016) $1,074.20 $1,072.30 $1,021.53 $1,020.29
Expense Ratio 0.67% 0.92% 0.67% 0.92%
Expenses Paid* $3.46 $4.74 $3.37 $4.62
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY Ashmore
Ashmore Emerging Markets Equity Opportunities Fund
Ashmore Emerging Markets Equity Opportunities Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its investment objective by investing principally in Institutional Class shares of other series of Ashmore Funds that invest principally in equity securities and equity-related investments (the “Underlying Equity Funds”).
Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2016 Since incpt1
Institutional Class -0.03%
Retail Class A (load-waived) -0.16%
Retail Class A (unadjusted)1 -5.40%
Retail Class C (load-waived) -0.49%
Retail Class C (unadjusted)1 -1.48%
MSCI EM NET2 0.34%
Cumulative Returns Through April 30, 2016 (% of NAV)
1,050 Index3 Fund Benchmark $ 1,003,416
1,000 Institutional Class 950 $ 999,700 900 850
Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16
Top 5 country exposures (% of NAV)
China 15.3% Taiwan 8.4% Brazil 8.0% South Korea 7.6% Pakistan 7.1%
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2016.
Share class information
INSTITUTIONAL CLASS
Launch date: November 23, 2015
Minimum initial investment:
$1,000,000 ISIN: US0448206609 CUSIP: 044820660
BLOOMBERG: AEOIX US TICKER: AEOIX RETAIL CLASS A
Launch date: November 23, 2015
Minimum initial investment: $1,000
ISIN: US0448206864 CUSIP: 044820686
BLOOMBERG: AEOAX US TICKER: AEOAX RETAIL CLASS C
Launch date: November 23, 2015
Minimum initial investment: $1,000
ISIN: US0448206781 CUSIP: 044820678
BLOOMBERG: AEOCX US TICKER: AEOCX
All sources are Ashmore unless otherwise indicated.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.
1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 8 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/23/2015) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (04/30/2016) $999.70 $998.40 $995.10 $1,024.61 $1,023.37 $1,019.64
Expense Ratio 0.05% 0.30% 1.05% 0.05% 0.30% 1.05%
Expenses Paid* $0.22 $1.30 $4.55 $0.25 $1.51 $5.27
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 159/366 (to reflect the period since inception). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY Ashmore
Ashmore Emerging Markets Value Fund*
Ashmore Emerging Markets Value Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer.
*Formerly, Ashmore Emerging Markets Equity Fund. The name of the Fund changed effective February 29, 2016.
Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2016 6 Months 1 Year Since incpt1
Institutional Class1 3.13% -18.69% -5.58%
Retail Class A (load-waived)1 2.88% -18.96% -5.88%
Retail Class A (unadjusted)1,2 -2.56% -23.25% -6.92%
Retail Class C (load-waived)1 2.57% -19.69% -6.58%
Retail Class C (unadjusted)1,2 1.61% -20.46% -6.58%
MSCI EM NET3 -0.13% -17.87% -3.37% Cumulative Returns Through April 30, 2016 (% of NAV)
1,100 Fund Benchmark 1,000 Index3 900 $ 846,624 800 700 Institutional Class $ 756,410 600
Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Top 5 country exposures (% of NAV)
China 26.6% Brazil 12.7% South Korea 12.6% Taiwan 9.9% India 8.0%
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2016.
Share class information
INSTITUTIONAL CLASS Launch date: June 22, 2011
Minimum initial investment: $1,000,000 ISIN: US0448208191 CUSIP: 044820819
BLOOMBERG: EMFIX US TICKER: EMFIX RETAIL CLASS A
Launch date: February 27, 2012 Minimum initial investment: $1,000 ISIN: US0448207771
CUSIP: 044820777 BLOOMBERG: EMEAX US TICKER: EMEAX
RETAIL CLASS C Launch date: August 24, 2012 Minimum initial investment: $1,000
ISIN: US0448207698 CUSIP: 044820769 BLOOMBERG: EMECX US TICKER: EMECX
All sources are Ashmore unless otherwise indicated.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.
1 For periods prior to the inception date of the Class A (02/27/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 8 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2015) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (04/30/2016) $1,031.30 $1,028.80 $1,025.70 $1,019.05 $1,017.80 $1,014.07
Expense Ratio 1.17% 1.42% 2.17% 1.17% 1.42% 2.17%
Expenses Paid** $5.91 $7.16 $10.93 $5.87 $7.12 $10.87
**Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY Ashmore
Ashmore Emerging Markets Small-Cap Equity Fund
Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as an issuer with a market capitalization of $2 billion or less at the time of initial investment and $3 billion or less at the time of a subsequent investment in the same issuer.
Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2016 6 Months 1 Year Since incpt1
Institutional Class1 1.26% -15.55% 4.07%
Retail Class A (load-waived)1 1.05% -15.95% 3.71%
Retail Class A (unadjusted)1,2 -4.25% -20.36% 2.50%
Retail Class C (load-waived)1 0.68% -16.61% 2.96%
Retail Class C (unadjusted)1,2 -0.31% -17.43% 2.96%
MSCI EM Small Cap NET3 -0.08% -15.50% 4.39%
Cumulative Returns Through April 30, 2016 (% of NAV)
Fund Benchmark Index3 1,500
1,400 $ 1,217,172 1,300 1,200 1,100 Institutional Class
$ 1,200,310 1,000 Oct-11 Apr-12 Oct-12 Apr-13 Oct-13 Apr-14 Oct-14 Apr-15 Oct-15 Apr-16
Top 5 country exposures (% of NAV) China 20.0% Taiwan 15.8% Brazil 11.5% South Korea 10.6% India 8.8%
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2016.
Share class information
INSTITUTIONAL CLASS
Launch date: October 4, 2011 Minimum initial investment: $1,000,000 ISIN: US0448201162 CUSIP: 044820116
BLOOMBERG: ESCIX US TICKER: ESCIX RETAIL CLASS A
Launch date: February 1, 2012 Minimum initial investment: $1,000
ISIN: US0448207938 CUSIP: 044820793 BLOOMBERG: ESSAX US TICKER: ESSAX RETAIL CLASS C
Launch date: August 24, 2012 Minimum initial investment: $1,000
ISIN: US0448207854 CUSIP: 044820785 BLOOMBERG: ESSCX US TICKER: ESSCX
All sources are Ashmore unless otherwise indicated.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.
1 For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 8 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2015) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (04/30/2016) $1,012.60 $1,010.50 $1,006.80 $1,017.30 $1,016.06 $1,012.33
Expense Ratio 1.52% 1.77% 2.52% 1.52% 1.77% 2.52%
Expenses Paid* $7.61 $8.85 $12.57 $7.62 $8.87 $12.61
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY Ashmore
Ashmore Emerging Markets Frontier Equity Fund
Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.
Please refer to page 7 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended April 30, 2016 6 Months 1 Year Since incpt1
Institutional Class -1.89% -9.14% -0.99%
Retail Class A (load-waived)1 -2.00% -9.48% -1.35%
Retail Class A (unadjusted)1,2 -7.15% -14.24% -3.47%
Retail Class C (load-waived)1 -2.41% -10.38% -2.18%
Retail Class C (unadjusted)1,2 -3.37% -11.27% -2.18%
MSCI Frontier Markets NET3 -2.73% -13.13% -1.24%
Cumulative Returns Through April 30, 2016 (% of NAV)
1,300 Fund Benchmark
1,200
1,100
Institutional Class
1,000 $ 975,580
Index3
$ 969,580
900
Nov-13 Feb-14 May-14 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16
Top 5 country exposures (% of NAV)
Pakistan 20.3%
United Arab Emirates 14.9%
Argentina 13.3%
Kuwait 11.4%
Egypt 5.9%
Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of April 30, 2016.
Share class information
INSTITUTIONAL CLASS
Launch date: November 5, 2013
Minimum initial investment:
$1,000,000
ISIN: US0448207367
CUSIP: 044820736
BLOOMBERG: EFEIX US
TICKER: EFEIX
RETAIL CLASS A
Launch date: May 7, 2014
Minimum initial investment: $1,000
ISIN: US0448207516
CUSIP: 044820751
BLOOMBERG: EFEAX US
TICKER: EFEAX
RETAIL CLASS C
Launch date: May 7, 2014
Minimum initial investment: $1,000
ISIN: US0448207441
CUSIP: 044820744
BLOOMBERG: EFECX US
TICKER: EFECX
All sources are Ashmore unless otherwise indicated.
The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.
1 For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the Morgan Stanley Capital Index Frontier Markets Net.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.
Please refer to page 8 herein for an explanation of the Expense Example information presented below.
Expense example Actual performance Hypothetical performance
Institutional Class Class A Class C Institutional Class Class A Class C
Beginning Account Value (11/1/2015) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Ending Account Value (04/30/2016) $981.10 $980.00 $975.90 $1,017.30 $1,016.06 $1,012.33
Expense Ratio 1.52% 1.77% 2.52% 1.52% 1.77% 2.52%
Expenses Paid* $7.49 $8.71 $12.38 $7.62 $8.87 $12.61
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2016 (Unaudited)

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Hard Currency Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
ASSETS:
Investments in securities, at value	$498,734,356	$6,550,610	$51,944,134
Investments in fully funded total return swaps, at value	4,623,359	—	3,123,227
Deposit held at broker	—	—	155,736
Cash	21,195,315	122,981	15,679,890
Foreign currency, at value	1,283,946	10	1,356,994
Unrealized appreciation on forward foreign currency exchange contracts	6,136,903	—	1,065,191
Variation margin receivable on centrally cleared swap contracts	—	—	21,946
Unrealized appreciation on interest rate swap contracts	1,724,059	—	620,723
Receivable for securities and currencies sold	22,153,727	287,614	781,678
Receivable for fund shares sold	124,270	1,000	102,942
Receivable from Investment Manager	64,777	8,760	19,452
Interest and dividends receivable	10,326,917	129,206	1,148,096
Other assets	32,743	19,248	20,516
Total Assets	566,400,372	7,119,429	76,040,525
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	2,702,967	—	552,533
Variation margin payable on centrally cleared swap contracts	—	—	10,771
Unrealized depreciation on interest rate swap contracts	227,146	—	30,182
Unrealized depreciation on currency swap contracts	58,791	—	—
Payable for securities and currencies purchased	8,707,015	184,443	804,185
Payable for when-issued securities	2,287,157	—	—
Payable for fund units redeemed	85,549	113,266	—
Distributions payable	233,315	10,663	41,117
Investment Manager fee payable	451,663	4,890	60,303
Trustees’ fees payable	27,882	353	4,666
Other liabilities	307,124	22,150	68,012
Total Liabilities	15,088,609	335,765	1,571,769
Net Assets	$551,311,763	$6,783,664	$74,468,756
NET ASSETS:
Paid in capital	$666,831,739	$7,894,216	$94,465,838
Undistributed (distributions in excess of) net investment income (loss)	(13,325,617)	(4,264)	(7,801,962)
Accumulated net realized gain (loss)	(91,381,024)	(1,067,223)	(8,925,128)
Net unrealized appreciation (depreciation)	(10,813,335)	(39,065)	(3,269,992)
Net Assets	$551,311,763	$6,783,664	$74,468,756

Net Assets:
Class A	$3,028,839	$114,335	$770,761
Class C	533,039	2,233	68,450
Institutional Class	547,749,885	6,667,096	73,629,545

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	394,603	13,858	109,174
Class C	69,514	272	9,713
Institutional Class	70,304,848	813,880	10,076,439

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$7.68	$8.25	$7.06
Class C	7.67	8.20	7.05
Institutional Class	7.79	8.19	7.31

Cost of Investments in securities	$513,553,831	$6,589,675	$56,089,638
Cost of Investments in fully funded total return swaps	$5,623,650	$—	$3,406,866
Cost of foreign currency held	$1,257,898	$11	$1,328,632

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Equity Opportunities Fund	Ashmore Emerging Markets Value Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund

$207,417,414	$70,150,714	$4,982,277	$8,527,186	$29,945,072	$47,987,475
—	—	—	—	—	—
—	—	—	—	—	—
6,198,233	1,144,300	32,527	73,312	615,237	1,535,888
58,268	18,674	—	2,709	30,693	388,214
—	—	—	—	1,339	—
—	—	—	—	—	—
—	—	—	—	—	—
1,751,556	—	—	93,419	138,922	—
716,258	810	565	846	22,349	707
28,298	9,009	11,307	14,350	24,615	18,807
4,330,809	1,618,812	—	12,117	92,044	47,845
24,769	17,134	66,708	12,765	3,383	1,881
220,525,605	72,959,453	5,093,384	8,736,704	30,873,654	49,980,817

37,361	13,117	—	—	9	168
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
1,374,769	333,492	—	56,059	492,162	681,611
—	247,182	—	—	—	—
92,102	40,000	—	—	15,650	—
—	62,701	—	—	—	—
203,324	36,875	—	8,044	44,208	60,530
13,031	1,708	363	439	2,203	3,720
117,279	34,584	26,461	28,463	59,559	44,984
1,837,866	769,659	26,824	93,005	613,791	791,013
$218,687,739	$72,189,794	$5,066,560	$8,643,699	$30,259,863	$49,189,804

$287,501,118	$71,623,884	$5,108,470	$11,640,058	$38,686,560	$54,383,778
(1,005,228)	11,233	(126)	7,124	(80,571)	239,134
(41,588,159)	(809,215)	—	(2,934,464)	(5,907,934)	(4,961,747)
(26,219,992)	1,363,892	(41,784)	(69,019)	(2,438,192)	(471,361)
$218,687,739	$72,189,794	$5,066,560	$8,643,699	$30,259,863	$49,189,804

$8,160,368	$353,538	$9,972	$24,679	$454,566	$63,815
3,694,581	—	9,941	858	342,486	53,131
206,832,790	71,836,256	5,046,647	8,618,162	29,462,811	49,072,858

1,114,054	36,183	1,006	3,291	57,665	8,409
504,733	—	1,005	102	41,071	7,100
27,114,340	7,481,764	508,895	1,190,805	2,944,842	5,696,668

$7.32	$9.77	$9.91	$7.50	$7.88	$7.59
7.32	—	9.89	8.38	8.34	7.48
7.63	9.60	9.92	7.24	10.00	8.61
$233,608,762	$68,774,729	$5,024,061	$8,596,267	$32,383,647	$48,458,673
$—	$—	$—	$—	$—	$—
$57,417	$18,159	$—	$2,656	$30,683	$232,957

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Six Month Period Ended April 30, 2016 (Unaudited)

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Hard Currency Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$24,070,638	$218,407	$2,130,766
Dividends, net of foreign tax withholdings*	—	—	—
Total Income	24,070,638	218,407	2,130,766
EXPENSES:
Investment Manager fees	2,623,127	25,202	356,253
Administration fees	52,451	560	7,498
Custody fees	125,679	1,601	40,903
Professional fees	153,574	14,955	31,888
Trustees’ fees	57,082	566	8,027
Offering expenses and registration fees	27,499	24,791	24,839
Insurance fees	21,814	163	2,692
Printing fees	5,706	5,703	5,708
Distribution fees - Class A	3,316	25	873
Distribution fees - Class C	2,559	27	199
Other	15,895	3,392	7,284
Total Expenses	3,088,702	76,985	486,164
Less expenses reimbursed by the Investment Manager	(407,344)	(51,169)	(121,670)
Net Expenses	2,681,358	25,816	364,494
Net Investment Income	21,389,280	192,591	1,766,272
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	(37,788,310)	(147,860)	(6,612,845)
Forward foreign currency exchange contracts	6,287,516	(332)	1,113,484
Currency swap contracts	1,241	—	—
Interest rate swap contracts	13,449	—	(146,968)
Foreign exchange transactions	(3,217,091)	(30)	96,339
Net Realized Gain (Loss)	(34,703,195)	(148,222)	(5,549,990)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	42,208,769	246,223	8,940,335
Forward foreign currency exchange contracts	3,731,033	53	288,890
Investments in fully funded total return swaps	549,017	—	402,579
Currency swap contracts	(69,058)	—	—
Interest rate and centrally cleared swap contracts	1,560,354	—	925,731
Foreign exchange translations	134,242	61	130,151
Change in Net Unrealized Appreciation (Depreciation)	48,114,357	246,337	10,687,686
Net Realized and Unrealized Gains (Losses)	13,411,162	98,115	5,137,696
Net Increase (Decrease) in Net Assets Resulting from Operations	$34,800,442	$290,706	$6,903,968
* Foreign Tax Withholdings	$76,214	$164	$32,043

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Equity Opportunities Fund	Ashmore Emerging Markets Value Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund

$12,261,243	$2,000,488	$—	$—	$—	$—
—	—	38,274	56,368	270,884	1,200,444
12,261,243	2,000,488	38,274	56,368	270,884	1,200,444

1,282,863	113,594	—	48,057	320,988	363,925
22,308	3,495	412	836	4,283	4,854
30,459	3,209	111	11,643	45,890	47,249
72,532	19,261	8,525	14,531	23,374	24,219
24,755	2,813	612	846	4,872	4,680
29,872	24,851	49,242	24,888	25,180	25,504
7,959	769	3,398	266	1,344	808
5,722	5,313	5,319	5,315	5,388	5,505
8,719	492	10	28	409	61
16,223	—	41	4	1,575	255
6,953	2,750	2,507	4,224	5,163	4,047
1,508,365	176,547	70,177	110,638	438,466	481,107
(178,188)	(58,966)	(69,096)	(61,726)	(111,010)	(109,823)
1,330,177	117,581	1,081	48,912	327,456	371,284
10,931,066	1,882,907	37,193	7,456	(56,572)	829,160

(24,148,506)	(727,635)	—	(1,044,469)	(2,304,960)	(3,894,534)
(157,566)	2,884	—	—	—	(3,871)
—	—	—	—	—	—
—	—	—	—	—	—
618,959	(19,028)	—	(493)	11,196	(87,332)
(23,687,113)	(743,779)	—	(1,044,962)	(2,293,764)	(3,985,737)

12,304,205	2,690,794	(41,784)	1,183,919	2,310,003	2,210,786
(278,763)	(13,117)	—	—	1,330	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
19,769	1,024	—	75	(1,801)	1,269
12,045,211	2,678,701	(41,784)	1,183,994	2,309,532	2,212,055
(11,641,902)	1,934,922	(41,784)	139,032	15,768	(1,773,682)
$(710,836)	$3,817,829	$(4,591)	$146,488	$(40,804)	$(944,522)
$1,036	$1,693	$—	$5,853	$22,504	$100,181

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Month Period Ended April 30, 2016 (Unaudited) and the Fiscal Year Ended October 31, 2015

	Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Hard Currency Debt Fund[1]		Ashmore Emerging Markets Local Currency Bond Fund
	2016	2015	2016	2015	2016	2015
OPERATIONS:
Net investment income (loss)	$21,389,280	$49,143,640	$192,591	$334,346	$1,766,272	$3,583,104
Net realized gain (loss)	(34,703,195)	(110,394,761)	(148,222)	(129,709)	(5,549,990)	(14,531,913)
Net change in unrealized appreciation (depreciation)	48,114,357	(14,430,563)	246,337	(265,977)	10,687,686	(8,389,207)
Net Increase (Decrease) in Net Assets Resulting from Operations	34,800,442	(75,681,684)	290,706	(61,340)	6,903,968	(19,338,016)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(104,400)	—	(761)	(356)	(15,707)	—
From net realized gain	—	—	—	—	—	—
Tax return of capital	—	(212,099)	—	(37)	—	(29,458)

Total Distributions to Class A Shareholders	(104,400)	(212,099)	(761)	(393)	(15,707)	(29,458)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(18,348)	—	(154)	(48)	(764)	—
From net realized gain	—	—	—	—	—	—
Tax return of capital	—	(33,394)	—	(12)	—	(2,295)

Total Distributions to Class C Shareholders	(18,348)	(33,394)	(154)	(60)	(764)	(2,295)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(21,193,551)	—	(184,352)	(263,319)	(1,755,491)	—
From net realized gain	—	—	—	—	—	—
Tax return of capital	—	(48,542,322)	—	(69,250)	—	(3,490,233)

Total Distributions to Institutional Class Shareholders	(21,193,551)	(48,542,322)	(184,352)	(332,569)	(1,755,491)	(3,490,233)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	71,897	(4,565,169)	110,533	(33,736)	4,605	15,061
Net increase (decrease) in net assets resulting from Class C share transactions	77,924	(453,745)	1,769	59	25,533	(87,947)
Net increase (decrease) in net assets resulting from Institutional Class share transactions	541,664	(322,702,928)	1,074,227	307,396	(10,937,306)	769,959

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	691,485	(327,721,842)	1,186,529	273,719	(10,907,168)	697,073
Total Increase (Decrease) in Net Assets	14,175,628	(452,191,341)	1,291,968	(120,643)	(5,775,162)	(22,162,929)
NET ASSETS:
Net Assets at the Beginning of the Period	537,136,135	989,327,476	5,491,696	5,612,339	80,243,918	102,406,847
Net Assets at the End of the Period	$551,311,763	$537,136,135	$6,783,664	$5,491,696	$74,468,756	$80,243,918
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$(13,325,617)	$(13,398,598)	$(4,264)	$(11,588)	$(7,801,962)	$(7,796,272)

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund		Ashmore Emerging Markets Short Duration Fund		Ashmore Emerging Markets Equity Opportunities Fund[2]	Ashmore Emerging Markets Value Fund[3]
2016	2015	2016	2015	2016	2016	2015

$ 10,931,066	$24,546,377	$1,882,907	$1,914,528	$ 37,193	$7,456	$47,726
(23,687,113)	(20,223,394)	(743,779)	(62,733)	—	(1,044,962)	(752,570)
12,045,211	(21,723,064)	2,678,701	(971,004)	(41,784)	1,183,994	(1,229,809)
(710,836)	(17,400,081)	3,817,829	880,791	(4,591)	146,488	(1,934,653)

(348,077)	(372,250)	(19,460)	(19,616)	(72)	—	(183)
—	(18,884)	—	—	—	—	—
—	(69,976)	—	(310)	—	—	(9)

(348,077)	(461,110)	(19,460)	(19,926)	(72)	—	(192)

(150,116)	(121,913)	—	—	(60)	—	(6)
—	(3,404)	—	—	—	—	—
—	(28,429)	—	—	—	—	—

(150,116)	(153,746)	—	—	(60)	—	(6)

(10,885,292)	(23,014,251)	(1,829,457)	(1,902,761)	(37,187)	—	(59,909)
—	(1,963,846)	—	—	—	—	—
—	(2,370,968)	—	(20,794)	—	—	(2,811)

(10,885,292)	(27,349,065)	(1,829,457)	(1,923,555)	(37,187)	—	(62,720)

1,156,771	6,391,685	(79,366)	232,701	10,061	—	694
605,529	3,075,145	—	—	10,051	—	4
(18,530,022)	(83,452,584)	42,956,891	6,697,940	5,088,358	871,491	(712,536)

(16,767,722)	(73,985,754)	42,877,525	6,930,641	5,108,470	871,491	(711,838)
(28,862,043)	(119,349,756)	44,846,437	5,867,951	5,066,560	1,017,979	(2,709,409)

247,549,782	366,899,538	27,343,357	21,475,406	—	7,625,720	10,335,129
$218,687,739	$247,549,782	$72,189,794	$27,343,357	$5,066,560	$8,643,699	$7,625,720
$ (1,005,228)	$(552,809)	$11,233	$(22,757)	$ (126)	$7,124	$(332)

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Month Period Ended April 30, 2016 (Unaudited) and the Fiscal Year Ended October 31, 2015

	Ashmore Emerging Markets Small-Cap Equity Fund		Ashmore Emerging Markets Frontier Equity Fund

	2016	2015	2016	2015

OPERATIONS:

Net investment income (loss)	$(56,572)	$866,525	$829,160	$332,020

Net realized gain (loss)	(2,293,764)	(3,605,071)	(3,985,737)	(1,003,655)

Net change in unrealized appreciation (depreciation)	2,309,532	(3,867,028)	2,212,055	(2,795,438)

Net Increase (Decrease) in Net Assets Resulting from Operations	(40,804)	(6,605,574)	(944,522)	(3,467,073)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:

From net investment income	(3,800)	(2,670)	(621)	(1,940)

From net realized gain	—	(13,879)	—	(13,570)

Total Distributions to Class A Shareholders	(3,800)	(16,549)	(621)	(15,510)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:

From net investment income	(4,330)	(2,447)	(435)	(76)

From net realized gain	—	(3,134)	—	(86)

Total Distributions to Class C Shareholders	(4,330)	(5,581)	(435)	(162)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:

From net investment income	(552,735)	(351,773)	(570,918)	(281,333)

From net realized gain	—	(1,629,523)	—	(778,573)

Total Distributions to Institutional Class Shareholders	(552,735)	(1,981,296)	(570,918)	(1,059,906)

FUND SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Class A share transactions	178,070	2,267	20,166	49,816

Net increase (decrease) in net assets resulting from Class C share transactions	28,955	288,746	1,336	55,144

Net increase (decrease) in net assets resulting from Institutional Class share transactions	(12,401,334)	2,055,975	634,720	47,197,318

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	(12,194,309)	2,346,988	656,222	47,302,278

Net Increase (Decrease) in Net Assets	(12,795,978)	(6,262,012)	(860,274)	42,759,627

NET ASSETS:

Net Assets at the Beginning of the Period	43,055,841	49,317,853	50,050,078	7,290,451

Net Assets at the End of the Period	$30,259,863	$43,055,841	$49,189,804	$50,050,078

Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$(80,571)	$536,866	$239,134	$(18,052)

[1]	Formerly the Ashmore Emerging Markets Debt Fund.
[2]	The Fund commenced investment operations on November 23, 2015.
[3]	Formerly the Ashmore Emerging Markets Equity Fund.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund
	Class A
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 7.49	$ 8.75	$ 9.30	$ 10.05	$ 9.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.48 [2]	0.44	0.41	0.43 [2]	0.22 [2]
Net realized and unrealized gain (loss)	0.19	(1.24)	(0.42)	(0.57)	0.68	(0.66)

Total from investment operations	0.48	(0.76)	0.02	(0.16)	1.11	(0.44)

Less distributions:

From net investment income	(0.29)	—	(0.33)	(0.43)	(0.43)	(0.09)
From net realized gain	—	—	(0.12)	(0.16)	—	—
Tax return of capital	—	(0.50)	(0.12)	—	—	(0.10)

Total distributions	(0.29)	(0.50)	(0.57)	(0.59)	(0.43)	(0.19)

Net asset value at end of period	$ 7.68	$ 7.49	$ 8.75	$ 9.30	$10.05	$ 9.37

Total return[3]	6.63%	(8.78%)	0.17%	(1.70%)	12.20%	(4.40%)

Portfolio turnover rate[4]	46%	101%	80%	85%	83%	39%

Net assets, end of period (in thousands)	$3,029	$2,951	$8,351	$10,344	$3,263	$ 509

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.43%	1.37%	1.38%	1.38%	1.48%	1.75%
Total expenses after reimbursements	1.27%	1.29%	1.30%	1.30%	1.30%	1.30%

Net investment income to average net assets:
Net investment income before reimbursements	7.72%	5.91%	4.79%	4.55%	3.99%	4.21%
Net investment income after reimbursements	7.88%	5.99%	4.87%	4.63%	4.17%	4.66%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund
	Class C
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 7.48	$ 8.74	$ 9.29	$10.05	$ 9.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.44 [2]	0.37	0.33	0.39 [2]	0.19 [2]
Net realized and unrealized gain (loss)	0.16	(1.26)	(0.42)	(0.57)	0.66	(0.66)

Total from investment operations	0.45	(0.82)	(0.05)	(0.24)	1.05	(0.47)

Less distributions:

From net investment income	(0.26)	—	(0.28)	(0.36)	(0.36)	(0.08)
From net realized gain	—	—	(0.12)	(0.16)	—	—
Tax return of capital	—	(0.44)	(0.10)	—	—	(0.09)

Total distributions	(0.26)	(0.44)	(0.50)	(0.52)	(0.36)	(0.17)

Net asset value at end of period	$ 7.67	$ 7.48	$ 8.74	$ 9.29	$10.05	$ 9.36

Total return[3]	6.25%	(9.58%)	(0.45%)	(2.44%)	11.42%	(4.79%)

Portfolio turnover rate[4]	46%	101%	80%	85%	83%	39%

Net assets, end of period (in thousands)	$ 533	$ 443	$1,028	$ 969	$ 541	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.18%	2.12%	2.13%	2.13%	2.21%	2.82%
Total expenses after reimbursements	2.02%	2.03%	2.05%	2.05%	2.05%	2.05%

Net investment income to average net assets:
Net investment income before reimbursements	7.01%	5.35%	4.04%	3.83%	2.62%	3.32%
Net investment income after reimbursements	7.17%	5.44%	4.12%	3.91%	2.78%	4.09%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund
	Institutional Class
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[6]

Net asset value at beginning of period	$ 7.60	$ 8.88	$ 9.43	$ 10.20	$ 9.50	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.53 [2]	0.46	0.45	0.44 [2]	0.46 [2]
Net realized and unrealized gain (loss)	0.19	(1.28)	(0.41)	(0.60)	0.72	(0.34)

Total from investment operations	0.49	(0.75)	0.05	(0.15)	1.16	0.12

Less distributions:

From net investment income	(0.30)	—	(0.35)	(0.46)	(0.46)	(0.29)
From net realized gain	—	—	(0.12)	(0.16)	—	—
Tax return of capital	—	(0.53)	(0.13)	—	—	(0.33)

Total distributions	(0.30)	(0.53)	(0.60)	(0.62)	(0.46)	(0.62)

Net asset value at end of period	$ 7.79	$ 7.60	$ 8.88	$ 9.43	$ 10.20	$ 9.50

Total return[3]	6.72%	(8.58%)	0.51%	(1.48%)	12.50%	1.11%

Portfolio turnover rate[4]	46%	101%	80%	85%	83%	39%

Net assets, end of period (in thousands)	$547,750	$533,742	$979,949	$662,412	$513,956	$101,947

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.18%	1.12%	1.13%	1.13%	1.22%	1.63%
Total expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	7.98%	6.40%	5.04%	4.81%	4.11%	4.63%
Net investment income after reimbursements	8.14%	6.50%	5.15%	4.92%	4.31%	5.24%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund[1]
	Class A
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]

Net asset value at beginning of period	$ 8.13	$ 8.74	$10.15	$11.06	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.34	0.49	0.50	0.46	0.44	0.19
Net realized and unrealized gain (loss)	0.08	(0.62)	0.20	(0.88)	1.03	0.04

Total from investment operations	0.42	(0.13)	0.70	(0.42)	1.47	0.23

Less distributions:

From net investment income	(0.30)	(0.38)	(0.53)	(0.46)	(0.45)	(0.19)
From net realized gain	—	—	(1.58)	(0.03)	—	—
Tax return of capital		(0.10)	— [4]	—	—	—

Total distributions	(0.30)	(0.48)	(2.11)	(0.49)	(0.45)	(0.19)

Net asset value at end of period	$ 8.25	$ 8.13	$ 8.74	$10.15	$11.06	$10.04

Total return[5]	5.46%	(1.36%)	8.46%	(3.86%)	15.24%	2.26%

Portfolio turnover rate[6]	33%	35%	99%	81%	30%	9%

Net assets, end of period (in thousands)	$ 114	$ 3	$ 38	$ 2	$ 14	$ 1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	2.93%	3.81%	3.79%	1.66%	1.93%	4.61%
Total expenses after reimbursements	1.17%	1.19%	1.20%	1.20%	1.20%	1.20%

Net investment income to average net assets:
Net investment income before reimbursements	7.00%	3.18%	3.23%	3.75%	3.62%	0.57%
Net investment income after reimbursements	8.76%	5.80%	5.82%	4.21%	4.35%	3.98%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund[1]
	Class C
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]

Net asset value at beginning of period	$ 8.08	$ 8.70	$10.12	$11.04	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.22	0.43	0.44	0.38	0.37	0.15
Net realized and unrealized gain (loss)	0.23	(0.62)	0.17	(0.89)	1.01	0.05

Total from investment operations	0.45	(0.19)	0.61	(0.51)	1.38	0.20

Less distributions:

From net investment income	(0.33)	(0.34)	(0.45)	(0.38)	(0.38)	(0.16)
From net realized gain	—	—	(1.58)	(0.03)	—	—
Tax return of capital	—	(0.09)	— [4]	—	—	—

Total distributions	(0.33)	(0.43)	(2.03)	(0.41)	(0.38)	(0.16)

Net asset value at end of period	$ 8.20	$ 8.08	$ 8.70	$10.12	$11.04	$10.04

Total return[5]	5.81%	(2.11%)	7.30%	(4.64%)	14.28%	1.90%

Portfolio turnover rate[6]	33%	35%	99%	81%	30%	9%

Net assets, end of period (in thousands)	$ 2	$ 1	$ 1	$ 1	$ 1	$ 1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	3.85%	4.49%	4.90%	2.41%	2.73%	5.35%
Total expenses after reimbursements	1.92%	1.93%	1.95%	1.95%	1.95%	1.95%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	3.63%	2.73%	1.99%	3.16%	2.86%	(0.18%)
Net investment income after reimbursements	5.56%	5.29%	4.94%	3.62%	3.64%	3.22%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund[1]
	Institutional Class
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[8]

Net asset value at beginning of period	$ 8.07	$ 8.68	$10.08	$ 10.99	$ 9.99	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.27	0.51	0.52	0.48	0.48	0.40
Net realized and unrealized gain (loss)	0.10	(0.62)	0.18	(0.87)	1.01	—

Total from investment operations	0.37	(0.11)	0.70	(0.39)	1.49	0.40

Less distributions:
From net investment income	(0.25)	(0.40)	(0.52)	(0.49)	(0.49)	(0.41)
From net realized gain	—	—	(1.58)	(0.03)	—	—
Tax return of capital	—	(0.10)	— [4]	—	—	—

Total distributions	(0.25)	(0.50)	(2.10)	(0.52)	(0.49)	(0.41)

Net asset value at end of period	$ 8.19	$ 8.07	$ 8.68	$ 10.08	$ 10.99	$ 9.99

Total return[5]	4.85%	(1.10%)	8.41%	(3.64%)	15.32%	4.15%

Portfolio turnover rate[6]	33%	35%	99%	81%	30%	9%

Net assets, end of period (in thousands)	$6,667	$5,488	$5,573	$29,004	$35,025	$30,533

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	2.75%	3.49%	3.43%	1.41%	1.63%	3.63%
Total expenses after reimbursements	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	5.03%	3.64%	3.20%	4.08%	3.95%	1.74%
Net investment income after reimbursements	6.86%	6.21%	5.71%	4.57%	4.66%	4.45%

[1]	Formerly the Ashmore Emerging Markets Debt Fund.
[2]	Class A and Class C commenced investment operations on May 12, 2011.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]	Amount is less than $0.005 per share.
[5]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[6]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[7]	Annualized for periods less than one year.
[8]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund
	Class A
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 6.57	$ 8.44	$ 9.13	$ 9.83	$ 9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14 [2]	0.29	0.37 [2]	0.44 [2]	0.43 [2]	0.13 [2]
Net realized and unrealized gain (loss)	0.49	(1.88)	(0.66)	(0.74)	0.31	(0.48)

Total from investment operations	0.63	(1.59)	(0.29)	(0.30)	0.74	(0.35)

Less distributions:

From net investment income	(0.14)	—	—	(0.22)	(0.34)	(0.13)
From net realized gain	—	—	—	(0.01)	—	—
Tax return of capital	—	(0.28)	(0.40)	(0.17)	— [3]	(0.09)

Total distributions	(0.14)	(0.28)	(0.40)	(0.40)	(0.34)	(0.22)

Net asset value at end of period	$ 7.06	$ 6.57	$ 8.44	$ 9.13	$ 9.83	$ 9.43

Total return[4]	9.87%	(19.17%)	(3.25%)	(3.21%)	8.02%	(3.60%)

Portfolio turnover rate[5]	31%	83%	112%	112%	101%	31%

Net assets, end of period (in thousands)	$ 771	$ 712	$ 897	$2,096	$ 413	$ 286

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.55%	1.51%	1.55%	1.47%	1.64%	1.99%
Total expenses after reimbursements	1.22%	1.23%	1.25%	1.25%	1.25%	1.25%

Net investment income to average net assets:
Net investment income before reimbursements	4.14%	3.53%	4.29%	4.38%	3.03%	2.34%
Net investment income after reimbursements	4.47%	3.81%	4.59%	4.60%	3.42%	3.08%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund
	Class C
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 6.56	$ 8.42	$ 9.13	$ 9.83	$ 9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12 [2]	0.18	0.29 [2]	0.38 [2]	0.22 [2]	0.13 [2]
Net realized and unrealized gain (loss)	0.49	(1.82)	(0.67)	(0.75)	0.45	(0.51)

Total from investment operations	0.61	(1.64)	(0.38)	(0.37)	0.67	(0.38)

Less distributions:

From net investment income	(0.12)	—	—	(0.18)	(0.27)	(0.11)
From net realized gain	—	—	—	(0.01)	—	—
Tax return of capital	—	(0.22)	(0.33)	(0.14)	— [3]	(0.08)

Total distributions	(0.12)	(0.22)	(0.33)	(0.33)	(0.27)	(0.19)

Net asset value at end of period	$ 7.05	$ 6.56	$ 8.42	$ 9.13	$ 9.83	$ 9.43

Total return[4]	9.68%	(19.83%)	(4.18%)	(3.92%)	7.33%	(4.01%)

Portfolio turnover rate[5]	31%	83%	112%	112%	101%	31%

Net assets, end of period (in thousands)	$ 68	$ 40	$ 147	$ 124	$ 19	$ 1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.31%	2.26%	2.31%	2.22%	2.47%	2.87%
Total expenses after reimbursements	1.97%	1.99%	2.00%	2.00%	2.00%	2.00%

Net investment income to average net assets:
Net investment income before reimbursements	3.46%	2.71%	3.41%	3.77%	1.87%	1.87%
Net investment income after reimbursements	3.80%	2.98%	3.72%	3.99%	2.34%	2.74%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund
	Institutional Class
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[7]

Net asset value at beginning of period	$ 6.80	$ 8.73	$ 9.45	$ 10.18	$ 9.76	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16 [2]	0.31	0.43 [2]	0.49 [2]	0.37 [2]	0.29 [2]
Net realized and unrealized gain (loss)	0.51	(1.93)	(0.71)	(0.78)	0.42	0.06

Total from investment operations	0.67	(1.62)	(0.28)	(0.29)	0.79	0.35

Less distributions:

From net investment income	(0.16)	—	—	(0.24)	(0.37)	(0.35)
From net realized gain	—	—	—	(0.01)	—	—
Tax return of capital	—	(0.31)	(0.44)	(0.19)	— [3]	(0.24)

Total distributions	(0.16)	(0.31)	(0.44)	(0.44)	(0.37)	(0.59)

Net asset value at end of period	$ 7.31	$ 6.80	$ 8.73	$ 9.45	$ 10.18	$ 9.76

Total return[4]	10.04%	(18.91%)	(3.04%)	(3.02%)	8.39%	3.35%

Portfolio turnover rate[5]	31%	83%	112%	112%	101%	31%

Net assets, end of period (in thousands)	$73,630	$79,492	$101,363	$82,543	$72,673	$62,530

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.29%	1.26%	1.32%	1.22%	1.39%	1.70%
Total expenses after reimbursements	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	4.38%	3.78%	4.34%	4.64%	3.31%	2.55%
Net investment income after reimbursements	4.70%	4.07%	4.69%	4.89%	3.73%	3.28%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Amount is less than $0.005 per share.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund
	Class A
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 7.66	$8.94	$9.25	$9.69	$9.09	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.36	0.74	0.55 [2]	0.51 [2]	0.67 [2]	0.32 [2]
Net realized and unrealized gain (loss)	(0.33)	(1.21)	(0.31)	(0.35)	0.67	(0.86)

Total from investment operations	0.03	(0.47)	0.24	0.16	1.34	(0.54)

Less distributions:

From net investment income	(0.37)	(0.67)	(0.55)	(0.52)	(0.69)	(0.37)
From net realized gain	—	(0.06)	—	(0.07)	(0.05)	—
Tax return of capital		(0.08)	—	(0.01)	—	—

Total distributions	(0.37)	(0.81)	(0.55)	(0.60)	(0.74)	(0.37)

Net asset value at end of period	$ 7.32	$7.66	$8.94	$9.25	$9.69	$9.09

Total return[3]	0.62%	(5.27%)	2.53%	1.63%	15.54%	(5.44%)

Portfolio turnover rate[4]	29%	90%	82%	49%	50%	22%

Net assets, end of period (in thousands)	$8,160	$7,280	$1,704	$2,852	$485	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.58%	1.55%	1.53%	1.71%	2.89%	4.36%
Total expenses after reimbursements	1.42%	1.42%	1.45%	1.45%	1.45%	1.45%

Net investment income to average net assets:
Net investment income before reimbursements	9.34%	8.77%	5.79%	5.15%	5.19%	4.35%
Net investment income after reimbursements	9.50%	8.90%	5.87%	5.41%	6.63%	7.26%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund
	Class C
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 7.66	$8.95	$9.25	$9.70	$9.09	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.33	0.64	0.48 [2]	0.44 [2]	0.60 [2]	0.28 [2]
Net realized and unrealized gain (loss)	(0.33)	(1.18)	(0.30)	(0.36)	0.68	(0.86)

Total from investment operations	—	(0.54)	0.18	0.08	1.28	(0.58)

Less distributions:

From net investment income	(0.34)	(0.62)	(0.48)	(0.45)	(0.62)	(0.33)
From net realized gain	—	(0.06)	—	(0.07)	(0.05)	—
Tax return of capital		(0.07)	—	(0.01)	—	—

Total distributions	(0.34)	(0.75)	(0.48)	(0.53)	(0.67)	(0.33)

Net asset value at end of period	$ 7.32	$7.66	$8.95	$9.25	$9.70	$9.09

Total return[3]	0.25%	(6.04%)	1.87%	0.80%	14.78%	(5.78%)

Portfolio turnover rate[4]	29%	90%	82%	49%	50%	22%

Net assets, end of period (in thousands)	$3,695	$3,226	$421	$150	$27	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.33%	2.30%	2.28%	2.46%	3.60%	5.12%
Total expenses after reimbursements	2.17%	2.17%	2.20%	2.20%	2.20%	2.20%

Net investment income to average net assets:
Net investment income before reimbursements	8.58%	8.13%	5.15%	4.42%	4.73%	3.59%
Net investment income after reimbursements	8.74%	8.26%	5.23%	4.68%	6.13%	6.51%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund
	Institutional Class
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[6]

Net asset value at beginning of period	$ 7.98	$9.30	$9.61	$10.07	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.38	0.75	0.59 [2]	0.55 [2]	0.73 [2]	0.63 [2]
Net realized and unrealized gain (loss)	(0.34)	(1.22)	(0.31)	(0.36)	0.70	(0.60)

Total from investment operations	0.04	(0.47)	0.28	0.19	1.43	0.03

Less distributions:

From net investment income	(0.39)	(0.71)	(0.59)	(0.57)	(0.74)	(0.60)
From net realized gain	—	(0.06)	—	(0.07)	(0.05)	—
Tax return of capital		(0.08)	—	(0.01)	—	—

Total distributions	(0.39)	(0.85)	(0.59)	(0.65)	(0.79)	(0.60)

Net asset value at end of period	$ 7.63	$7.98	$9.30	$9.61	$10.07	$9.43

Total return[3]	0.64%	(5.08%)	2.91%	1.91%	15.97%	0.27%

Portfolio turnover rate[4]	29%	90%	82%	49%	50%	22%

Net assets, end of period (in thousands)	$206,833	$237,044	$364,775	$183,567	$17,651	$11,824

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.33%	1.30%	1.28%	1.46%	2.66%	3.78%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	9.65%	8.63%	6.14%	5.37%	6.16%	4.60%
Net investment income after reimbursements	9.81%	8.76%	6.25%	5.66%	7.65%	7.21%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund
	Class A
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 9.57	$ 9.99	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.46	0.67	0.05
Net realized and unrealized gain (loss)	0.20	(0.41)	(0.01)

Total from investment operations	0.66	0.26	0.04

Less distributions:

From net investment income	(0.46)	(0.67)	(0.05)
From net realized gain	—	—	—
Tax return of capital	—	(0.01)	—

Total distributions	(0.46)	(0.68)	(0.05)

Net asset value at end of period	$ 9.77	$ 9.57	$ 9.99

Total return[2]	7.23%	2.98%	0.45%

Portfolio turnover rate[3]	37%	38%	19%

Net assets, end of period (in thousands)	$354	$425	$201

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.29%	1.65%	2.93%
Total expenses after reimbursements	0.92%	0.93%	0.95%

Net investment income to average net assets:
Net investment income before reimbursements	9.58%	6.50%	3.35%
Net investment income after reimbursements	9.95%	7.22%	5.33%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund
	Institutional Class

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended October 31, 2014[5]

Net asset value at beginning of period	$ 9.40	$ 9.81	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.47	0.68	0.16
Net realized and unrealized gain (loss)	0.19	(0.39)	(0.19)

Total from investment operations	0.66	0.29	(0.03)

Less distributions:

From net investment income	(0.46)	(0.69)	(0.16)
From net realized gain	—	—	—
Tax return of capital	—	(0.01)	—

Total distributions	(0.46)	(0.70)	(0.16)

Net asset value at end of period	$ 9.60	$ 9.40	$ 9.81

Total return[2]	7.42%	3.28%	(0.25%)

Portfolio turnover rate[3]	37%	38%	19%

Net assets, end of period (in thousands)	$71,836	$26,918	$21,275

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.01%	1.41%	2.94%
Total expenses after reimbursements	0.67%	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	10.42%	6.61%	2.58%
Net investment income after reimbursements	10.76%	7.35%	4.85%

[1]	Class A commenced investment operations on September 23, 2014.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.
[5]	The Institutional Class commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Opportunities Fund
Class A

Period Ended April 30, 2016 (Unaudited)[1]

Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gain (loss)	(0.08)

Total from investment operations	(0.02)

Less distributions:

From net investment income	(0.07)
Tax return of capital	—

Total distributions	(0.07)

Net asset value at end of period	$ 9.91

Total return[2]	(0.16%)

Portfolio turnover rate[3]	0%

Net assets, end of period (in thousands)	$10

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	3.66%
Total expenses after reimbursements	0.30%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.80%)
Net investment income after reimbursements	1.56%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Opportunities Fund
Class C

Period Ended April 30, 2016 (Unaudited)[1]

Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss)	(0.08)

Total from investment operations	(0.05)

Less distributions:

From net investment income	(0.06)
Tax return of capital	—

Total distributions	(0.06)

Net asset value at end of period	$ 9.89

Total return[2]	(0.49%)

Portfolio turnover rate[3]	0%

Net assets, end of period (in thousands)	$10

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	4.40%
Total expenses after reimbursements	1.05%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(2.54%)
Net investment income after reimbursements	0.81%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Opportunities Fund
Institutional Class

Period Ended April 30, 2016 (Unaudited)[1]

Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07
Net realized and unrealized gain (loss)	(0.08)

Total from investment operations	(0.01)

Less distributions:

From net investment income	(0.07)
Tax return of capital	—

Total distributions	(0.07)

Net asset value at end of period	$ 9.92

Total return[2]	(0.03%)

Portfolio turnover rate[3]	0%

Net assets, end of period (in thousands)	$5,047

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	3.40%
Total expenses after reimbursements	0.05%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.54%)
Net investment income after reimbursements	1.81%

[1]	Class A, Class C and the Institutional Class commenced investment operations on November 23, 2015.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund[1]

	Class A

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[2]

Net asset value at beginning of period	$ 7.29	$ 9.24	$ 9.66	$ 9.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)	— [3]	0.03	0.06	0.08 [4]	0.08 [4]
Net realized and unrealized gain (loss)	0.21	(1.92)	(0.40)	0.64	(0.98)

Total from investment operations	0.21	(1.89)	(0.34)	0.72	(0.90)

Less distributions:

From net investment income	—	(0.06)	(0.08)	(0.06)	(0.09)
Tax return of capital	—	— [3]	—	(0.01)	—

Total distributions	—	(0.06)	(0.08)	(0.07)	(0.09)

Net asset value at end of period	$ 7.50	$ 7.29	$ 9.24	$ 9.66	$ 9.01

Total return[5]	2.88%	(20.52%)	(3.58%)	8.11%	(8.94%)

Portfolio turnover rate[6]	68%	106%	130%	92%	95%

Net assets, end of period (in thousands)	$ 25	$ 24	$ 30	$ 28	$ 1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	2.89%	3.56%	3.62%	3.01%	4.40%
Total expenses after reimbursements	1.42%	1.43%	1.45%	1.45%	1.45%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.54%)	(1.82%)	(1.45%)	(0.70%)	(1.60%)
Net investment income (loss) after reimbursements	(0.07%)	0.31%	0.72%	0.86%	1.35%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund[1]

	Class C

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[8]

Net asset value at beginning of period	$ 8.17	$ 10.46	$11.00	$10.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.01)	(0.03)[4]	(0.01)[4]
Net realized and unrealized gain (loss)	0.24	(2.19)	(0.45)	0.78	0.36

Total from investment operations	0.21	(2.23)	(0.46)	0.75	0.35

Less distributions:

From net investment income	—	(0.06)	(0.08)	(0.06)	(0.03)
Tax return of capital	—	— [3]	—	(0.01)	—

Total distributions	—	(0.06)	(0.08)	(0.07)	(0.03)

Net asset value at end of period	$ 8.38	$ 8.17	$10.46	$11.00	$10.32

Total return[5]	2.57%	(21.38%)	(4.24%)	7.58%	3.26%

Portfolio turnover rate[6]	68%	106%	130%	92%	95%

Net assets, end of period (in thousands)	$ 1	$ 1	$ 1	$ 1	$ 1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	3.76%	4.31%	4.34%	3.77%	5.40%
Total expenses after reimbursements	2.17%	2.18%	2.20%	2.20%	2.20%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.42%)	(2.57%)	(2.25%)	(1.81%)	(3.82%)
Net investment loss after reimbursements	(0.83%)	(0.44%)	(0.11%)	(0.24%)	(0.62%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund[1]

	Institutional Class

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[9]

Net asset value at beginning of period	$ 7.02	$ 8.88	$ 9.27	$ 8.62	$ 8.81	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.05	0.08	0.07 [4]	0.09 [4]	0.05 [4]
Net realized and unrealized gain (loss)	0.21	(1.85)	(0.39)	0.65	(0.17)	(1.19)

Total from investment operations	0.22	(1.80)	(0.31)	0.72	(0.08)	(1.14)

Less distributions:

From net investment income	—	(0.06)	(0.08)	(0.06)	(0.10)	(0.05)
Tax return of capital	—	— [3]	—	(0.01)	(0.01)	—

Total distributions	—	(0.06)	(0.08)	(0.07)	(0.11)	(0.05)

Net asset value at end of period	$ 7.24	$ 7.02	$ 8.88	$ 9.27	$ 8.62	$ 8.81

Total return[5]	3.13%	(20.34%)	(3.40%)	8.48%	(0.87%)	(11.37%)

Portfolio turnover rate[6]	68%	106%	130%	92%	95%	75%

Net assets, end of period (in thousands)	$8,618	$ 7,601	$10,304	$9,825	$8,742	$ 8,848

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	2.65%	3.31%	3.37%	2.76%	4.09%	5.34%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.30%)	(1.59%)	(1.28%)	(0.79%)	(1.84%)	(2.55%)
Net investment income after reimbursements	0.18%	0.55%	0.92%	0.80%	1.08%	1.62%

[1]	Formerly the Ashmore Emerging Markets Equity Fund.
[2]	Class A commenced investment operations on February 27, 2012.
[3]	Amount is less than $0.005 per share.
[4]	Per share amounts are based on average number of shares outstanding during the period.
[5]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[6]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[7]	Annualized for periods less than one year.
[8]	Class C commenced investment operations on August 24, 2012.
[9]	The Institutional Class commenced investment operations on June 22, 2011.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class A

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Net asset value at beginning of period	$ 7.92	$ 9.35	$10.61	$ 9.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.16	0.01 [2]	0.08 [2]	0.02 [2]
Net realized and unrealized gain (loss)	0.13	(1.12)	(0.42)	1.31	(0.20)

Total from investment operations	0.08	(0.96)	(0.41)	1.39	(0.18)

Less distributions:

From net investment income	(0.12)	(0.08)	(0.01)	(0.03)	(0.05)
From net realized gain	—	(0.39)	(0.84)	(0.52)	—

Total distributions	(0.12)	(0.47)	(0.85)	(0.55)	(0.05)

Net asset value at end of period	$ 7.88	$ 7.92	$ 9.35	$10.61	$ 9.77

Total return[3]	1.05%	(10.32%)	(3.93%)	14.65%	(1.73%)

Portfolio turnover rate[4]	63%	105%	104%	113%	94%

Net assets, end of period (in thousands)	$ 455	$ 259	$ 332	$ 265	$ 238

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.34%	2.33%	2.53%	2.35%	3.43%
Total expenses after reimbursements	1.77%	1.78%	1.80%	1.80%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.63%)	0.96%	(0.65%)	0.25%	(1.15%)
Net investment income (loss) after reimbursements	(0.06%)	1.51%	0.08%	0.80%	0.48%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class C

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[6]

Net asset value at beginning of period	$ 8.40	$ 9.96	$11.33	$10.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.10	(0.05)[2]	(0.06)[2]	(0.01)[2]
Net realized and unrealized gain (loss)	0.09	(1.19)	(0.47)	1.46	0.54

Total from investment operations	0.06	(1.09)	(0.52)	1.40	0.53

Less distributions:

From net investment income	(0.12)	(0.08)	(0.01)	(0.03)	(0.05)
From net realized gain	—	(0.39)	(0.84)	(0.52)	—

Total distributions	(0.12)	(0.47)	(0.85)	(0.55)	(0.05)

Net asset value at end of period	$ 8.34	$ 8.40	$ 9.96	$11.33	$10.48

Total return[3]	0.68%	(11.02%)	(4.71%)	13.93%	5.17%

Portfolio turnover rate[4]	63%	105%	104%	113%	94%

Net assets, end of period (in thousands)	$ 342	$ 311	$ 77	$ 12	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.07%	3.09%	3.60%	3.10%	5.12%
Total expenses after reimbursements	2.52%	2.52%	2.55%	2.55%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(1.51%)	1.81%	(1.53%)	(1.13%)	(3.35%)
Net investment income (loss) after reimbursements	(0.96%)	2.38%	(0.48%)	(0.58%)	(0.78%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[7]

Net asset value at beginning of period	$ 10.01	$ 11.63	$ 12.96	$ 11.79	$ 11.58	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.20	0.02 [2]	0.02 [2]	0.05 [2]	(0.01)[2]
Net realized and unrealized gain (loss)	0.14	(1.35)	(0.50)	1.70	0.25	1.59

Total from investment operations	0.11	(1.15)	(0.48)	1.72	0.30	1.58

Less distributions:

From net investment income	(0.12)	(0.08)	(0.01)	(0.03)	(0.05)	—
From net realized gain	—	(0.39)	(0.84)	(0.52)	(0.04)	—

Total distributions	(0.12)	(0.47)	(0.85)	(0.55)	(0.09)	—

Net asset value at end of period	$ 10.00	$ 10.01	$ 11.63	$ 12.96	$ 11.79	$ 11.58

Total return[3]	1.26%	(9.91%)	(3.74%)	15.04%	2.61%	15.80%

Portfolio turnover rate[4]	63%	105%	104%	113%	94%	20%

Net assets, end of period (in thousands)	$29,463	$42,486	$48,909	$30,370	$13,359	$11,576

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.04%	2.08%	2.39%	2.11%	3.43%	15.42%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.77%)	1.24%	(0.70%)	(0.42%)	(1.46%)	(14.76%)
Net investment income (loss) after reimbursements	(0.25%)	1.80%	0.17%	0.17%	0.45%	(0.86%)

[1]	Class A commenced investment operations on February 1, 2012.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	Class C commenced investment operations on August 24, 2012.
[7]	The Institutional Class commenced investment operations on October 4, 2011.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund
	Class A

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 7.83	$ 10.19	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.13[2]	0.10[2]	(0.03)
Net realized and unrealized gain (loss)	(0.28)	(1.45)	0.27

Total from investment operations	(0.15)	(1.35)	0.24

Less distributions:

From net investment income	(0.09)	(0.15)	(0.05)
From net realized gain	—	(0.86)	—

Total distributions	(0.09)	(1.01)	(0.05)

Net asset value at end of period	$ 7.59	$ 7.83	$ 10.19

Total return[3]	(2.00%)	(13.68%)	2.43%

Portfolio turnover rate[4]	45%	91%	157%

Net assets, end of period (in thousands)	$64	$45	$9

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.24%	2.73%	6.90%
Total expenses after reimbursements	1.77%	1.79%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	3.17%	0.25%	(5.89%)
Net investment income (loss) after reimbursements	3.64%	1.19%	(0.79%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund
	Class C

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 7.73	$ 10.15	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09[2]	(0.05)[2]	(0.83)
Net realized and unrealized gain (loss)	(0.28)	(1.36)	1.03

Total from investment operations	(0.19)	(1.41)	0.20

Less distributions:

From net investment income	(0.06)	(0.15)	(0.05)
From net realized gain	—	(0.86)	—

Total distributions	(0.06)	(1.01)	(0.05)

Net asset value at end of period	$ 7.48	$ 7.73	$ 10.15

Total return[3]	(2.41%)	(14.51%)	2.02%

Portfolio turnover rate[4]	45%	91%	157%

Net assets, end of period (in thousands)	$53	$53	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.98%	3.45%	7.71%
Total expenses after reimbursements	2.52%	2.52%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.99%	(1.53%)	(6.42%)
Net investment income (loss) after reimbursements	2.45%	(0.60%)	(1.26%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund
	Institutional Class

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Period Ended October 31, 2014[6]

Net asset value at beginning of period	$ 8.88	$ 11.35	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14[2]	0.12[2]	0.14
Net realized and unrealized gain (loss)	(0.31)	(1.58)	1.32

Total from investment operations	(0.17)	(1.46)	1.46

Less distributions:

From net investment income	(0.10)	(0.15)	(0.11)
From net realized gain		(0.86)	—

Total distributions	(0.10)	(1.01)	(0.11)

Net asset value at end of period	$ 8.61	$ 8.88	$ 11.35

Total return[3]	(1.89%)	(13.29%)	14.69%

Portfolio turnover rate[4]	45%	91%	157%

Net assets, end of period (in thousands)	$49,073	$49,952	$7,280

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.98%	2.46%	6.09%
Total expenses after reimbursements	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.96%	0.34%	(3.68%)
Net investment income after reimbursements	3.42%	1.28%	0.89%

[1]	Class A and Class C commenced investment operations on May 7, 2014.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Fund commenced investment operations on November 5, 2013.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $3,500,775)
Angola (Rep of) 9.500%, 11/12/2025		690,000	$673,647	0.12
Angola (Rep of) Via Northern Lights III B.V. 7.000%, 08/16/2019		1,134,000	1,141,314	0.21
Puma International Financing S.A. 6.750%, 02/01/2021		1,886,000	1,853,184	0.34
			3,668,145	0.67
Argentina (Cost $10,800,264)
Argentina (Rep of) 8.750%, 06/02/2017		92,040	96,274	0.02
Argentina (Rep of) 6.875%, 04/22/2021(2)(3)		1,436,000	1,477,922	0.27
Argentina (Rep of) 7.500%, 04/22/2026(2)(3)		1,933,000	1,961,995	0.35
Argentina (Rep of) 8.280%, 12/31/2033		452,657	468,412	0.08
Argentina (Rep of), FRN 2.500%, 12/31/2038		2,927,446	1,866,247	0.34
Argentina (Rep of) 7.625%, 04/22/2046(2)(3)		1,564,000	1,538,194	0.28
Letras del Banco Central de la Republica Argentina 0.000%, 06/15/2016(4)	ARS	14,404,834	962,523	0.17
Letras del Banco Central de la Republica Argentina 0.000%, 07/06/2016(4)	ARS	7,840,185	513,840	0.09
Letras del Banco Central de la Republica Argentina 0.000%, 08/10/2016(4)	ARS	4,360,575	279,706	0.05
Letras del Banco Central de la Republica Argentina 0.000%, 08/17/2016(4)	ARS	3,107,940	198,053	0.04
Letras del Banco Central de la Republica Argentina 0.000%, 10/05/2016(4)	ARS	4,360,575	269,474	0.05
Letras del Banco Central de la Republica Argentina 0.000%, 10/12/2016(4)	ARS	3,302,187	203,035	0.04
Letras del Banco Central de la Republica Argentina 0.000%, 10/26/2016(4)	ARS	4,232,966	258,852	0.05
Letras del Banco Central de la Republica Argentina 0.000%, 12/14/2016(4)	ARS	3,809,670	224,030	0.04
Letras del Banco Central de la Republica Argentina 0.000%, 12/28/2016(4)	ARS	9,249,224	538,997	0.10
YPF S.A. 8.500%, 03/23/2021(2)(3)		390,000	407,550	0.07
			11,265,104	2.04
Azerbaijan (Cost $4,645,013)
Azerbaijan (Rep of) 4.750%, 03/18/2024		520,000	504,504	0.09
International Bank of Azerbaijan OJSC 5.625%, 06/11/2019		230,000	216,890	0.04
Southern Gas Corridor CJSC 6.875%, 03/24/2026(2)		1,130,000	1,161,357	0.21
State Oil Co. of the Azerbaijan Republic 4.750%, 03/13/2023		2,250,000	2,021,882	0.37
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/2030		640,000	609,600	0.11
			4,514,233	0.82
Bangladesh (Cost $284,913)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019		275,000	290,950	0.05
			290,950	0.05
Barbados (Cost $1,274,280)
Columbus International, Inc. 7.375%, 03/30/2021		1,190,000	1,264,018	0.23
			1,264,018	0.23

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Belarus (Cost $3,078,182)
Belarus (Rep of) 8.950%, 01/26/2018		3,290,000	$3,446,275	0.63
			3,446,275	0.63
Brazil (Cost $64,156,553)
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/2019		1,310,000	1,362,007	0.25
Brazil (Rep of) 4.875%, 01/22/2021		522,000	531,135	0.10
Brazil (Rep of) 2.625%, 01/05/2023		680,000	589,900	0.11
Brazil (Rep of) 8.875%, 04/15/2024		220,000	267,850	0.05
Brazil (Rep of) 4.250%, 01/07/2025		1,591,000	1,479,630	0.27
Brazil (Rep of) 8.250%, 01/20/2034		316,000	364,190	0.07
Brazil (Rep of) 7.125%, 01/20/2037		1,071,000	1,108,485	0.20
Brazil (Rep of) 5.625%, 01/07/2041		398,000	349,245	0.06
Brazil (Rep of) 5.000%, 01/27/2045		1,552,000	1,253,240	0.23
Brazil Letras do Tesouro Nacional 0.000%, 01/01/2018(4)	BRL	14,120,000	3,363,916	0.61
Brazil Letras do Tesouro Nacional 0.000%, 07/01/2018(4)	BRL	15,211,000	3,423,593	0.62
Brazil Letras do Tesouro Nacional 0.000%, 01/01/2019(4)	BRL	40,415,000	8,590,225	1.56
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	27,467,000	7,368,809	1.34
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	16,668,000	4,342,358	0.79
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2025	BRL	38,148,000	9,724,713	1.76
Itau Unibanco Holding S.A. 5.750%, 01/22/2021		100,000	101,938	0.02
Marfrig Holdings Europe B.V. 8.375%, 05/09/2018		1,975,000	2,034,250	0.37
Marfrig Holdings Europe B.V. 6.875%, 06/24/2019		1,933,000	1,913,670	0.35
Marfrig Overseas Ltd. 9.500%, 05/04/2020		920,000	943,000	0.17
Minerva Luxembourg S.A. 12.250%, 02/10/2022		1,400,000	1,468,250	0.27
Oi S.A. 9.750%, 09/15/2016	BRL	300,000	15,701	—
Petrobras Global Finance B.V. 5.875%, 03/01/2018		829,000	817,601	0.15
Petrobras Global Finance B.V. 3.000%, 01/15/2019		925,000	832,222	0.15
Petrobras Global Finance B.V. 7.875%, 03/15/2019		397,000	395,511	0.07
Petrobras Global Finance B.V. 5.750%, 01/20/2020		2,240,000	2,055,200	0.37
Petrobras Global Finance B.V. 5.375%, 01/27/2021		2,020,000	1,795,275	0.32
Petrobras Global Finance B.V. 6.250%, 03/17/2024		1,371,000	1,196,197	0.22
Petrobras Global Finance B.V. 6.875%, 01/20/2040		2,525,000	1,978,969	0.36
Petrobras Global Finance B.V. 6.850%, 06/05/2115		475,000	351,500	0.06
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		2,359,552	1,852,248	0.33
QGOG Constellation S.A. 6.250%, 11/09/2019		4,185,000	2,259,900	0.41
Vale Overseas Ltd. 5.625%, 09/15/2019		622,000	628,220	0.11
Vale Overseas Ltd. 4.625%, 09/15/2020		1,157,000	1,122,290	0.20
Vale Overseas Ltd. 4.375%, 01/11/2022		504,000	466,200	0.08
Vale Overseas Ltd. 6.875%, 11/21/2036		1,032,000	926,220	0.17
Vale Overseas Ltd. 6.875%, 11/10/2039		1,562,000	1,370,655	0.25
			68,644,313	12.45
Chile (Cost $5,206,467)
Banco del Estado de Chile 4.125%, 10/07/2020		330,000	352,581	0.06
Banco del Estado de Chile 3.875%, 02/08/2022		360,000	384,418	0.07
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	50,000,000	80,602	0.02
Chile (Rep of) 3.125%, 01/21/2026		417,000	429,510	0.08
Corp. Nacional del Cobre de Chile 3.750%, 11/04/2020		829,000	874,973	0.16
Corp. Nacional del Cobre de Chile 3.875%, 11/03/2021		830,000	869,706	0.16
Corp. Nacional del Cobre de Chile 4.875%, 11/04/2044		1,274,000	1,257,209	0.23

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Chile - (continued)
Empresa Nacional del Petroleo 5.250%, 08/10/2020		677,000	$727,549	0.13
Empresa Nacional del Petroleo 4.750%, 12/06/2021		276,000	292,177	0.05
			5,268,725	0.96
China (Cost $13,891,163)
Amber Circle Funding Ltd. 3.250%, 12/04/2022		572,000	590,096	0.11
Central China Real Estate Ltd. 8.750%, 01/23/2021		420,000	425,239	0.08
China Hongqiao Group Ltd. 6.875%, 05/03/2018		200,000	198,293	0.04
CIFI Holdings Group Co. Ltd. 7.750%, 06/05/2020		200,000	209,497	0.04
Emerald Plantation Holdings Ltd. 6.000%, (100% Cash), 01/30/2020(5)		138,547	131,620	0.02
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(2)(3)(6)(7)(8)		1,975,424	—	—
Favor Sea Ltd. 11.750%, 02/04/2019		290,000	224,025	0.04
ICBC Standard Bank PLC 8.125%, 12/02/2019		375,000	415,389	0.07
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018(6)		1,044,000	814,320	0.15
Kaisa Group Holdings Ltd. 10.250%, 01/08/2020(6)		795,000	620,100	0.11
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		4,262,000	4,531,243	0.82
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		1,090,000	1,367,020	0.25
Sino-Forest Corp. 5.000%, 08/01/2013(2)(3)(7)		276,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(2)(3)(7)		256,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(2)(3)(7)		704,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(2)(3)(7)		628,000	—	—
Sunac China Holdings Ltd. 9.375%, 04/05/2018		1,970,000	2,058,650	0.37
Times Property Holdings Ltd. 12.625%, 03/21/2019		705,000	780,758	0.14
			12,366,250	2.24
Colombia (Cost $24,803,095)
Colombia (Rep of) 7.375%, 03/18/2019		1,650,000	1,876,875	0.34
Colombia (Rep of) 11.750%, 02/25/2020		495,000	647,212	0.12
Colombia (Rep of) 4.000%, 02/26/2024		730,000	733,650	0.13
Colombia (Rep of) 8.125%, 05/21/2024		488,000	615,612	0.11
Colombia (Rep of) 7.375%, 09/18/2037		2,725,000	3,290,437	0.60
Colombia (Rep of) 6.125%, 01/18/2041		1,892,000	2,029,170	0.37
Colombia (Rep of) 5.625%, 02/26/2044		1,323,000	1,349,460	0.24
Colombia (Rep of) 5.000%, 06/15/2045		867,000	825,817	0.15
Colombian TES 7.250%, 06/15/2016	COP	2,277,500,000	799,445	0.14
Colombian TES 10.000%, 07/24/2024	COP	7,539,900,000	2,980,596	0.54
Colombian TES 7.500%, 08/26/2026	COP	6,715,900,000	2,258,052	0.41
Colombian TES 6.000%, 04/28/2028	COP	8,858,600,000	2,589,390	0.47
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	1,416,000,000	359,619	0.07
Millicom International Cellular S.A. 6.625%, 10/15/2021		1,165,000	1,179,563	0.21
Millicom International Cellular S.A. 6.000%, 03/15/2025		675,000	646,313	0.12
			22,181,211	4.02
Costa Rica (Cost $3,638,107)
Costa Rica (Rep of) 4.250%, 01/26/2023		1,707,000	1,578,975	0.29
Costa Rica (Rep of) 4.375%, 04/30/2025		450,000	400,500	0.07
Costa Rica (Rep of) 5.625%, 04/30/2043		940,000	752,000	0.14
Instituto Costarricense de Electricidad 6.950%, 11/10/2021		200,000	204,000	0.04
Instituto Costarricense de Electricidad 6.375%, 05/15/2043		700,000	525,000	0.09
			3,460,475	0.63
Croatia (Cost $7,471,220)
Croatia (Rep of) 6.250%, 04/27/2017		580,000	602,620	0.11
Croatia (Rep of) 6.750%, 11/05/2019		950,000	1,042,739	0.19

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Croatia - (continued)
Croatia (Rep of) 6.625%, 07/14/2020		2,625,000	$2,878,313	0.52
Croatia (Rep of) 6.375%, 03/24/2021		889,000	973,037	0.18
Croatia (Rep of) 6.000%, 01/26/2024		1,940,000	2,121,875	0.38
			7,618,584	1.38
Czech Republic (Cost $2,049,766)
New World Resources N.V. 8.000%, 04/07/2020(5)	EUR	1,666,668	28,626	0.01
New World Resources N.V. 4.000%, 10/07/2020(5)	EUR	619,932	7,099	—
			35,725	0.01
Dominican Republic (Cost $12,491,168)
Aeropuertos Dominicanos Siglo XXI S.A., FRN 9.750%, 11/13/2019		1,760,000	1,870,000	0.34
Dominican (Rep of) 7.500%, 05/06/2021		1,863,000	2,039,985	0.37
Dominican (Rep of) 6.600%, 01/28/2024		640,000	684,800	0.12
Dominican (Rep of) 5.875%, 04/18/2024		2,679,000	2,759,370	0.50
Dominican (Rep of) 5.500%, 01/27/2025		1,530,000	1,530,000	0.28
Dominican (Rep of) 6.875%, 01/29/2026		960,000	1,032,000	0.19
Dominican (Rep of) 7.450%, 04/30/2044		1,100,000	1,166,000	0.21
Dominican (Rep of) 6.850%, 01/27/2045		1,520,000	1,520,000	0.28
			12,602,155	2.29
Ecuador (Cost $21,176,601)
Ecuador (Rep of) 10.500%, 03/24/2020		10,359,000	9,789,255	1.77
Ecuador (Rep of) 7.950%, 06/20/2024		4,128,000	3,581,040	0.65
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 6.258%, 09/24/2019		10,224,421	9,304,223	1.69
			22,674,518	4.11
Egypt (Cost $902,425)
Egypt (Rep of) 5.875%, 06/11/2025		310,000	277,512	0.05
Egypt (Rep of) 6.875%, 04/30/2040		605,000	520,421	0.09
			797,933	0.14
El Salvador (Cost $3,267,086)
El Salvador (Rep of) 7.375%, 12/01/2019		760,000	761,900	0.14
El Salvador (Rep of) 5.875%, 01/30/2025		910,000	805,350	0.15
El Salvador (Rep of) 6.375%, 01/18/2027		270,000	237,600	0.04
El Salvador (Rep of) 8.250%, 04/10/2032		465,000	456,862	0.08
El Salvador (Rep of) 7.650%, 06/15/2035		150,000	134,625	0.02
El Salvador (Rep of) 7.625%, 02/01/2041		620,000	545,600	0.10
			2,941,937	0.53
Ethiopia (Cost $1,528,891)
Ethiopia (Rep of) 6.625%, 12/11/2024		1,560,000	1,416,012	0.26
			1,416,012	0.26
Gabon (Cost $2,809,360)
Gabon (Rep of) 6.375%, 12/12/2024		2,870,700	2,507,901	0.46
			2,507,901	0.46
Georgia (Cost $1,991,923)
Georgia (Rep of) 6.875%, 04/12/2021		1,320,000	1,453,650	0.26
Georgian Railway JSC 7.750%, 07/11/2022		500,000	538,850	0.10
			1,992,500	0.36
Guatemala (Cost $2,118,890)
Comcel Trust via Comunicaciones Celulares S.A. 6.875%, 02/06/2024		1,085,000	1,025,325	0.19
Guatemala (Rep of) 4.875%, 02/13/2028		997,000	1,019,433	0.18
			2,044,758	0.37

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Hungary (Cost $13,712,698)
Hungary (Rep of) 4.125%, 02/19/2018		1,478,000	$1,531,539	0.28
Hungary (Rep of) 6.250%, 01/29/2020		1,020,000	1,136,025	0.21
Hungary (Rep of) 5.375%, 02/21/2023		2,190,000	2,413,227	0.44
Hungary (Rep of) 5.750%, 11/22/2023		2,834,000	3,205,962	0.58
Hungary (Rep of) 5.375%, 03/25/2024		1,180,000	1,311,275	0.24
Hungary (Rep of) 5.500%, 06/24/2025	HUF	389,020,000	1,686,777	0.30
Hungary (Rep of) 7.625%, 03/29/2041		2,080,000	2,937,688	0.53
			14,222,493	2.58
India (Cost $1,364,673)
Export-Import Bank of India 4.000%, 08/07/2017		400,000	409,125	0.07
Export-Import Bank of India 4.000%, 01/14/2023		528,000	549,294	0.10
Vedanta Resources PLC 6.750%, 06/07/2016		420,000	418,950	0.08
			1,377,369	0.25
Indonesia (Cost $18,331,533)
Enercoal Resources Pte. Ltd. 6.000%, 04/07/2018		200,000	20,000	—
Golden Legacy Pte. Ltd. 9.000%, 04/24/2019		290,000	292,900	0.05
Indonesia (Rep of) 6.875%, 01/17/2018		819,000	887,096	0.16
Indonesia (Rep of) 11.625%, 03/04/2019		1,220,000	1,526,912	0.28
Indonesia (Rep of) 5.875%, 03/13/2020		344,000	383,552	0.07
Indonesia (Rep of) 4.875%, 05/05/2021		420,000	456,195	0.08
Indonesia (Rep of) 5.625%, 05/15/2023	IDR	6,128,000,000	416,762	0.08
Indonesia (Rep of) 4.125%, 01/15/2025		470,000	481,802	0.09
Indonesia (Rep of) 8.375%, 09/15/2026	IDR	496,000,000	39,434	0.01
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	809,000,000	57,952	0.01
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	3,099,000,000	257,217	0.05
Indonesia (Rep of) 8.750%, 05/15/2031	IDR	42,918,000,000	3,503,037	0.64
Indonesia (Rep of) 6.625%, 05/15/2033	IDR	11,021,000,000	736,331	0.13
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	9,073,000,000	721,725	0.13
Indonesia (Rep of) 8.250%, 05/15/2036	IDR	19,066,000,000	1,500,284	0.27
Indonesia (Rep of) 7.750%, 01/17/2038		280,000	367,555	0.07
Indonesia (Rep of) 5.125%, 01/15/2045		930,000	947,366	0.17
Indonesia (Rep of) 5.950%, 01/08/2046		567,000	639,194	0.12
Majapahit Holding B.V. 8.000%, 08/07/2019		570,000	649,515	0.12
Majapahit Holding B.V. 7.750%, 01/20/2020		350,000	400,750	0.07
Pertamina Persero PT 6.000%, 05/03/2042		469,000	450,134	0.08
Perusahaan Listrik Negara PT 5.500%, 11/22/2021		1,860,000	1,999,500	0.36
Perusahaan Penerbit SBSN Indonesia III 6.125%, 03/15/2019		690,000	758,711	0.14
Perusahaan Penerbit SBSN Indonesia III 4.325%, 05/28/2025		508,000	517,983	0.09
Perusahaan Penerbit SBSN Indonesia III 4.550%, 03/29/2026(2)		1,040,000	1,065,376	0.19
			19,077,283	3.46
Iraq (Cost $882,188)
Iraq (Rep of) 5.800%, 01/15/2028		1,030,000	731,403	0.13
			731,403	0.13
Ivory Coast (Cost $9,539,300)
Ivory Coast (Rep of) 5.375%, 07/23/2024		686,000	636,190	0.12
Ivory Coast (Rep of) 6.375%, 03/03/2028		596,000	566,319	0.10
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		8,601,000	7,827,770	1.42
			9,030,279	1.64
Jamaica (Cost $9,216,770)
Digicel Group Ltd. 8.250%, 09/30/2020		5,940,000	5,420,250	0.98

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Jamaica - (continued)
Digicel Group Ltd. 7.125%, 04/01/2022		1,185,000	$964,294	0.18
Digicel Ltd. 6.000%, 04/15/2021		1,485,000	1,358,775	0.25
Jamaica (Rep of) 7.875%, 07/28/2045		700,000	728,000	0.13
			8,471,319	1.54
Jordan (Cost $323,295)
Jordan (Rep of) 6.125%, 01/29/2026		320,000	338,000	0.06
			338,000	0.06
Kazakhstan (Cost $25,906,668)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		1,703,000	1,549,730	0.28
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021		200,000	205,524	0.04
KazAgro National Management Holding JSC 4.625%, 05/24/2023		1,100,000	918,566	0.17
Kazakhstan (Rep of) 5.125%, 07/21/2025		2,280,000	2,410,530	0.44
Kazakhstan (Rep of) 4.875%, 10/14/2044		830,000	752,229	0.14
Kazakhstan (Rep of) 6.500%, 07/21/2045		1,420,000	1,549,297	0.28
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		606,000	614,060	0.11
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		1,681,000	1,571,970	0.28
Kazkommertsbank JSC 7.500%, 11/29/2016		1,820,000	1,774,864	0.32
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	2,005,000	2,221,211	0.40
Kazkommertsbank JSC 8.500%, 05/11/2018		2,045,000	1,902,259	0.34
Kazkommertsbank JSC 5.500%, 12/21/2022		2,142,674	1,468,417	0.27
KazMunayGas National Co. JSC 9.125%, 07/02/2018		751,000	822,345	0.15
KazMunayGas National Co. JSC 7.000%, 05/05/2020		2,104,000	2,241,181	0.41
KazMunayGas National Co. JSC 6.375%, 04/09/2021		240,000	251,412	0.05
KazMunayGas National Co. JSC 5.750%, 04/30/2043		926,000	794,045	0.14
Zhaikmunai LLP 6.375%, 02/14/2019		2,718,000	2,239,088	0.41
Zhaikmunai LLP 7.125%, 11/13/2019		2,880,000	2,398,176	0.43
			25,684,904	4.66
Kenya (Cost $635,266)
Kenya (Rep of) 6.875%, 06/24/2024		660,000	620,466	0.11
			620,466	0.11
Lebanon (Cost $7,213,034)
Lebanon (Rep of) 5.150%, 11/12/2018		430,000	428,220	0.08
Lebanon (Rep of) 5.450%, 11/28/2019		700,000	691,208	0.12
Lebanon (Rep of) 6.375%, 03/09/2020		1,254,000	1,269,775	0.23
Lebanon (Rep of) 8.250%, 04/12/2021		592,000	646,819	0.12
Lebanon (Rep of) 6.100%, 10/04/2022		957,000	949,229	0.17
Lebanon (Rep of) 6.000%, 01/27/2023		1,560,000	1,532,076	0.28
Lebanon (Rep of) 6.600%, 11/27/2026		1,528,000	1,507,143	0.27
			7,024,470	1.27
Lithuania (Cost $4,415,850)
Lithuania (Rep of) 7.375%, 02/11/2020		2,048,000	2,424,115	0.44
Lithuania (Rep of) 6.125%, 03/09/2021		400,000	463,920	0.08
Lithuania (Rep of) 6.625%, 02/01/2022		1,351,000	1,631,333	0.30
			4,519,368	0.82
Malaysia (Cost $3,575,435)
Malaysia (Rep of) 3.418%, 08/15/2022	MYR	1,037,000	260,273	0.05
Malaysia (Rep of) 3.480%, 03/15/2023	MYR	146,000	36,716	0.01
Malaysia (Rep of) 4.181%, 07/15/2024	MYR	2,027,000	527,335	0.09
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	308,000	81,773	0.01
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	2,659,000	699,625	0.13
Malaysia (Rep of) 4.254%, 05/31/2035	MYR	180,000	45,743	0.01

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Malaysia - (continued)
Malaysia (Rep of) 4.736%, 03/15/2046	MYR	362,000	$93,716	0.02
Petronas Capital Ltd. 5.250%, 08/12/2019		570,000	628,017	0.11
Petronas Capital Ltd. 7.875%, 05/22/2022		520,000	668,980	0.12
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		661,000	730,603	0.13
			3,772,781	0.68
Mexico (Cost $23,866,890)
CEMEX Espana S.A. 9.875%, 04/30/2019		1,210,000	1,272,012	0.23
Cemex Finance LLC 9.375%, 10/12/2022		970,000	1,064,989	0.19
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		675,000	711,281	0.13
Cemex S.A.B. de C.V. 7.250%, 01/15/2021		245,000	261,538	0.05
Cemex S.A.B. de C.V. 7.750%, 04/16/2026(2)		740,000	788,100	0.14
Comision Federal de Electricidad 4.875%, 01/15/2024		700,000	728,000	0.13
Comision Federal de Electricidad 5.750%, 02/14/2042		770,000	758,450	0.14
Mexican Bonos 8.000%, 12/07/2023	MXN	47,850,000	3,179,065	0.58
Mexican Udibonos 4.000%, 06/13/2019	MXN	4,150,000	1,387,914	0.25
Mexico (Rep of) 6.050%, 01/11/2040		302,000	357,870	0.06
Mexico (Rep of) 4.750%, 03/08/2044		1,228,000	1,240,280	0.22
Mexico (Rep of) 5.550%, 01/21/2045		477,000	536,625	0.10
Mexico (Rep of) 4.600%, 01/23/2046		3,204,000	3,167,154	0.57
Mexico (Rep of) 5.750%, 10/12/2110		408,000	420,240	0.08
Mexico (Rep of) 4.000%, 03/15/2115	EUR	2,190,000	2,176,022	0.39
Petroleos Mexicanos 6.000%, 03/05/2020		234,000	248,918	0.05
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	6,470,000	331,155	0.06
Petroleos Mexicanos 6.875%, 08/04/2026		1,435,000	1,583,523	0.29
Petroleos Mexicanos 6.500%, 06/02/2041		1,370,000	1,367,260	0.25
Petroleos Mexicanos 5.500%, 06/27/2044		806,000	709,280	0.13
Petroleos Mexicanos 5.625%, 01/23/2046		930,000	827,988	0.15
			23,117,664	4.19
Mongolia (Cost $4,896,961)
Mongolian Mining Corp. 8.875%, 03/29/2017		6,049,000	1,134,187	0.21
			1,134,187	0.21
Morocco (Cost $3,277,285)
Morocco (Rep of) 4.250%, 12/11/2022		1,819,000	1,880,391	0.34
Morocco (Rep of) 5.500%, 12/11/2042		1,366,000	1,441,513	0.26
			3,321,904	0.60
Namibia (Cost $497,796)
Namibia (Rep of) 5.250%, 10/29/2025		560,000	550,402	0.10
			550,402	0.10
Nigeria (Cost $6,513,683)
Access Bank PLC, FRN 9.250%, 06/24/2021		615,000	506,490	0.09
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		1,280,000	1,012,004	0.18
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.000%, 07/23/2021		1,475,000	1,088,550	0.20
GTB Finance B.V. 6.000%, 11/08/2018		410,000	386,466	0.07
Sea Trucks Group Ltd. 9.000%, 03/26/2018(2)		2,445,125	759,211	0.14
Seven Energy Ltd. 10.250%, 10/11/2021		1,640,000	996,300	0.18
			4,749,021	0.86
Pakistan (Cost $5,961,921)
Pakistan (Rep of) 6.875%, 06/01/2017		1,020,000	1,056,475	0.19
Pakistan (Rep of) 7.250%, 04/15/2019		1,666,000	1,746,928	0.32
Pakistan (Rep of) 6.750%, 12/03/2019		1,370,000	1,426,012	0.26
Pakistan (Rep of) 8.250%, 04/15/2024		750,000	789,853	0.14

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Pakistan - (continued)
Pakistan (Rep of) 8.250%, 09/30/2025		1,020,000	$1,074,481	0.20
			6,093,749	1.11
Panama (Cost $5,880,984)
Panama (Rep of) 4.000%, 09/22/2024		470,000	494,675	0.09
Panama (Rep of) 7.125%, 01/29/2026		646,000	834,955	0.15
Panama (Rep of) 8.875%, 09/30/2027		597,000	858,187	0.16
Panama (Rep of) 9.375%, 04/01/2029		421,000	630,447	0.11
Panama (Rep of) 6.700%, 01/26/2036		762,000	975,360	0.18
Panama (Rep of) 4.300%, 04/29/2053		990,000	951,638	0.17
Sable International Finance Ltd. 6.875%, 08/01/2022		1,290,000	1,323,863	0.24
			6,069,125	1.10
Paraguay (Cost $628,646)
Paraguay (Rep of) 4.625%, 01/25/2023		620,000	633,950	0.12
			633,950	0.12
Peru (Cost $8,447,303)
Peru (Rep of) 5.700%, 08/12/2024	PEN	3,234,000	975,311	0.18
Peru (Rep of) 7.350%, 07/21/2025		2,090,000	2,797,465	0.51
Peru (Rep of) 8.200%, 08/12/2026	PEN	1,488,000	520,196	0.09
Peru (Rep of) 6.950%, 08/12/2031	PEN	291,000	91,689	0.02
Peru (Rep of) 8.750%, 11/21/2033		1,476,000	2,239,830	0.41
Peru (Rep of) 5.625%, 11/18/2050		1,410,000	1,632,075	0.29
			8,256,566	1.50
Philippines (Cost $9,744,887)
Philippines (Rep of) 4.950%, 01/15/2021	PHP	11,000,000	243,402	0.05
Philippines (Rep of) 3.900%, 11/26/2022	PHP	31,000,000	656,717	0.12
Philippines (Rep of) 10.625%, 03/16/2025		417,000	682,501	0.12
Philippines (Rep of) 5.500%, 03/30/2026		500,000	626,096	0.11
Philippines (Rep of) 9.500%, 02/02/2030		1,235,000	2,108,790	0.38
Philippines (Rep of) 7.750%, 01/14/2031		1,280,000	1,974,104	0.36
Philippines (Rep of) 6.375%, 10/23/2034		1,626,000	2,312,941	0.42
Philippines (Rep of) 6.250%, 01/14/2036	PHP	15,000,000	358,904	0.07
Power Sector Assets & Liabilities Management Corp. 7.390%, 12/02/2024		988,000	1,331,848	0.24
			10,295,303	1.87
Poland (Cost $4,989,154)
Poland (Rep of) 5.000%, 03/23/2022		744,000	832,350	0.15
Poland (Rep of) 3.000%, 03/17/2023		185,000	186,619	0.03
Poland (Rep of) 4.000%, 10/25/2023	PLN	5,113,000	1,449,662	0.26
Poland (Rep of) 3.250%, 07/25/2025	PLN	6,931,000	1,863,586	0.34
Poland (Rep of) 2.500%, 07/25/2026	PLN	2,351,000	584,601	0.11
			4,916,818	0.89
Romania (Cost $6,661,057)
Romania (Rep of) 6.750%, 02/07/2022		3,612,000	4,275,705	0.78
Romania (Rep of) 4.375%, 08/22/2023		2,130,000	2,263,317	0.41
Romania (Rep of) 6.125%, 01/22/2044		220,000	269,775	0.05
			6,808,797	1.24
Russian Federation (Cost $20,186,279)
Alfa Bank AO Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		380,000	401,850	0.07
CEDC Finance Corp. International, Inc., FRN 10.000%, 04/30/2018		1,293,047	872,807	0.16
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		1,076,000	1,109,046	0.20

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Credit Bank of Moscow Via CBOM Finance PLC 8.700%, 11/13/2018		935,000	$919,759	0.17
Far East Capital Ltd. S.A. 8.000%, 05/02/2018		237,000	91,245	0.02
Far East Capital Ltd. S.A. 8.750%, 05/02/2020		641,000	237,170	0.04
GTH Finance B.V. 6.250%, 04/26/2020(2)(3)		1,235,000	1,233,456	0.22
GTH Finance B.V. 7.250%, 04/26/2023(2)(3)		600,000	600,378	0.11
Lukoil International Finance B.V. 6.125%, 11/09/2020		310,000	331,405	0.06
Metalloinvest Finance Ltd. 5.625%, 04/17/2020		200,000	202,426	0.04
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 7.750%, 05/29/2018		888,000	953,737	0.17
Russian Railways via RZD Capital PLC 5.700%, 04/05/2022		1,712,000	1,776,474	0.32
Russian Standard Ltd. 13.000%, 10/27/2022(5)		1,183,321	285,270	0.05
Sistema JSFC via Sistema International Funding S.A. 6.950%, 05/17/2019		375,000	394,837	0.07
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		2,025,000	2,025,000	0.37
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		1,355,000	1,476,771	0.27
VimpelCom Holdings B.V. 5.200%, 02/13/2019		810,000	822,442	0.15
VimpelCom Holdings B.V. 7.504%, 03/01/2022		960,000	1,024,800	0.19
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		1,407,000	1,440,374	0.26
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		1,290,000	1,354,500	0.24
Vnesheconombank Via VEB Finance PLC 6.025%, 07/05/2022		810,000	811,669	0.15
Vnesheconombank Via VEB Finance PLC 5.942%, 11/21/2023		1,137,000	1,132,802	0.20
Vnesheconombank Via VEB Finance PLC 6.800%, 11/22/2025		1,147,000	1,200,049	0.22
			20,698,267	3.75
Senegal (Cost $955,788)
Senegal (Rep of) 8.750%, 05/13/2021		869,000	943,039	0.17
			943,039	0.17
Serbia (Cost $2,693,639)
Serbia (Rep of) 5.875%, 12/03/2018		810,000	853,821	0.15
Serbia (Rep of) 4.875%, 02/25/2020		1,450,000	1,484,568	0.27
Serbia (Rep of) 7.250%, 09/28/2021		340,000	385,151	0.07
			2,723,540	0.49
South Africa (Cost $28,190,560)
Eskom Holdings SOC Ltd. 5.750%, 01/26/2021		1,640,000	1,548,134	0.28
Eskom Holdings SOC Ltd. 6.750%, 08/06/2023		1,404,000	1,321,515	0.24
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025		910,000	857,302	0.15
South Africa (Rep of) 6.875%, 05/27/2019		1,190,000	1,311,002	0.24
South Africa (Rep of) 5.500%, 03/09/2020		2,606,000	2,771,762	0.50
South Africa (Rep of) 5.875%, 05/30/2022		1,408,000	1,538,451	0.28
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	32,960,000	2,190,927	0.40
South Africa (Rep of) 4.875%, 04/14/2026		590,000	589,263	0.11
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	17,560,000	1,360,466	0.25
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	18,070,000	1,137,749	0.21
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	58,150,000	3,301,318	0.60
South Africa (Rep of) 8.250%, 03/31/2032	ZAR	24,590,000	1,548,789	0.28

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
South Africa - (continued)
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	11,230,000	$558,611	0.10
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	19,840,000	1,250,309	0.23
South Africa (Rep of) 8.750%, 01/31/2044	ZAR	26,520,000	1,686,147	0.30
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	39,230,000	2,485,791	0.45
			25,457,536	4.62
Thailand (Cost $2,499,746)
Thailand (Rep of) 1.250%, 03/12/2028	THB	20,270,000	558,866	0.10
Thailand (Rep of) 3.400%, 06/17/2036	THB	52,872,000	1,774,070	0.32
Thailand (Rep of) 4.675%, 06/29/2044	THB	7,997,000	329,463	0.06
			2,662,399	0.48
Turkey (Cost $12,256,431)
Turkey (Rep of) 6.750%, 04/03/2018		1,108,000	1,194,382	0.22
Turkey (Rep of) 7.000%, 03/11/2019		760,000	844,293	0.15
Turkey (Rep of) 7.500%, 11/07/2019		870,000	996,785	0.18
Turkey (Rep of) 9.400%, 07/08/2020	TRY	6,190,000	2,245,479	0.41
Turkey (Rep of) 5.625%, 03/30/2021		840,000	910,928	0.16
Turkey (Rep of) 3.000%, 02/23/2022	TRY	3,541,940	1,801,740	0.33
Turkey (Rep of) 6.250%, 09/26/2022		670,000	751,237	0.14
Turkey (Rep of) 10.400%, 03/20/2024	TRY	2,000	768	—
Turkey (Rep of) 5.750%, 03/22/2024		900,000	987,750	0.18
Turkey (Rep of) 7.375%, 02/05/2025		627,000	760,237	0.14
Turkey (Rep of) 6.750%, 05/30/2040		817,000	970,188	0.17
Turkey (Rep of) 6.000%, 01/14/2041		800,000	869,472	0.16
			12,333,259	2.24
Ukraine (Cost $14,289,663)
DTEK Finance PLC 10.375%, 03/28/2018		500,000	200,000	0.04
DTEK Finance PLC 7.875%, 04/04/2018		2,053,000	842,141	0.15
Ferrexpo Finance PLC 10.375%, 04/07/2019		717,000	552,234	0.10
Metinvest B.V., FRN 10.500%, 11/28/2017		1,216,403	742,249	0.13
Metinvest B.V., FRN 8.750%, 02/14/2018		1,562,385	953,367	0.17
MHP S.A. 8.250%, 04/02/2020		2,565,000	2,295,675	0.42
Oschadbank Via SSB #1 PLC, FRN 9.625%, 03/20/2025		490,000	441,000	0.08
Ukraine (Rep of) 7.750%, 09/01/2020		1,115,000	1,069,385	0.19
Ukraine (Rep of) 7.750%, 09/01/2021		792,000	757,508	0.14
Ukraine (Rep of) 7.750%, 09/01/2022		562,000	536,513	0.10
Ukraine (Rep of) 7.750%, 09/01/2023		442,000	419,790	0.08
Ukraine (Rep of) 7.750%, 09/01/2024		438,000	415,093	0.07
Ukraine (Rep of) 7.750%, 09/01/2025		668,000	627,459	0.11
Ukraine (Rep of) 7.750%, 09/01/2026		436,000	405,567	0.07
Ukraine (Rep of) 7.750%, 09/01/2027		866,000	804,471	0.15
Ukraine (Rep of), FRN 2.723%, 05/31/2040(9)		704,000	219,852	0.04
Ukreximbank Via Biz Finance PLC 9.750%, 01/22/2025		1,550,000	1,410,500	0.26
UKRLANDFARMING PLC 10.875%, 03/26/2018		1,172,109	340,618	0.06
			13,033,422	2.36
United Arab Emirates (Cost $3,333,773)
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	300,000	443,728	0.08
Emirate of Abu Dhabi (Rep of) , 05/03/2026(2)(10)		870,000	876,525	0.16
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		379,000	452,033	0.08
Emirate of Dubai (Rep of) 5.250%, 01/30/2043		520,000	481,104	0.09
Topaz Marine S.A. 8.625%, 11/01/2018		1,120,000	1,058,624	0.19
			3,312,014	0.60

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Uruguay (Cost $7,368,735)
Uruguay (Rep of) 4.500%, 08/14/2024		1,224,374	$1,299,367	0.24
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	6,867,000	410,812	0.07
Uruguay (Rep of) 7.875%, 01/15/2033		1,546,000	2,023,327	0.37
Uruguay (Rep of) 7.625%, 03/21/2036		704,000	914,320	0.17
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	13,715,000	714,267	0.13
Uruguay (Rep of) 4.125%, 11/20/2045		714,235	614,242	0.11
Uruguay (Rep of) 5.100%, 06/18/2050		616,000	577,500	0.10
			6,553,835	1.19
Venezuela (Cost $39,140,756)
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		4,797,667	4,221,947	0.77
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		4,879,000	2,671,252	0.48
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		21,872,134	12,795,198	2.32
Petroleos de Venezuela S.A. 9.000%, 11/17/2021		1,679,076	660,716	0.12
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		405,000	188,325	0.03
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		580,000	203,870	0.04
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		1,453,147	581,113	0.10
Venezuela (Rep of) 7.750%, 10/13/2019		970,000	389,213	0.07
Venezuela (Rep of) 6.000%, 12/09/2020		853,000	311,345	0.06
Venezuela (Rep of) 12.750%, 08/23/2022		1,626,000	754,058	0.14
Venezuela (Rep of) 9.000%, 05/07/2023		680,000	259,250	0.05
Venezuela (Rep of) 8.250%, 10/13/2024		3,740,000	1,397,825	0.25
Venezuela (Rep of) 7.650%, 04/21/2025		572,000	208,065	0.04
Venezuela (Rep of) 11.750%, 10/21/2026		10,120,600	4,288,604	0.78
Venezuela (Rep of) 9.250%, 09/15/2027		1,130,000	481,663	0.09
Venezuela (Rep of) 9.250%, 05/07/2028		2,473,000	952,105	0.17
Venezuela (Rep of) 11.950%, 08/05/2031		9,525,500	4,048,338	0.73
			34,412,887	6.24
Vietnam (Cost $3,615,042)
Vietnam (Rep of) 6.750%, 01/29/2020		2,151,000	2,393,592	0.43
Vietnam (Rep of) 4.800%, 11/19/2024		642,000	657,140	0.12
Vingroup JSC 11.625%, 05/07/2018		560,000	607,600	0.11
			3,658,332	0.66
Zambia (Cost $3,264,830)
Zambia (Rep of) 8.500%, 04/14/2024		1,040,000	858,208	0.16
Zambia (Rep of) 8.970%, 07/30/2027		2,680,000	2,211,000	0.40
			3,069,208	0.56
Total Debt Securities (Cost $505,364,661)			490,677,081	89.00

Bank Loans

China (Cost $281,761)
Far East Energy Bermuda Ltd. 10.000%, 03/29/2016(7)(8)		638,734	—	—
Far East Energy Bermuda Ltd. 25.000%, 03/29/2016(8)		281,761	176,918	0.03
			176,918	0.03
United Arab Emirates (Cost $7,866,100)
DP World Ltd. , 09/30/2022(10)		4,630,452	3,519,144	0.64
DP World Ltd. 4.250%, 09/30/2022		5,549,402	4,273,040	0.77
			7,792,184	1.41
Total Bank Loans (Cost $8,147,861)			7,969,102	1.44

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

China (Cost $—)
Emerald Plantation Holdings Ltd.		308,246	$67,814	0.01

Mexico (Cost $13,827)
Corp. GEO S.A.B. de C.V., Series B	MXN	36,793	20,359	0.01

Total Equity Securities (Cost $13,827)			88,173	0.02

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $27,482)
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92(2)(3)(7)		1,308,684	$—	—

Total Warrants (Cost $27,482)			—	—

Total Investments in Securities (Cost $513,553,831)			498,734,356	90.46

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $5,623,650)
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	12,660,000,000	$1,003,934	0.18
Indonesia (Rep of), Issued by ANZ Banking Corp., 9.000%, 03/15/2029	IDR	1,592,000,000	132,136	0.03
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	262,000,000	20,841	—
Indonesia (Rep of), Issued by HSBC Bank, 8.375%, 03/15/2034	IDR	3,022,000,000	240,390	0.04
Indonesia (Rep of), Issued by Standard Chartered, 12.800%, 06/15/2021	IDR	1,840,000,000	171,062	0.03
Indonesia (Rep of), Issued by Standard Chartered, 11.000%, 09/15/2025	IDR	3,602,000,000	333,007	0.06
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 09/15/2026	IDR	7,600,000,000	604,231	0.11
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	2,613,000,000	187,181	0.04
Indonesia (Rep of), Issued by Standard Chartered, 9.000%, 03/15/2029	IDR	11,300,000,000	937,901	0.17
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	8,356,000,000	775,753	0.14

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	2,727,000,000	$216,923	0.04
			4,623,359	0.84
Total Fully Funded Total Return Swaps (Cost $5,623,650)			4,623,359	0.84

Total Investments (Total Cost $519,177,481)			503,357,715	91.30

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			47,954,048	8.70

Net Assets			$551,311,763	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)

Restricted security that has been deemed illiquid. At April 30, 2016, the value of these restricted illiquid securities amounted to $7,219,495 or 1.3% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Argentina (Rep of), 6.875%, 04/22/2021	04/19/2016	$1,436,000
Argentina (Rep of), 7.500%, 04/22/2026	04/19/2016	1,933,000
Argentina (Rep of), 7.625%, 04/22/2046	04/19/2016	1,497,655
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-07/20/2015	1,953,742
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92	01/14/2013	27,482
GTH Finance B.V., 6.250%, 04/26/2020	04/20/2016-04/28/2016	1,240,003
GTH Finance B.V., 7.250%, 04/26/2023	04/20/2016	600,000
Sino-Forest Corp., 5.000%, 08/01/2013	01/31/2013	—
Sino-Forest Corp., 10.250%, 07/28/2014	01/31/2013	—
Sino-Forest Corp., 4.250%, 12/15/2016	01/31/2013	—
Sino-Forest Corp., 6.250%, 10/21/2017	01/31/2013	—
YPF S.A., 8.500%, 03/23/2021	03/18/2016-04/12/2016	393,088

(4)	Zero coupon bond.
(5)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(6)	Issuer has defaulted on terms of debt obligation.
(7)	Security has been deemed worthless and is a Level 3 investment.
(8)	Maturity has been extended under the terms of a plan of reorganization.
(9)	Zero coupon bond reflects effective yield on the date of purchase.
(10)	When Issued Security.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Percentages shown are based on net assets.

At April 30, 2016, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/03/2016	Morgan Stanley	Brazilian Real	6,912,693	United States Dollar	1,945,046	$62,863
05/03/2016	Deutsche Bank	United States Dollar	904,280	Brazilian Real	3,300,622	(54,442)
05/03/2016	Morgan Stanley	United States Dollar	1,005,000	Brazilian Real	3,612,071	(44,187)
05/04/2016	BNP Paribas	Argentine Peso	10,810,800	United States Dollar	660,000	93,325
05/04/2016	BNP Paribas	United States Dollar	40,577	Argentine Peso	599,724	(1,214)
05/04/2016	BNP Paribas	United States Dollar	31,421	Argentine Peso	474,136	(1,619)
05/04/2016	BNP Paribas	United States Dollar	37,520	Argentine Peso	565,051	(1,854)
05/04/2016	BNP Paribas	United States Dollar	30,168	Argentine Peso	460,965	(1,953)
05/04/2016	BNP Paribas	United States Dollar	76,887	Argentine Peso	1,149,458	(3,210)
05/04/2016	BNP Paribas	United States Dollar	75,180	Argentine Peso	1,131,459	(3,663)
05/04/2016	BNP Paribas	United States Dollar	427,243	Argentine Peso	6,430,007	(20,817)
05/05/2016	BNP Paribas	Chinese Offshore Yuan	41,316,060	United States Dollar	6,268,367	99,732
05/05/2016	BNP Paribas	United States Dollar	6,140,000	Chinese Offshore Yuan	41,316,060	(228,099)
05/20/2016	Merrill Lynch	Euro	477,790	United States Dollar	538,669	8,749
05/20/2016	BNP Paribas	United States Dollar	708,705	British Pound	496,610	(16,954)
05/20/2016	UBS	United States Dollar	5,251,775	Euro	4,597,657	(15,899)
05/31/2016	BNP Paribas	Chinese Offshore Yuan	39,920,840	United States Dollar	6,042,661	103,592
05/31/2016	BNP Paribas	Chinese Offshore Yuan	1,424,497	United States Dollar	217,000	2,317
05/31/2016	BNP Paribas	Chinese Offshore Yuan	787,789	United States Dollar	120,531	758
05/31/2016	Merrill Lynch	Chinese Yuan Renminbi	86,864,048	United States Dollar	13,365,756	16,304
05/31/2016	Goldman Sachs	Indian Rupee	29,966,625	United States Dollar	438,750	9,644
05/31/2016	Merrill Lynch	Indian Rupee	652,563,083	United States Dollar	9,346,497	417,887
05/31/2016	BNP Paribas	Indonesian Rupiah	95,118,170,198	United States Dollar	7,197,743	(26,023)
05/31/2016	ANZ Banking	Korean Won	14,295,188,122	United States Dollar	11,730,829	733,117
05/31/2016	Barclays	Korean Won	867,237,696	United States Dollar	712,720	43,423
05/31/2016	Citibank	Malaysian Ringgit	5,703,900	United States Dollar	1,348,759	106,263
05/31/2016	Deutsche Bank	Malaysian Ringgit	6,501,400	United States Dollar	1,531,543	126,915
05/31/2016	Citibank	Polish Zloty	31,893,497	United States Dollar	8,180,893	168,853
05/31/2016	Deutsche Bank	Polish Zloty	15,654,999	United States Dollar	3,938,761	159,732
05/31/2016	Merrill Lynch	Polish Zloty	4,986,424	United States Dollar	1,342,620	(37,170)
05/31/2016	HSBC Bank	Romanian Leu	8,436,641	United States Dollar	2,083,739	73,039
05/31/2016	Credit Suisse	Russian Ruble	611,416,324	United States Dollar	9,123,574	234,262
05/31/2016	Goldman Sachs	Russian Ruble	87,441,700	United States Dollar	1,340,000	(1,689)
05/31/2016	Merrill Lynch	Russian Ruble	278,091,873	United States Dollar	3,555,139	701,106
05/31/2016	ANZ Banking	Singapore Dollar	837,350	United States Dollar	600,380	21,708
05/31/2016	Barclays	Singapore Dollar	13,882,661	United States Dollar	9,899,216	414,561
05/31/2016	Merrill Lynch	South African Rand	8,512,672	United States Dollar	584,335	9,587
05/31/2016	Merrill Lynch	South African Rand	1,367,500	United States Dollar	94,508	901
05/31/2016	Merrill Lynch	Taiwan Dollar	242,047,647	United States Dollar	7,487,940	4,589
05/31/2016	BNP Paribas	Thai Baht	534,643,327	United States Dollar	14,923,750	370,440
05/31/2016	Citibank	Thai Baht	5,442,577	United States Dollar	151,900	3,792
05/31/2016	Citibank	Thai Baht	5,109,658	United States Dollar	142,728	3,441
05/31/2016	JP Morgan	Thai Baht	28,465,241	United States Dollar	800,710	13,576
05/31/2016	HSBC Bank	Turkish Lira	8,862,195	United States Dollar	3,018,099	122,156
05/31/2016	Merrill Lynch	Turkish Lira	2,584,680	United States Dollar	899,689	16,174
05/31/2016	Merrill Lynch	Turkish Lira	3,311,845	United States Dollar	1,172,000	1,528
05/31/2016	Merrill Lynch	Turkish Lira	195,500	United States Dollar	68,446	828
05/31/2016	BNP Paribas	United States Dollar	6,250,000	Chinese Offshore Yuan	42,133,125	(236,858)
05/31/2016	Citibank	United States Dollar	167,000	Indian Rupee	11,192,340	(472)
05/31/2016	Goldman Sachs	United States Dollar	295,000	Indian Rupee	20,124,900	(6,132)
05/31/2016	Citibank	United States Dollar	253,000	Indonesian Rupiah	3,358,575,000	(230)
05/31/2016	Citibank	United States Dollar	276,000	Korean Won	317,896,800	(1,174)
05/31/2016	Citibank	United States Dollar	507,000	Korean Won	616,512,000	(30,536)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/31/2016	Barclays	United States Dollar	241,000	Malaysian Ringgit	944,479	$71
05/31/2016	JP Morgan	United States Dollar	106,282	Malaysian Ringgit	416,626	4
05/31/2016	HSBC Bank	United States Dollar	1,430,910	Polish Zloty	5,625,952	(41,969)
05/31/2016	Morgan Stanley	United States Dollar	534,000	Polish Zloty	2,078,882	(10,253)
05/31/2016	Citibank	United States Dollar	578,000	Russian Ruble	38,812,700	(16,035)
05/31/2016	JP Morgan	United States Dollar	194,000	Singapore Dollar	262,986	(1,379)
05/31/2016	UBS	United States Dollar	422,000	Singapore Dollar	585,905	(13,283)
05/31/2016	Citibank	United States Dollar	888,000	South African Rand	12,910,918	(12,783)
05/31/2016	Goldman Sachs	United States Dollar	91,000	Taiwan Dollar	2,948,400	(267)
05/31/2016	Barclays	United States Dollar	137,000	Thai Baht	4,815,550	(755)
05/31/2016	Citibank	United States Dollar	725,000	Thai Baht	25,686,750	(9,804)
05/31/2016	Deutsche Bank	United States Dollar	36,980	Thai Baht	1,291,356	39
05/31/2016	Deutsche Bank	United States Dollar	12,297	Thai Baht	431,170	(37)
05/31/2016	Deutsche Bank	United States Dollar	18,196	Thai Baht	638,500	(69)
05/31/2016	Deutsche Bank	United States Dollar	12,264	Thai Baht	431,255	(73)
05/31/2016	Deutsche Bank	United States Dollar	12,326	Thai Baht	433,679	(80)
05/31/2016	Deutsche Bank	United States Dollar	12,248	Thai Baht	431,311	(90)
05/31/2016	Deutsche Bank	United States Dollar	36,600	Thai Baht	1,289,600	(291)
05/31/2016	Merrill Lynch	United States Dollar	365,000	Turkish Lira	1,048,280	(6,450)
06/02/2016	JP Morgan	Brazilian Real	16,594,413	United States Dollar	4,657,950	113,664
06/02/2016	JP Morgan	Brazilian Real	10,193,276	United States Dollar	2,858,462	72,547
06/02/2016	JP Morgan	Brazilian Real	4,907,300	United States Dollar	1,405,000	6,062
06/02/2016	Morgan Stanley	United States Dollar	1,928,119	Brazilian Real	6,912,693	(59,580)
06/30/2016	UBS	Malaysian Ringgit	12,373,677	United States Dollar	3,033,359	120,684
06/30/2016	BNP Paribas	Philippine Peso	47,154,244	United States Dollar	1,009,187	(11,699)
06/30/2016	Citibank	Polish Zloty	6,957,503	United States Dollar	1,813,886	6,780
06/30/2016	Deutsche Bank	Polish Zloty	6,957,503	United States Dollar	1,823,532	(2,866)
06/30/2016	Deutsche Bank	Romanian Leu	7,628,141	United States Dollar	1,910,902	40,086
06/30/2016	Barclays	Russian Ruble	275,826,105	United States Dollar	3,975,299	214,695
07/01/2016	BNP Paribas	Argentine Peso	474,136	United States Dollar	29,933	1,781
07/01/2016	BNP Paribas	United States Dollar	30,511	Argentine Peso	474,136	(1,203)
07/27/2016	BNP Paribas	Peruvian Nuevo Sol	6,548,335	United States Dollar	1,985,066	(11,614)
07/28/2016	BNP Paribas	Israeli Shekel	7,617,461	United States Dollar	2,027,430	15,042
07/29/2016	Deutsche Bank	Chilean Peso	1,048,481,531	United States Dollar	1,572,644	838
07/29/2016	HSBC Bank	Chilean Peso	300,931,040	United States Dollar	448,816	2,799
07/29/2016	Citibank	Colombian Peso	6,434,563,909	United States Dollar	2,184,726	40,620
07/29/2016	Goldman Sachs	Colombian Peso	6,434,563,908	United States Dollar	2,164,698	60,648
07/29/2016	Barclays	Czech Koruna	98,768,948	United States Dollar	4,138,393	53,197
07/29/2016	Merrill Lynch	Hungarian Forint	2,361,429,498	United States Dollar	8,526,401	133,284
07/29/2016	Barclays	Malaysian Ringgit	45,239,066	United States Dollar	11,651,445	(129,972)
07/29/2016	BNP Paribas	Mexican Peso	35,496,473	United States Dollar	2,020,519	24,515
07/29/2016	HSBC Bank	Mexican Peso	65,121,795	United States Dollar	3,696,951	54,866
07/29/2016	Citibank	Romanian Leu	7,622,556	United States Dollar	1,919,701	30,216
07/29/2016	Goldman Sachs	Russian Ruble	124,021,988	United States Dollar	1,872,030	113
07/29/2016	Citibank	South African Rand	12,550,825	United States Dollar	851,007	14,603
07/29/2016	BNP Paribas	Turkish Lira	11,651,964	United States Dollar	4,021,941	46,113
07/29/2016	BNP Paribas	United States Dollar	371,000	Colombian Peso	1,108,889,914	(12,501)
07/29/2016	HSBC Bank	United States Dollar	683,000	Mexican Peso	12,023,143	(9,681)
09/20/2016	HSBC Bank	Chinese Offshore Yuan	23,958,440	United States Dollar	3,536,301	129,729
09/20/2016	HSBC Bank	Chinese Offshore Yuan	22,691,563	United States Dollar	3,350,792	121,385
09/20/2016	HSBC Bank	Chinese Offshore Yuan	3,375,149	United States Dollar	517,780	(1,328)
09/20/2016	HSBC Bank	United States Dollar	7,594,758	Chinese Offshore Yuan	50,025,153	(59,901)
09/22/2016	BNP Paribas	Chinese Offshore Yuan	5,784,110	United States Dollar	877,977	6,974
09/22/2016	BNP Paribas	United States Dollar	352,000	Chinese Offshore Yuan	2,296,800	597
09/22/2016	BNP Paribas	United States Dollar	530,833	Chinese Offshore Yuan	3,487,310	(2,714)
10/11/2016	BNP Paribas	Chinese Offshore Yuan	14,264,853	United States Dollar	2,101,171	78,680
10/11/2016	BNP Paribas	Chinese Offshore Yuan	11,253,022	United States Dollar	1,703,455	16,151
10/11/2016	BNP Paribas	Chinese Offshore Yuan	2,394,000	United States Dollar	350,000	15,834
10/11/2016	BNP Paribas	United States Dollar	4,250,000	Chinese Offshore Yuan	27,911,875	(15,291)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
01/04/2017	Goldman Sachs	United States Dollar	3,736,338	Brazilian Real	16,253,071	$(651,695)
01/04/2017	Merrill Lynch	United States Dollar	2,036,001	Brazilian Real	8,096,157	(149,814)
01/06/2017	HSBC Bank	Chinese Offshore Yuan	19,874,389	United States Dollar	2,986,385	32,167
01/06/2017	HSBC Bank	Chinese Offshore Yuan	4,218,812	United States Dollar	637,861	2,898
01/06/2017	HSBC Bank	United States Dollar	267,470	Chinese Offshore Yuan	1,798,201	(5,643)
01/06/2017	HSBC Bank	United States Dollar	3,250,000	Chinese Offshore Yuan	22,295,000	(136,197)
03/02/2017	BNP Paribas	United States Dollar	3,971,478	Brazilian Real	15,643,651	(195,903)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	26,500,860	United States Dollar	4,163,202	(155,317)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	42,770,000	United States Dollar	6,710,599	(242,234)
03/06/2017	HSBC Bank	United States Dollar	4,645,000	Chinese Offshore Yuan	28,989,445	260,752
03/06/2017	HSBC Bank	United States Dollar	4,717,450	Chinese Offshore Yuan	30,344,995	128,194
03/06/2017	HSBC Bank	United States Dollar	1,560,000	Chinese Offshore Yuan	9,936,420	57,255
03/31/2017	Merrill Lynch	Mexican Peso	121,233,258	United States Dollar	6,785,317	49,256
03/31/2017	Santander	Mexican Peso	121,217,935	United States Dollar	6,795,108	38,601

Total						$3,433,936

At April 30, 2016, the Ashmore Emerging Markets Total Return Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gains/ (Losses)	Counterparty

Brazil CETIP Interbank Deposit Rate	15.800%	BRL	8,666,252	01/02/2018	$129,774	BNP Paribas

Brazil CETIP Interbank Deposit Rate	15.579%	BRL	32,410,011	01/02/2018	446,111	BNP Paribas

Brazil CETIP Interbank Deposit Rate	15.420%	BRL	18,283,628	01/02/2019	403,189	HSBC Bank

14.625%	Brazil CETIP Interbank Deposit Rate	BRL	26,125,777	01/02/2018	(226,311)	BNP Paribas

Brazil CETIP Interbank Deposit Rate	15.715%	BRL	8,509,458	01/04/2021	382,644	HSBC Bank

Brazil CETIP Interbank Deposit Rate	13.850%	BRL	37,054,198	01/02/2019	350,574	HSBC Bank

Brazil CETIP Interbank Deposit Rate	12.340%	BRL	6,629,467	01/04/2021	(835)	HSBC Bank

MXN-TIIE-BANXICO 28 Day Rate	6.145%	MXN	29,400,000	04/16/2026	5,996	HSBC Bank

MYR-KLIBOR-3NM 3 Month Rate	3.555%	MYR	56,198,000	03/18/2018	718	HSBC Bank

MYR-KLIBOR-3NM 3 Month Rate	3.560%	MYR	24,122,000	03/22/2018	1,133	HSBC Bank

MYR-KLIBOR-3NM 3 Month Rate	3.575%	MYR	32,078,000	03/23/2018	3,920	HSBC Bank

					$1,496,913

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

At April 30, 2016, the Ashmore Emerging Markets Total Return Fund had the following currency swap contracts outstanding:

Pay Rate Index/ Pay Rate	Currency	Notional Amount Currency Delivered	Receive Rate/ Receive Rate Index	Currency	Notional Amount Currency Received	Expiration Date	Unrealized Gains/ (Losses)	Counterparty
1.078%	EUR	480,000	US 3 Month LIBOR	USD	523,680	06/05/2045	$(58,791)	HSBC Bank

							$(58,791)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$152,650,177	$—	$152,650,177
Corporate Convertible Bonds	—	27,099	—	27,099
Government Agencies	—	30,226,013	—	30,226,013
Government Bonds	—	301,650,312	797,848	302,448,160
Index Linked Government Bonds	—	4,873,599	—	4,873,599
Municipal Bonds	—	452,033	—	452,033

Total Debt Securities	—	489,879,233	797,848	490,677,081
Bank Loans	—	—	7,969,102	7,969,102
Common Stock	20,359	67,814	—	88,173
Warrants	—	—	—	—
Fully Funded Total Return Swaps	—	4,623,359	—	4,623,359
Total Investments	$20,359	$494,570,406	$8,766,950	$503,357,715

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$6,136,903	$—	$6,136,903
Interest Rate Swap Contracts	—	1,724,059	—	1,724,059
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(2,702,967)	—	(2,702,967)
Interest Rate Swap Contracts	—	(227,146)	—	(227,146)
Currency Swap Contracts	—	(58,791)	—	(58,791)
Total Other Financial Instruments	$—	$4,872,058	$—	$4,872,058

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2016, the Fund had a transfer into Level 3 as disclosed below.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending April 30, 2016:

Category and Subcategory	Beginning Balance at 10/31/2015	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2016	Change in Unrealized Appreciation (Depreciation) from Investments still held at 04/30/2016
Investments, at value
Corporate Bonds
China	$1,050,531	$(20,221)	$—	$—	$—	$(1,030,310)	$—	$—	$—	$—
Russia	166,665	3,593	—	—	—	96,628	—	(266,886)	—	—
Government Bonds
Argentina	—	1,978	805,318	—	—	(9,448)	—	—	797,848	(9,448)
Bank Loans
China	558,077	—	—	—	—	(381,159)	—	—	176,918	(104,843)
Ukraine	123,000	—	—	(123,000)	—	—	—	—	—	—
United Arab Emirates	—	—	—	—	—	—	7,792,184	—	7,792,184	(73,917)
Total	$1,898,273	$(14,650)	$805,318	$(123,000)	$—	$(1,324,289)	$7,792,184	$(266,886)	$8,766,950	$(188,208)

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2016.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 04/30/2016	Valuation Technique	Unobservable Input
Government Bonds	$797,848	Broker quote	Inputs to broker model
Bank Loans	176,918	Indicative bid	Bid source
Bank Loans	7,792,184	Broker quote	Inputs to broker model
Total	$8,766,950

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2016:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Swaps
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$1,724,059
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	6,136,903	—
	$6,136,903	$1,724,059

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(227,146)
Unrealized Depreciation on Currency Swap Contracts	—	(58,791)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(2,702,967)	—

	$(2,702,967)	$(285,937)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2016:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Swaps
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$6,287,516	$—
Net Realized Gain on Currency Swap Contracts	—	1,241
Net Realized Gain on Interest Rate Swap Contracts	—	13,449

	$6,287,516	$14,690

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$3,731,033	$—
Net Change in Unrealized Depreciation on Currency Swap Contracts	—	(69,058)
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	1,560,354

	$3,731,033	$1,491,296

*	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$529,033,047
Gross tax appreciation of investments	14,460,427
Gross tax depreciation of investments	(40,135,759)
Net tax depreciation of investments	$(25,675,332)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $216,408)
Argentina (Rep of) 8.750%, 06/02/2017		1,009	$1,056	0.02
Argentina (Rep of) 7.500%, 04/22/2026(2)(3)		150,000	152,250	2.24
Argentina (Rep of) 8.280%, 12/31/2033		9,614	9,978	0.15
Argentina (Rep of), FRN 2.500%, 12/31/2038		97,232	61,985	0.91
			225,269	3.32
Azerbaijan (Cost $181,971)
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/2030		200,000	190,500	2.81
			190,500	2.81
Belarus (Cost $118,557)
Belarus (Rep of) 8.950%, 01/26/2018		130,000	136,175	2.01
			136,175	2.01
Brazil (Cost $454,567)
Brazil (Rep of) 4.875%, 01/22/2021		50,000	50,875	0.75
Brazil (Rep of) 4.250%, 01/07/2025		56,000	52,080	0.77
Brazil (Rep of) 8.250%, 01/20/2034		9,000	10,372	0.15
Brazil (Rep of) 7.125%, 01/20/2037		62,000	64,170	0.95
Marfrig Overseas Ltd. 9.500%, 05/04/2020		100,000	102,500	1.51
Petrobras Global Finance B.V. 7.875%, 03/15/2019		10,000	9,962	0.15
Petrobras Global Finance B.V. 5.750%, 01/20/2020		10,000	9,175	0.14
Petrobras Global Finance B.V. 5.375%, 01/27/2021		20,000	17,775	0.26
Petrobras Global Finance B.V. 6.250%, 03/17/2024		19,000	16,578	0.24
Petrobras Global Finance B.V. 6.875%, 01/20/2040		25,000	19,594	0.29
Petrobras Global Finance B.V. 6.850%, 06/05/2115		4,000	2,960	0.04
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		74,340	58,357	0.86
Vale Overseas Ltd. 4.625%, 09/15/2020		6,000	5,820	0.09
Vale Overseas Ltd. 4.375%, 01/11/2022		3,000	2,775	0.04
Vale Overseas Ltd. 6.875%, 11/21/2036		9,000	8,078	0.12
Vale Overseas Ltd. 6.875%, 11/10/2039		18,000	15,795	0.23
			446,866	6.59
Chile (Cost $71,762)
Empresa Nacional del Petroleo 5.250%, 08/10/2020		70,000	75,227	1.11
			75,227	1.11
China (Cost $105,091)
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		100,000	106,317	1.57
			106,317	1.57
Colombia (Cost $266,746)
Colombia (Rep of) 11.750%, 02/25/2020		55,000	71,912	1.06
Colombia (Rep of) 8.125%, 05/21/2024		60,000	75,690	1.12
Colombia (Rep of) 6.125%, 01/18/2041		100,000	107,250	1.58
			254,852	3.76
Costa Rica (Cost $58,451)
Costa Rica (Rep of) 4.375%, 04/30/2025		60,000	53,400	0.79
			53,400	0.79
Croatia (Cost $131,179)
Croatia (Rep of) 6.625%, 07/14/2020		120,000	131,580	1.94
			131,580	1.94
Dominican Republic (Cost $266,533)
Dominican (Rep of) 5.875%, 04/18/2024		160,000	164,800	2.43
Dominican (Rep of) 5.500%, 01/27/2025		100,000	100,000	1.47
			264,800	3.90

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Ecuador (Cost $143,175)
Ecuador (Rep of) 7.950%, 06/20/2024		200,000	$173,500	2.56
			173,500	2.56
Egypt (Cost $37,706)
Egypt (Rep of) 5.750%, 04/29/2020		40,000	40,308	0.59
			40,308	0.59
El Salvador (Cost $52,993)
El Salvador (Rep of) 5.875%, 01/30/2025		30,000	26,550	0.39
El Salvador (Rep of) 8.250%, 04/10/2032		10,000	9,825	0.14
El Salvador (Rep of) 7.650%, 06/15/2035		15,000	13,462	0.20
			49,837	0.73
Georgia (Cost $31,564)
Georgian Railway JSC 7.750%, 07/11/2022		30,000	32,331	0.48
			32,331	0.48
Hungary (Cost $281,750)
Hungary (Rep of) 4.125%, 02/19/2018		40,000	41,449	0.61
Hungary (Rep of) 6.250%, 01/29/2020		30,000	33,412	0.49
Hungary (Rep of) 5.375%, 02/21/2023		72,000	79,339	1.17
Hungary (Rep of) 5.750%, 11/22/2023		48,000	54,300	0.80
Hungary (Rep of) 5.375%, 03/25/2024		26,000	28,893	0.43
Hungary (Rep of) 7.625%, 03/29/2041		46,000	64,968	0.96
			302,361	4.46
Indonesia (Cost $237,067)
Indonesia (Rep of) 6.875%, 01/17/2018		30,000	32,495	0.48
Indonesia (Rep of) 5.875%, 03/13/2020		160,000	178,396	2.63
Indonesia (Rep of) 7.750%, 01/17/2038		30,000	39,381	0.58
			250,272	3.69
Iraq (Cost $58,332)
Iraq (Rep of) 5.800%, 01/15/2028		70,000	49,707	0.73
			49,707	0.73
Ivory Coast (Cost $205,850)
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		230,000	209,323	3.08
			209,323	3.08
Jamaica (Cost $182,976)
Digicel Group Ltd. 8.250%, 09/30/2020		200,000	182,500	2.69
			182,500	2.69
Kazakhstan (Cost $322,053)
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		57,000	53,303	0.79
Kazkommertsbank JSC 5.500%, 12/21/2022		9,784	6,705	0.10
KazMunayGas National Co. JSC 7.000%, 05/05/2020		170,000	181,084	2.67
KazMunayGas National Co. JSC 4.400%, 04/30/2023		70,000	65,275	0.96
			306,367	4.52
Latvia (Cost $29,057)
Latvia (Rep of) 2.750%, 01/12/2020		30,000	30,600	0.45
			30,600	0.45
Lebanon (Cost $158,764)
Lebanon (Rep of) 5.150%, 11/12/2018		10,000	9,959	0.15
Lebanon (Rep of) 5.450%, 11/28/2019		10,000	9,875	0.14
Lebanon (Rep of) 6.375%, 03/09/2020		30,000	30,377	0.45
Lebanon (Rep of) 8.250%, 04/12/2021		24,000	26,222	0.39
Lebanon (Rep of) 6.100%, 10/04/2022		49,000	48,602	0.72
Lebanon (Rep of) 6.000%, 01/27/2023		10,000	9,821	0.14
Lebanon (Rep of) 6.600%, 11/27/2026		24,000	23,672	0.35
			158,528	2.34

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Lithuania (Cost $116,526)
Lithuania (Rep of) 7.375%, 02/11/2020		100,000	$118,365	1.74
			118,365	1.74
Malaysia (Cost $64,922)
Petronas Capital Ltd. 7.875%, 05/22/2022		50,000	64,325	0.95
			64,325	0.95
Mexico (Cost $333,856)
Mexico (Rep of) 6.750%, 09/27/2034		59,000	76,700	1.13
Mexico (Rep of) 4.750%, 03/08/2044		64,000	64,640	0.95
Mexico (Rep of) 5.550%, 01/21/2045		36,000	40,500	0.60
Mexico (Rep of) 5.750%, 10/12/2110		58,000	59,740	0.88
Petroleos Mexicanos 6.000%, 03/05/2020		10,000	10,637	0.16
Petroleos Mexicanos 6.875%, 08/04/2026		26,000	28,691	0.42
Petroleos Mexicanos 6.500%, 06/02/2041		16,000	15,968	0.24
Petroleos Mexicanos 5.500%, 06/27/2044		15,000	13,200	0.19
Petroleos Mexicanos 5.625%, 01/23/2046		21,000	18,697	0.28
			328,773	4.85
Morocco (Cost $46,897)
Morocco (Rep of) 4.250%, 12/11/2022		50,000	51,687	0.76
			51,687	0.76
Pakistan (Cost $102,623)
Pakistan (Rep of) 6.875%, 06/01/2017		100,000	103,576	1.53
			103,576	1.53
Panama (Cost $105,774)
Panama (Rep of) 8.875%, 09/30/2027		25,000	35,937	0.53
Panama (Rep of) 9.375%, 04/01/2029		10,000	14,975	0.22
Panama (Rep of) 6.700%, 01/26/2036		45,000	57,600	0.85
			108,512	1.60
Peru (Cost $174,418)
Peru (Rep of) 8.750%, 11/21/2033		78,000	118,365	1.74
Peru (Rep of) 5.625%, 11/18/2050		44,000	50,930	0.75
			169,295	2.49
Philippines (Cost $246,689)
Philippines (Rep of) 4.000%, 01/15/2021		50,000	54,869	0.81
Philippines (Rep of) 10.625%, 03/16/2025		15,000	24,550	0.36
Philippines (Rep of) 9.500%, 02/02/2030		107,000	182,705	2.69
			262,124	3.86
Poland (Cost $31,391)
Poland (Rep of) 5.000%, 03/23/2022		20,000	22,375	0.33
Poland (Rep of) 3.000%, 03/17/2023		10,000	10,088	0.15
			32,463	0.48
Romania (Cost $172,543)
Romania (Rep of) 6.750%, 02/07/2022		82,000	97,068	1.43
Romania (Rep of) 4.375%, 08/22/2023		72,000	76,506	1.13
Romania (Rep of) 6.125%, 01/22/2044		4,000	4,905	0.07
			178,479	2.63
Russian Federation (Cost $211,219)
CEDC Finance Corp. International, Inc., FRN 10.000%, 04/30/2018		6,000	4,050	0.06
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		100,000	102,372	1.51
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		100,000	105,000	1.55
			211,422	3.12

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Senegal (Cost $32,103)
Senegal (Rep of) 8.750%, 05/13/2021		30,000	$32,556	0.48
			32,556	0.48
Serbia (Cost $52,141)
Serbia (Rep of) 7.250%, 09/28/2021		50,000	56,640	0.83
			56,640	0.83
South Africa (Cost $83,800)
South Africa (Rep of) 5.500%, 03/09/2020		80,000	85,089	1.25
			85,089	1.25
Sri Lanka (Cost $40,188)
Bank of Ceylon 6.875%, 05/03/2017		40,000	40,750	0.60
			40,750	0.60
Turkey (Cost $173,795)
Turkey (Rep of) 6.750%, 04/03/2018		50,000	53,898	0.79
Turkey (Rep of) 5.625%, 03/30/2021		40,000	43,377	0.64
Turkey (Rep of) 6.750%, 05/30/2040		30,000	35,625	0.53
Turkey (Rep of) 6.000%, 01/14/2041		40,000	43,474	0.64
			176,374	2.60
Ukraine (Cost $153,985)
Ukraine (Rep of) 7.750%, 09/01/2020		160,000	153,454	2.26
Ukraine (Rep of), FRN 2.731%, 05/31/2040(4)		12,000	3,748	0.06
			157,202	2.32
Uruguay (Cost $137,755)
Uruguay (Rep of) 4.500%, 08/14/2024		47,503	50,413	0.74
Uruguay (Rep of) 7.875%, 01/15/2033		32,000	41,880	0.62
Uruguay (Rep of) 7.625%, 03/21/2036		16,000	20,780	0.31
Uruguay (Rep of) 4.125%, 11/20/2045		10,774	9,266	0.14
Uruguay (Rep of) 5.100%, 06/18/2050		9,000	8,437	0.12
			130,776	1.93
Venezuela (Cost $643,769)
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		63,638	56,001	0.83
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		19,000	10,402	0.15
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		203,804	119,226	1.76
Petroleos de Venezuela S.A. 9.000%, 11/17/2021		29,046	11,430	0.17
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		15,000	6,975	0.10
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		12,000	4,218	0.06
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		38,000	15,196	0.22
Venezuela (Rep of) 7.750%, 10/13/2019		24,000	9,630	0.14
Venezuela (Rep of) 6.000%, 12/09/2020		12,000	4,380	0.07
Venezuela (Rep of) 12.750%, 08/23/2022		57,000	26,434	0.39
Venezuela (Rep of) 9.000%, 05/07/2023		21,000	8,006	0.12
Venezuela (Rep of) 8.250%, 10/13/2024		80,000	29,900	0.44
Venezuela (Rep of) 7.650%, 04/21/2025		10,000	3,637	0.05
Venezuela (Rep of) 11.750%, 10/21/2026		200,000	84,750	1.25
Venezuela (Rep of) 9.250%, 09/15/2027		22,000	9,378	0.14
Venezuela (Rep of) 9.250%, 05/07/2028		57,000	21,945	0.32
Venezuela (Rep of) 11.950%, 08/05/2031		222,200	94,435	1.39
			515,943	7.60

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Vietnam (Cost $52,729)
Vietnam (Rep of) 6.750%, 01/29/2020		50,000	$55,639	0.82
			55,639	0.82
Total Debt Securities (Cost $6,589,675)			6,550,610	96.56

Total Investments (Total Cost $6,589,675)			6,550,610	96.56

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			233,054	3.44

Net Assets			$6,783,664	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Restricted security that has been deemed illiquid. At April 30, 2016, the value of this restricted illiquid security amounted to $152,250 or 2.2% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Argentina (Rep of), 7.500%, 4/22/2026	04/19/2016	$150,000

(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(4)	Zero coupon bond reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Debt Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$ —	$1,584,816	$ —	$1,584,816
Government Agencies	—	255,345	—	255,345
Government Bonds	—	4,710,449	—	4,710,449
Total Investments	$ —	$6,550,610	$ —	$6,550,610

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2016, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2015.

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2016:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (332)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 53

*	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$6,664,818
Gross tax appreciation of investments	176,576
Gross tax depreciation of investments	(290,784)
Net tax depreciation of investments	$(114,208)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $942,154)
Letras del Banco Central de la Republica Argentina 0.000%, 06/15/2016(2)	ARS	4,044,646	$270,261	0.36
Letras del Banco Central de la Republica Argentina 0.000%, 07/06/2016(2)	ARS	2,126,929	139,398	0.19
Letras del Banco Central de la Republica Argentina 0.000%, 08/10/2016(2)	ARS	1,281,483	82,200	0.11
Letras del Banco Central de la Republica Argentina 0.000%, 08/17/2016(2)	ARS	843,139	53,729	0.07
Letras del Banco Central de la Republica Argentina 0.000%, 10/05/2016(2)	ARS	1,281,483	79,193	0.11
Letras del Banco Central de la Republica Argentina 0.000%, 10/12/2016(2)	ARS	895,836	55,080	0.07
Letras del Banco Central de la Republica Argentina 0.000%, 10/26/2016(2)	ARS	1,150,951	70,382	0.10
Letras del Banco Central de la Republica Argentina 0.000%, 12/14/2016(2)	ARS	1,035,856	60,914	0.08
Letras del Banco Central de la Republica Argentina 0.000%, 12/28/2016(2)	ARS	2,478,699	144,446	0.19
			955,603	1.28
Brazil (Cost $7,275,261)
Brazil Letras do Tesouro Nacional 0.000%, 01/01/2018(2)	BRL	924,000	220,132	0.30
Brazil Letras do Tesouro Nacional 0.000%, 07/01/2018(2)	BRL	1,714,000	385,776	0.52
Brazil Letras do Tesouro Nacional 0.000%, 01/01/2019(2)	BRL	12,486,000	2,653,904	3.56
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	6,326,000	1,697,336	2.28
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	3,491,000	910,173	1.22
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2025	BRL	11,606,000	2,958,896	3.97
			8,826,217	11.85
Chile (Cost $44,370)
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	20,000,000	32,241	0.04
			32,241	0.04
Colombia (Cost $5,771,951)
Colombia (Rep of) 7.750%, 04/14/2021	COP	644,000,000	230,251	0.31
Colombian TES 7.250%, 06/15/2016	COP	2,545,200,000	893,412	1.20
Colombian TES 7.000%, 09/11/2019	COP	800,400,000	276,607	0.37
Colombian TES 10.000%, 07/24/2024	COP	3,989,200,000	1,576,970	2.12
Colombian TES 7.500%, 08/26/2026	COP	1,810,300,000	608,668	0.82
Colombian TES 6.000%, 04/28/2028	COP	4,497,800,000	1,314,718	1.76
			4,900,626	6.58
Hungary (Cost $3,182,703)
Hungary (Rep of) 6.750%, 02/24/2017	HUF	55,360,000	212,767	0.28
Hungary (Rep of) 6.750%, 11/24/2017	HUF	181,290,000	723,976	0.97
Hungary (Rep of) 6.500%, 06/24/2019	HUF	103,850,000	438,054	0.59
Hungary (Rep of) 3.500%, 06/24/2020	HUF	18,350,000	71,462	0.10
Hungary (Rep of) 7.500%, 11/12/2020	HUF	27,590,000	124,683	0.17

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Hungary - (continued)
Hungary (Rep of) 7.000%, 06/24/2022	HUF	106,100,000	$485,982	0.65
Hungary (Rep of) 6.000%, 11/24/2023	HUF	108,770,000	484,359	0.65
Hungary (Rep of) 3.000%, 06/26/2024	HUF	36,500,000	132,714	0.18
Hungary (Rep of) 5.500%, 06/24/2025	HUF	100,020,000	433,683	0.58
			3,107,680	4.17
Indonesia (Cost $3,837,026)
Indonesia (Rep of) 11.000%, 11/15/2020	IDR	1,039,000,000	89,623	0.12
Indonesia (Rep of) 8.375%, 03/15/2024	IDR	3,479,000,000	275,883	0.37
Indonesia (Rep of) 8.375%, 09/15/2026	IDR	12,202,000,000	970,109	1.30
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	915,000,000	65,546	0.09
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	15,353,000,000	1,274,300	1.71
Indonesia (Rep of) 8.750%, 05/15/2031	IDR	8,939,000,000	729,616	0.98
Indonesia (Rep of) 8.250%, 06/15/2032	IDR	1,145,000,000	89,609	0.12
Indonesia (Rep of) 6.625%, 05/15/2033	IDR	4,037,000,000	269,719	0.36
Indonesia (Rep of) 8.250%, 05/15/2036	IDR	2,908,000,000	228,828	0.31
			3,993,233	5.36
Malaysia (Cost $3,245,373)
Malaysia (Rep of) 3.654%, 10/31/2019	MYR	319,000	82,204	0.11
Malaysia (Rep of) 4.048%, 09/30/2021	MYR	863,000	224,826	0.30
Malaysia (Rep of) 3.418%, 08/15/2022	MYR	1,272,000	319,255	0.43
Malaysia (Rep of) 3.795%, 09/30/2022	MYR	372,000	95,314	0.13
Malaysia (Rep of) 3.480%, 03/15/2023	MYR	1,966,000	494,409	0.66
Malaysia (Rep of) 3.800%, 08/17/2023	MYR	584,000	149,252	0.20
Malaysia (Rep of) 4.181%, 07/15/2024	MYR	1,265,000	329,097	0.44
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	899,000	238,682	0.32
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	498,000	131,032	0.18
Malaysia (Rep of) 4.232%, 06/30/2031	MYR	390,000	100,175	0.13
Malaysia (Rep of) 4.254%, 05/31/2035	MYR	1,482,000	376,614	0.51
Malaysia Government Investment Issue 4.194%, 07/15/2022	MYR	1,020,000	265,116	0.36
Malaysia Government Investment Issue 3.990%, 10/15/2025	MYR	1,623,000	411,580	0.55
			3,217,556	4.32
Mexico (Cost $3,328,818)
Mexican Bonos 8.000%, 12/07/2023	MXN	21,480,000	1,427,091	1.92
Mexican Udibonos 4.000%, 06/13/2019(3)	MXN	1,140,000	381,259	0.51
Mexican Udibonos 2.000%, 06/09/2022(3)	MXN	1,370,000	417,643	0.56
Mexican Udibonos 4.000%, 11/15/2040(3)	MXN	1,720,000	584,992	0.79
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	2,540,000	130,005	0.17
			2,940,990	3.95
Peru (Cost $1,191,346)
Peru (Rep of) 5.700%, 08/12/2024	PEN	880,000	265,391	0.36
Peru (Rep of) 8.200%, 08/12/2026	PEN	1,282,000	448,179	0.60
Peru (Rep of) 6.950%, 08/12/2031	PEN	1,123,000	353,840	0.47
			1,067,410	1.43
Philippines (Cost $771,826)
Philippines (Rep of) 4.950%, 01/15/2021	PHP	10,000,000	221,274	0.30
Philippines (Rep of) 3.900%, 11/26/2022	PHP	10,000,000	211,844	0.28
Philippines (Rep of) 6.250%, 01/14/2036	PHP	10,000,000	239,270	0.32
			672,388	0.90
Poland (Cost $2,959,176)
Poland (Rep of) 3.000%, 08/24/2016(3)	PLN	367,000	120,690	0.16
Poland (Rep of) 4.750%, 04/25/2017	PLN	273,000	73,797	0.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Poland - (continued)
Poland (Rep of) 5.750%, 09/23/2022	PLN	3,313,000	$1,033,761	1.39
Poland (Rep of) 2.750%, 08/25/2023(3)	PLN	324,000	106,298	0.14
Poland (Rep of) 4.000%, 10/25/2023	PLN	792,000	224,552	0.30
Poland (Rep of) 3.250%, 07/25/2025	PLN	3,650,000	981,401	1.32
Poland (Rep of) 2.500%, 07/25/2026	PLN	560,000	139,250	0.19
Poland (Rep of) 5.750%, 04/25/2029	PLN	230,000	75,478	0.10
			2,755,227	3.70
Russian Federation (Cost $3,067,154)
Russian Federal Bond - OFZ 6.900%, 08/03/2016	RUB	8,387,000	128,572	0.17
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	18,013,000	272,535	0.37
Russian Federal Bond - OFZ 6.200%, 01/31/2018	RUB	18,002,000	264,450	0.36
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	18,885,000	283,250	0.38
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	9,830,000	138,938	0.19
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	27,849,000	409,099	0.55
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	12,330,000	173,798	0.23
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	6,264,000	87,907	0.12
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	11,729,000	174,290	0.23
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	6,026,000	81,869	0.11
			2,014,708	2.71
South Africa (Cost $9,586,126)
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	8,249,500	576,829	0.78
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	16,554,600	1,100,422	1.48
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	17,617,900	1,364,952	1.83
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	6,510,000	409,892	0.55
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	26,891,300	1,526,685	2.05
South Africa (Rep of) 8.250%, 03/31/2032	ZAR	8,120,000	511,434	0.69
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	3,950,000	196,484	0.26
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	9,210,000	580,411	0.78
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	4,600,000	227,763	0.31
South Africa (Rep of) 8.750%, 01/31/2044	ZAR	8,300,000	527,715	0.71
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	10,975,900	695,483	0.93
			7,718,070	10.37
Thailand (Cost $2,630,919)
Thailand (Rep of) 3.625%, 06/16/2023	THB	16,311,000	527,882	0.71
Thailand (Rep of) 3.850%, 12/12/2025	THB	13,879,000	468,742	0.63
Thailand (Rep of) 1.250%, 03/12/2028(3)	THB	10,000,000	275,711	0.37
Thailand (Rep of) 3.400%, 06/17/2036	THB	36,812,000	1,235,192	1.66
Thailand (Rep of) 4.675%, 06/29/2044	THB	4,880,000	201,048	0.27
			2,708,575	3.64
Turkey (Cost $7,642,676)
Turkey (Rep of) 8.300%, 06/20/2018	TRY	1,932,000	681,862	0.92
Turkey (Rep of) 10.400%, 03/27/2019	TRY	694,000	257,088	0.35
Turkey (Rep of) 8.500%, 07/10/2019	TRY	3,640,000	1,283,692	1.72
Turkey (Rep of) 9.400%, 07/08/2020	TRY	2,919,200	1,058,966	1.42
Turkey (Rep of) 9.500%, 01/12/2022	TRY	1,187,000	432,716	0.58
Turkey (Rep of) 3.000%, 02/23/2022(3)	TRY	1,644,200	836,384	1.12
Turkey (Rep of) 8.500%, 09/14/2022	TRY	1,045,000	363,864	0.49
Turkey (Rep of) 7.100%, 03/08/2023	TRY	2,914,700	939,621	1.26
Turkey (Rep of) 8.800%, 09/27/2023	TRY	2,300,000	810,918	1.09
			6,665,111	8.95
Uruguay (Cost $612,759)
Uruguay (Rep of) 4.250%, 04/05/2027(3)	UYU	1,188,000	71,071	0.10
Uruguay (Rep of) 4.375%, 12/15/2028(3)	UYU	4,839,353	207,435	0.28

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Uruguay - (continued)
Uruguay (Rep of) 3.700%, 06/26/2037(3)	UYU	1,728,000	$89,993	0.12
			368,499	0.50
Total Debt Securities (Cost $56,089,638)			51,944,134	69.75

Total Investments in Securities (Cost $56,089,638)			$51,944,134	69.75

Fully Funded Total Return Swaps

Indonesia (Cost $3,406,866)
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.875%, 04/15/2019	IDR	1,456,000,000	$112,194	0.15
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	10,500,000,000	832,647	1.12
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.000%, 05/15/2027	IDR	941,000,000	67,408	0.09
Indonesia (Rep of), Issued by ANZ Banking Corp., 10.500%, 08/15/2030	IDR	600,000,000	55,703	0.08
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	4,710,000,000	374,664	0.50
Indonesia (Rep of), Issued by Deutsche Bank, 8.375%, 03/15/2034	IDR	6,412,000,000	510,052	0.69
Indonesia (Rep of), Issued by HSBC Bank, 10.500%, 08/15/2030	IDR	1,949,000,000	180,941	0.24
Indonesia (Rep of), Issued by HSBC Bank, 8.250%, 06/15/2032	IDR	30,000,000	2,348	—
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2024	IDR	2,600,000,000	206,179	0.28
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	6,009,000,000	430,452	0.58
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	1,064,000,000	98,779	0.13
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	1,166,000,000	92,751	0.13
Indonesia (Rep of), Issued by Standard Chartered, 8.250%, 05/15/2036	IDR	2,022,000,000	159,109	0.21
			3,123,227	4.20
Total Fully Funded Total Return Swaps (Cost $3,406,866)			3,123,227	4.20

Total Investments (Total Cost $59,496,504)			55,067,361	73.95

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			19,401,395	26.05

Net Assets			$74,468,756	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond.
(3)	Inflation-indexed bonds are shown at original par and stated coupon rate.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

At April 30, 2016, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/03/2016	Citibank	Brazilian Real	3,353,233	United States Dollar	915,934	$58,070
05/03/2016	Morgan Stanley	Brazilian Real	795,890	United States Dollar	223,942	7,238
05/03/2016	Deutsche Bank	United States Dollar	715,550	Brazilian Real	2,611,758	(43,079)
05/03/2016	JP Morgan	United States Dollar	431,263	Brazilian Real	1,537,366	(15,291)
05/04/2016	BNP Paribas	Argentine Peso	2,948,400	United States Dollar	180,000	25,452
05/04/2016	BNP Paribas	United States Dollar	5,350	Argentine Peso	79,076	(160)
05/04/2016	BNP Paribas	United States Dollar	8,787	Argentine Peso	132,595	(453)
05/04/2016	BNP Paribas	United States Dollar	10,500	Argentine Peso	158,130	(519)
05/04/2016	BNP Paribas	United States Dollar	8,437	Argentine Peso	128,911	(546)
05/04/2016	BNP Paribas	United States Dollar	21,502	Argentine Peso	321,453	(898)
05/04/2016	BNP Paribas	United States Dollar	21,020	Argentine Peso	316,351	(1,024)
05/04/2016	BNP Paribas	United States Dollar	120,391	Argentine Peso	1,811,885	(5,866)
05/05/2016	BNP Paribas	Chinese Offshore Yuan	11,977,620	United States Dollar	1,817,214	28,913
05/05/2016	BNP Paribas	United States Dollar	1,780,000	Chinese Offshore Yuan	11,977,620	(66,127)
05/31/2016	BNP Paribas	Chinese Offshore Yuan	12,201,753	United States Dollar	1,846,932	31,663
05/31/2016	Merrill Lynch	Hungarian Forint	2,760,600	United States Dollar	10,026	102
05/31/2016	BNP Paribas	Indonesian Rupiah	2,396,501,638	United States Dollar	181,347	(656)
05/31/2016	BNP Paribas	Malaysian Ringgit	174,235	United States Dollar	44,865	(419)
05/31/2016	Citibank	Malaysian Ringgit	2,273,012	United States Dollar	537,482	42,346
05/31/2016	Deutsche Bank	Malaysian Ringgit	2,590,700	United States Dollar	610,294	50,573
05/31/2016	Citibank	Polish Zloty	5,713,750	United States Dollar	1,465,615	30,250
05/31/2016	Deutsche Bank	Polish Zloty	6,065,456	United States Dollar	1,526,054	61,887
05/31/2016	Merrill Lynch	Polish Zloty	1,546,879	United States Dollar	416,505	(11,531)
05/31/2016	Morgan Stanley	Polish Zloty	1,718,774	United States Dollar	444,030	5,947
05/31/2016	HSBC Bank	Romanian Leu	3,301,472	United States Dollar	815,420	28,582
05/31/2016	Goldman Sachs	Russian Ruble	18,923,950	United States Dollar	290,000	(366)
05/31/2016	Merrill Lynch	Russian Ruble	37,378,777	United States Dollar	477,852	94,237
05/31/2016	Merrill Lynch	South African Rand	498,200	United States Dollar	34,431	328
05/31/2016	ANZ	Thai Baht	14,901,489	United States Dollar	416,883	9,394
05/31/2016	BNP Paribas	Thai Baht	123,907,525	United States Dollar	3,458,689	85,852
05/31/2016	Citibank	Thai Baht	6,883,183	United States Dollar	195,483	1,419
05/31/2016	Citibank	Thai Baht	2,744,898	United States Dollar	78,000	522
05/31/2016	Deutsche Bank	Thai Baht	6,038,797	United States Dollar	171,484	1,264
05/31/2016	Merrill Lynch	Thai Baht	2,586,552	United States Dollar	74,000	(8)
05/31/2016	Merrill Lynch	Turkish Lira	344,200	United States Dollar	120,507	1,458
05/31/2016	BNP Paribas	United States Dollar	1,810,000	Chinese Offshore Yuan	12,201,753	(68,594)
05/31/2016	Goldman Sachs	United States Dollar	44,000	Indonesian Rupiah	582,780,000	60
05/31/2016	Goldman Sachs	United States Dollar	356,000	Malaysian Ringgit	1,394,808	195
05/31/2016	JP Morgan	United States Dollar	23,289	Malaysian Ringgit	91,291	1
05/31/2016	HSBC Bank	United States Dollar	507,780	Polish Zloty	1,996,454	(14,893)
05/31/2016	Credit Suisse	United States Dollar	95,100	Russian Ruble	6,373,109	(2,442)
05/31/2016	Deutsche Bank	United States Dollar	31,452	Thai Baht	1,098,295	34
05/31/2016	Deutsche Bank	United States Dollar	10,435	Thai Baht	365,893	(32)
05/31/2016	Deutsche Bank	United States Dollar	7,510	Thai Baht	264,229	(49)
05/31/2016	Deutsche Bank	United States Dollar	10,407	Thai Baht	365,964	(62)
05/31/2016	Deutsche Bank	United States Dollar	10,394	Thai Baht	366,011	(77)
05/31/2016	Deutsche Bank	United States Dollar	22,476	Thai Baht	788,700	(85)
05/31/2016	Deutsche Bank	United States Dollar	38,048	Thai Baht	1,340,636	(302)
05/31/2016	HSBC Bank	United States Dollar	77,000	Thai Baht	2,705,780	(402)
05/31/2016	HSBC Bank	United States Dollar	200,255	Thai Baht	7,044,782	(1,270)
05/31/2016	JP Morgan	United States Dollar	335,000	Thai Baht	11,788,650	(2,230)
05/31/2016	HSBC Bank	United States Dollar	529,548	Turkish Lira	1,554,938	(21,433)
06/02/2016	JP Morgan	Brazilian Real	5,425,092	United States Dollar	1,522,790	37,159

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
06/02/2016	JP Morgan	Brazilian Real	3,174,435	United States Dollar	901,188	$11,600
06/02/2016	JP Morgan	Brazilian Real	1,973,398	United States Dollar	565,000	2,438
06/02/2016	Morgan Stanley	United States Dollar	221,993	Brazilian Real	795,890	(6,860)
06/02/2016	Morgan Stanley	United States Dollar	1,126,530	Brazilian Real	4,017,882	(28,785)
06/30/2016	UBS	Malaysian Ringgit	4,362,443	United States Dollar	1,069,436	42,548
06/30/2016	Citibank	Polish Zloty	2,695,652	United States Dollar	702,781	2,627
06/30/2016	Deutsche Bank	Polish Zloty	2,695,652	United States Dollar	706,519	(1,110)
06/30/2016	Deutsche Bank	Romanian Leu	3,012,909	United States Dollar	754,755	15,833
06/30/2016	Barclays	Russian Ruble	37,074,231	United States Dollar	534,326	28,858
06/30/2016	BNP Paribas	United States Dollar	199,776	Philippine Peso	9,334,557	2,316
06/30/2016	Goldman Sachs	United States Dollar	45,510	Philippine Peso	2,138,970	263
06/30/2016	HSBC Bank	United States Dollar	115,135	Philippine Peso	5,325,000	2,492
07/01/2016	BNP Paribas	Argentine Peso	132,595	United States Dollar	8,371	498
07/01/2016	BNP Paribas	United States Dollar	8,532	Argentine Peso	132,595	(336)
07/27/2016	BNP Paribas	Peruvian Nuevo Sol	1,007,814	United States Dollar	305,509	(1,788)
07/29/2016	HSBC Bank	Chilean Peso	87,055,051	United States Dollar	129,836	810
07/29/2016	Citibank	Colombian Peso	1,367,748,472	United States Dollar	464,391	8,634
07/29/2016	Goldman Sachs	Colombian Peso	1,367,748,472	United States Dollar	460,134	12,891
07/29/2016	Merrill Lynch	Hungarian Forint	237,788,158	United States Dollar	858,580	13,421
07/29/2016	Barclays	Malaysian Ringgit	6,937,046	United States Dollar	1,786,655	(19,930)
07/29/2016	HSBC Bank	Mexican Peso	1,557,432	United States Dollar	90,000	(273)
07/29/2016	Merrill Lynch	Mexican Peso	3,961,781	United States Dollar	224,986	3,261
07/29/2016	UBS	Polish Zloty	783,894	United States Dollar	201,940	3,090
07/29/2016	UBS	Polish Zloty	342,014	United States Dollar	87,877	1,579
07/29/2016	Citibank	Romanian Leu	3,101,250	United States Dollar	781,034	12,293
07/29/2016	Goldman Sachs	Russian Ruble	27,543,438	United States Dollar	415,750	25
07/29/2016	Deutsche Bank	South African Rand	8,312,783	United States Dollar	566,772	6,548
07/29/2016	Deutsche Bank	Turkish Lira	1,509,927	United States Dollar	522,447	4,715
07/29/2016	Deutsche Bank	United States Dollar	174,959	Chilean Peso	116,645,268	(93)
07/29/2016	BNP Paribas	United States Dollar	395,530	Colombian Peso	1,183,628,153	(13,819)
07/29/2016	Citibank	United States Dollar	125,000	Hungarian Forint	34,543,638	(1,676)
07/29/2016	JP Morgan	United States Dollar	483,760	Mexican Peso	8,513,899	(6,745)
07/29/2016	Citibank	United States Dollar	477,360	Polish Zloty	1,854,099	(7,587)
07/29/2016	Merrill Lynch	United States Dollar	170,570	Romanian Leu	674,033	(1,854)
07/29/2016	Morgan Stanley	United States Dollar	115,000	Russian Ruble	7,776,369	(2,386)
07/29/2016	Citibank	United States Dollar	801,261	South African Rand	11,817,152	(13,749)
07/29/2016	Merrill Lynch	United States Dollar	157,000	South African Rand	2,265,368	761
07/29/2016	Morgan Stanley	United States Dollar	581,330	South African Rand	8,561,712	(9,157)
07/29/2016	BNP Paribas	United States Dollar	810,923	Turkish Lira	2,349,326	(9,298)
07/29/2016	Citibank	United States Dollar	385,520	Turkish Lira	1,114,576	(3,612)
09/20/2016	HSBC Bank	Chinese Offshore Yuan	6,511,705	United States Dollar	961,563	34,833
09/20/2016	HSBC Bank	Chinese Offshore Yuan	3,391,199	United States Dollar	500,546	18,362
09/20/2016	HSBC Bank	Chinese Offshore Yuan	2,316,932	United States Dollar	340,550	13,978
09/20/2016	HSBC Bank	Chinese Offshore Yuan	1,783,188	United States Dollar	270,000	2,857
09/20/2016	HSBC Bank	United States Dollar	2,125,922	Chinese Offshore Yuan	14,003,024	(16,769)
09/22/2016	BNP Paribas	Chinese Offshore Yuan	7,577,620	United States Dollar	1,118,468	40,884
09/22/2016	BNP Paribas	Chinese Offshore Yuan	5,868,219	United States Dollar	893,796	4,023
09/22/2016	BNP Paribas	Chinese Offshore Yuan	245,059	United States Dollar	36,000	1,493
09/22/2016	BNP Paribas	Chinese Offshore Yuan	145,427	United States Dollar	21,789	461
09/22/2016	BNP Paribas	United States Dollar	2,099,276	Chinese Offshore Yuan	13,836,325	(17,638)
10/11/2016	BNP Paribas	Chinese Offshore Yuan	7,271,919	United States Dollar	1,104,316	6,926
10/11/2016	BNP Paribas	Chinese Offshore Yuan	5,074,981	United States Dollar	772,260	3,262
10/11/2016	BNP Paribas	United States Dollar	1,880,000	Chinese Offshore Yuan	12,346,900	(6,764)
01/06/2017	HSBC Bank	Chinese Offshore Yuan	6,036,800	United States Dollar	912,317	4,561
01/06/2017	HSBC Bank	United States Dollar	880,000	Chinese Offshore Yuan	6,036,800	(36,878)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	5,017,910	United States Dollar	788,298	(29,409)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	10,100,000	United States Dollar	1,584,687	(57,203)
03/06/2017	HSBC Bank	United States Dollar	1,810,000	Chinese Offshore Yuan	11,296,210	101,606

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
03/06/2017	HSBC Bank	United States Dollar	600,000	Chinese Offshore Yuan	3,821,700	$ 22,021
03/31/2017	Merrill Lynch	Mexican Peso	40,674,280	United States Dollar	2,276,503	16,526
03/31/2017	Santander	Mexican Peso	40,669,138	United States Dollar	2,279,788	12,951

Total						$512,658

At April 30, 2016, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gain/(Loss)	Counterparty
Brazil CETIP Interbank
Deposit Rate	15.720%	BRL	9,850,360	01/02/2018	$157,431	BNP Paribas
Brazil CETIP Interbank
Deposit Rate	14.625%	BRL	11,163,537	01/02/2018	96,702	BNP Paribas
Brazil CETIP Interbank
Deposit Rate	15.715%	BRL	1,819,942	01/04/2021	81,837	HSBC Bank
Brazil CETIP Interbank
Deposit Rate	13.850%	BRL	10,327,724	01/02/2019	97,712	HSBC Bank
Brazil CETIP Interbank
Deposit Rate	13.055%	BRL	3,650,266	01/04/2021	31,093	HSBC Bank
Brazil CETIP Interbank
Deposit Rate	15.630%	BRL	2,039,065	01/02/2019	51,593	BNP Paribas
Brazil CETIP Interbank
Deposit Rate	15.571%	BRL	3,065,205	01/02/2019	75,848	BNP Paribas
	Brazil CETIP Interbank
13.165%	Deposit Rate	BRL	5,584,500	01/02/2018	(9,850)	HSBC Bank
Brazil CETIP Interbank
Deposit Rate	12.340%	BRL	3,954,419	01/04/2021	(498)	HSBC Bank
	MXN-TIIE-BANXICO
5.585%	28 Day Rate	MXN	20,490,000	11/03/2020	(16,424)	BNP Paribas
	MXN-TIIE-BANXICO
5.420%	28 Day Rate	MXN	14,740,000	03/22/2021	(3,410)	HSBC Bank
MYR-KLIBOR-BNM 3 Month	3.555%	MYR	15721000	03/18/2018	201	HSBC Bank
MYR-KLIBOR-BNM 3 Month	3.560%	MYR	6747300	03/22/2018	317	HSBC Bank
MYR-KLIBOR-BNM 3 Month	3.575%	MYR	8972700	03/23/2018	1,218	HSBC Bank
MYR-KLIBOR-BNM 3 Month	4.055%	MYR	5200000	04/27/2026	2,517	HSBC Bank
WIBOR Poland 6 Month	1.955%	PLN	6,400,000	09/24/2020	23,459	BNP Paribas
1.820%	WIBOR Poland 6 Month	PLN	1,700,000	10/07/2020	795	HSBC Bank

					$590,541

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

At April 30, 2016, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Variation Margin Receivable (Payable)	Counterparty
Budapest Interbank
6 Month Rate	1.820%	HUF	91,600,000	10/07/2020	$11,098	HSBC Bank
Budapest Interbank
6 Month Rate	1.795%	HUF	93,000,000	10/09/2020	10,848	HSBC Bank
MXN-TIIE-BANXICO
28 Day Rate	6.000%	MXN	35,000,000	01/29/2026	(8,993)	BNP Paribas
WIBOR Poland 6 Month	2.375%	PLN	1,290,000	05/04/2026	(207)	BNP Paribas
WIBOR Poland 6 Month	1.853%	PLN	1,300,000	04/21/2021	(1,132)	JP Morgan
WIBOR Poland 6 Month	2.290%	PLN	690,000	11/03/2025	(439)	Morgan Stanley

					$11,175

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$130,005	$—	$130,005
Financial Certificates	—	265,116	—	265,116
Government Agencies	—	161,393	—	161,393
Government Bonds	—	48,081,317	214,828	48,296,145
Index Linked Government Bonds	—	3,091,475	—	3,091,475

Total Debt Securities	—	51,729,306	214,828	51,944,134
Fully Funded Total Return Swaps	—	3,123,227	—	3,123,227
Total Investments	$—	$54,852,533	$214,828	$55,067,361

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$1,065,191	$—	$1,065,191
Interest Rate Swap Contracts	—	620,723	—	620,723
Centrally Cleared Swap Contracts	—	21,946	—	21,946
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(552,533)	—	(552,533)
Interest Rate Swap Contracts	—	(30,182)	—	(30,182)
Centrally Cleared Swap Contracts	—	(10,771)	—	(10,771)
Total Other Financial Instruments	$—	$1,114,374	$—	$1,114,374

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2016, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2015.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending April 30, 2016:

Category and Subcategory	Beginning Balance at 10/31/2015	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2016	Change in Unrealized Appreciation (Depreciation) from Investments still held at 04/30/2016
Investments, at value
Government Bonds Argentina	$—	$538	$216,832	$—	$—	$(2,542)	$—	$—	$214,828	$(2,542)
Total	$—	$538	$216,832	$—	$—	$(2,542)	$—	$—	$214,828	$(2,542)

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2016.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 04/30/2016	Valuation Technique	Unobservable Input
Government Bonds	$214,828	Broker quote	Inputs to broker model

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2016:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate

Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$ 620,723
Variation Margin receivable on Centrally Cleared Swap Contracts	—	21,946
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	1,065,191	—
	$1,065,191	$ 642,669

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$ (30,182)
Variation Margin Payable on Centrally Cleared Swap Contracts	—	(10,771)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(552,533)	—
	$(552,533)	$ (40,953)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2016:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$1,113,484	$—
Net Realized Loss on Interest Rate Swap Contracts	—	(146,968)

	$1,113,484	$(146,968)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$288,890	$—
Net Change in Unrealized Appreciation on Interest Rate and Centrally Cleared Swap Contracts	—	925,731

	$288,890	$925,731

*	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$59,767,332
Gross tax appreciation of investments	2,380,438
Gross tax depreciation of investments	(7,080,409)
Net tax depreciation of investments	$(4,699,971)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $1,141,378)
Puma International Financing S.A. 6.750%, 02/01/2021		1,110,000	$1,090,686	0.50
			1,090,686	0.50
Argentina (Cost $1,740,586)
YPF S.A. 8.500%, 03/23/2021(2)		800,000	836,000	0.38
YPF S.A. 8.500%, 07/28/2025		950,000	978,500	0.45
			1,814,500	0.83
Bangladesh (Cost $1,028,386)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019		1,000,000	1,058,000	0.48
			1,058,000	0.48
Barbados (Cost $2,004,220)
Columbus International, Inc. 7.375%, 03/30/2021		1,885,000	2,002,247	0.92
			2,002,247	0.92
Brazil (Cost $32,509,824)
BRF S.A. 4.750%, 05/22/2024		485,000	469,819	0.22
Embraer Netherlands Finance B.V. 5.050%, 06/15/2025		515,000	515,000	0.24
Globo Comunicacao e Participacoes S.A., FRN 4.843%, 06/08/2025		450,000	424,125	0.19
Marfrig Holdings Europe B.V. 8.375%, 05/09/2018		1,240,000	1,277,200	0.58
Marfrig Holdings Europe B.V. 6.875%, 06/24/2019		1,855,000	1,836,450	0.84
Marfrig Overseas Ltd. 9.500%, 05/04/2020		1,300,000	1,332,500	0.61
Minerva Luxembourg S.A. 12.250%, 02/10/2022		200,000	209,750	0.10
Odebrecht Drilling Norbe VIII/IX Ltd. 6.350%, 06/30/2021		585,610	120,343	0.06
Oi S.A. 9.750%, 09/15/2016	BRL	1,138,000	59,560	0.03
Petrobras Global Finance B.V., FRN 2.768%, 01/15/2019		720,000	628,632	0.29
Petrobras Global Finance B.V. 7.875%, 03/15/2019		687,000	684,424	0.31
Petrobras Global Finance B.V. 5.750%, 01/20/2020		2,250,000	2,064,375	0.94
Petrobras Global Finance B.V. 5.375%, 01/27/2021		4,875,000	4,332,656	1.98
Petrobras Global Finance B.V. 6.250%, 03/17/2024		3,100,000	2,704,750	1.24
Petrobras Global Finance B.V. 6.875%, 01/20/2040		5,306,000	4,158,578	1.90
Petrobras Global Finance B.V. 6.750%, 01/27/2041		250,000	195,550	0.09
Petrobras Global Finance B.V. 6.850%, 06/05/2115		717,000	530,580	0.24
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		1,892,696	1,485,766	0.68
QGOG Constellation S.A. 6.250%, 11/09/2019		5,809,000	3,136,860	1.43
Vale Overseas Ltd. 5.625%, 09/15/2019		344,000	347,440	0.16
Vale Overseas Ltd. 4.625%, 09/15/2020		1,570,000	1,522,900	0.70
Vale Overseas Ltd. 4.375%, 01/11/2022		799,000	739,075	0.34
Vale Overseas Ltd. 6.875%, 11/21/2036		834,000	748,515	0.34
Vale Overseas Ltd. 6.875%, 11/10/2039		2,952,000	2,590,380	1.18
			32,115,228	14.69
Chile (Cost $1,450,801)
Cencosud S.A. 5.500%, 01/20/2021		150,000	159,857	0.07
E.CL S.A. 5.625%, 01/15/2021		200,000	221,914	0.10
Empresa Electrica Guacolda S.A. 4.560%, 04/30/2025		400,000	377,083	0.17
Inversiones CMPC S.A. 4.375%, 05/15/2023		200,000	204,295	0.10
Telefonica Chile S.A. 3.875%, 10/12/2022		495,000	510,303	0.23
			1,473,452	0.67
China (Cost $11,592,037)
Alibaba Group Holding Ltd. 3.125%, 11/28/2021		450,000	457,050	0.21
Baidu, Inc. 3.500%, 11/28/2022		400,000	407,699	0.19
Bestgain Real Estate Ltd. 2.625%, 03/13/2018		500,000	500,181	0.23

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
China - (continued)
China Forestry Holdings Co. Ltd. 10.250%, 11/17/2015(3)(4)		60,000	$4,350	—
China Overseas Finance Cayman V Ltd. 3.950%, 11/15/2022		300,000	307,743	0.14
China Railway Resources Huitung Ltd. 3.850%, 02/05/2023		200,000	206,855	0.09
China SCE Property Holdings Ltd. 10.000%, 07/02/2020		430,000	465,467	0.21
Emerald Plantation Holdings Ltd. 6.000%, (100% Cash), 01/30/2020(5)		34,911	33,166	0.01
ENN Energy Holdings Ltd. 6.000%, 05/13/2021		600,000	677,361	0.31
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(2)(3)(4)(6)(7)		282,201	—	—
Favor Sea Ltd. 11.750%, 02/04/2019		750,000	579,375	0.26
Franshion Brilliant Ltd. 5.750%, 03/19/2019		395,000	421,566	0.19
ICBC Standard Bank PLC 8.125%, 12/02/2019		390,000	432,004	0.20
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018(3)		1,795,000	1,400,100	0.64
Kaisa Group Holdings Ltd. 10.250%, 01/08/2020(3)		1,375,000	1,072,500	0.49
Sino-Forest Corp. 5.000%, 08/01/2013(2)(6)(7)		14,000	—	—
Sino-Forest Corp. 5.000%, 08/01/2013(7)		7,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(7)		82,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(2)(6)(7)		20,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(2)(7)		113,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(2)(6)(7)		152,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(7)		120,000	—	—
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/2023		240,000	255,671	0.12
STATS ChipPAC Ltd. 8.500%, 11/24/2020		500,000	507,500	0.23
Sunac China Holdings Ltd. 9.375%, 04/05/2018		1,040,000	1,086,800	0.50
Tencent Holdings Ltd. 3.375%, 05/02/2019		520,000	537,801	0.25
Times Property Holdings Ltd. 12.625%, 03/21/2019		885,000	980,101	0.45
Yuzhou Properties Co. Ltd. 8.625%, 01/24/2019		1,265,000	1,331,429	0.61
			11,664,719	5.33
Colombia (Cost $5,894,950)
Banco Bilbao Vizcaya Argentaria Colombia S.A. 4.875%, 04/21/2025		550,000	541,200	0.25
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	3,260,000,000	827,937	0.38
GrupoSura Finance S.A. 5.500%, 04/29/2026(2)		400,000	406,800	0.18
Millicom International Cellular S.A. 4.750%, 05/22/2020		400,000	390,000	0.18
Millicom International Cellular S.A. 6.625%, 10/15/2021		1,200,000	1,215,000	0.55
Millicom International Cellular S.A. 6.000%, 03/15/2025		1,300,000	1,244,750	0.57
Transportadora de Gas Internacional S.A. ESP 5.700%, 03/20/2022		605,000	629,200	0.29
			5,254,887	2.40
Czech Republic (Cost $2,410,496)
EP Energy A.S. 5.875%, 11/01/2019	EUR	430,000	536,642	0.25
New World Resources N.V. 8.000%, 04/07/2020(5)	EUR	1,448,960	24,887	0.01
New World Resources N.V. 4.000%, 10/07/2020(5)	EUR	648,695	7,428	—
			568,957	0.26
Dominican Republic (Cost $1,229,891)
Aeropuertos Dominicanos Siglo XXI S.A., FRN 9.750%, 11/13/2019		1,245,000	1,322,813	0.60
			1,322,813	0.60

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Ecuador (Cost $5,099,701)
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 6.258%, 09/24/2019		6,111,368	$5,561,345	2.54
			5,561,345	2.54
Guatemala (Cost $2,377,478)
Comcel Trust via Comunicaciones Celulares S.A. 6.875%, 02/06/2024		2,360,000	2,230,200	1.02
			2,230,200	1.02
Hong Kong (Cost $3,084,330)
HKT Capital No. 2 Ltd. 3.625%, 04/02/2025		200,000	205,652	0.09
Hutchison Whampoa International 14 Ltd. 3.625%, 10/31/2024		1,030,000	1,070,096	0.49
Noble Group Ltd., FRN 6.000%, 06/24/2019		2,170,000	1,025,325	0.47
PCCW-HKT Capital No. 5 Ltd. 3.750%, 03/08/2023		245,000	256,738	0.12
Wharf Finance Ltd. 6.125%, 11/06/2017		250,000	266,065	0.12
			2,823,876	1.29
India (Cost $2,611,854)
Bharat Petroleum Corp. Ltd. 4.000%, 05/08/2025		540,000	540,078	0.25
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/2023		730,000	785,790	0.36
ICICI Bank Ltd. 4.750%, 11/25/2016		300,000	305,072	0.14
Vedanta Resources PLC 8.250%, 06/07/2021		470,000	373,650	0.17
Vedanta Resources PLC 7.125%, 05/31/2023		580,000	413,250	0.19
			2,417,840	1.11
Indonesia (Cost $5,261,098)
Berau Coal Energy Tbk PT 7.250%, 03/13/2017(3)		3,235,000	469,075	0.22
Enercoal Resources Pte. Ltd. 6.000%, 04/07/2018		500,000	50,000	0.02
Golden Legacy Pte. Ltd. 9.000%, 04/24/2019		600,000	606,000	0.28
Indo Energy Finance II B.V. 6.375%, 01/24/2023		2,350,000	1,121,246	0.51
			2,246,321	1.03
Israel (Cost $2,015,753)
Israel Electric Corp. Ltd. 5.625%, 06/21/2018		365,000	388,020	0.18
Israel Electric Corp. Ltd. 7.250%, 01/15/2019		270,000	299,200	0.14
Israel Electric Corp. Ltd. 6.875%, 06/21/2023		295,000	351,503	0.16
Israel Electric Corp. Ltd. 5.000%, 11/12/2024(2)(6)		245,000	261,844	0.12
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/2021		335,000	351,561	0.16
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/2036		375,000	447,876	0.20
			2,100,004	0.96
Jamaica (Cost $14,480,199)
Digicel Group Ltd. 8.250%, 09/30/2020		8,625,000	7,870,313	3.60
Digicel Group Ltd. 7.125%, 04/01/2022		2,730,000	2,221,537	1.02
Digicel Ltd. 6.000%, 04/15/2021		3,405,000	3,115,575	1.42
			13,207,425	6.04
Kazakhstan (Cost $15,824,980)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		390,000	354,900	0.16
KazAgro National Management Holding JSC 4.625%, 05/24/2023		410,000	342,374	0.16
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		380,000	385,054	0.18
Kazkommertsbank JSC 7.500%, 11/29/2016		1,680,000	1,638,336	0.75
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	1,865,000	2,066,114	0.94
Kazkommertsbank JSC 8.500%, 05/11/2018		2,450,000	2,278,990	1.04
Kazkommertsbank JSC 5.500%, 12/21/2022		4,468,616	3,062,432	1.40
KazMunayGas National Co. JSC 6.375%, 04/09/2021		365,000	382,356	0.17
Zhaikmunai LLP 6.375%, 02/14/2019		2,300,000	1,894,740	0.87

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Kazakhstan - (continued)
Zhaikmunai LLP 7.125%, 11/13/2019		2,570,000	$2,140,039	0.98
			14,545,335	6.65
Kuwait (Cost $775,029)
Kuwait Projects Co. 9.375%, 07/15/2020		315,000	386,583	0.18
NBK Tier 1 Financing Ltd., FRN 5.750%, 04/09/2021		380,000	378,745	0.17
			765,328	0.35
Malaysia (Cost $201,654)
Malayan Banking Bhd., FRN 3.250%, 09/20/2022		200,000	201,522	0.09
			201,522	0.09
Mexico (Cost $14,342,132)
Alfa S.A.B. de C.V. 6.875%, 03/25/2044		620,000	638,600	0.29
Alpek S.A.B. de C.V. 4.500%, 11/20/2022		200,000	204,750	0.09
America Movil S.A.B. de C.V. 5.000%, 03/30/2020		210,000	231,973	0.11
America Movil S.A.B. de C.V. 6.375%, 03/01/2035		365,000	444,616	0.20
Banco Inbursa S.A. Institucion de Banca Multiple 4.125%, 06/06/2024		345,000	341,619	0.16
CEMEX Espana S.A. 9.875%, 04/30/2019		1,190,000	1,250,987	0.57
Cemex Finance LLC 9.375%, 10/12/2022		3,770,000	4,143,230	1.89
Cemex S.A.B. de C.V. 5.875%, 03/25/2019		450,000	460,080	0.21
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		1,350,000	1,422,562	0.65
Cemex S.A.B. de C.V. 7.750%, 04/16/2026(2)(6)		1,000,000	1,065,000	0.49
Comision Federal de Electricidad 4.875%, 05/26/2021		200,000	210,500	0.10
El Puerto de Liverpool S.A.B. de C.V. 3.950%, 10/02/2024		600,000	603,000	0.28
Fresnillo PLC 5.500%, 11/13/2023		500,000	531,250	0.24
Gruma S.A.B. de C.V. 4.875%, 12/01/2024		450,000	481,365	0.22
Grupo Bimbo S.A.B. de C.V. 3.875%, 06/27/2024		230,000	234,601	0.11
Grupo Televisa S.A.B. 6.625%, 01/15/2040		150,000	167,394	0.08
Grupo Televisa S.A.B. 5.000%, 05/13/2045		350,000	328,849	0.15
Mexichem S.A.B. de C.V. 5.875%, 09/17/2044		490,000	444,062	0.20
Mexico Generadora de Energia S. de rl 5.500%, 12/06/2032		484,121	462,336	0.21
Sigma Alimentos S.A. de C.V. 4.125%, 05/02/2026(2)(6)		200,000	200,472	0.09
Southern Copper Corp. 7.500%, 07/27/2035		175,000	188,140	0.09
Southern Copper Corp. 5.875%, 04/23/2045		330,000	302,526	0.14
			14,357,912	6.57
Mongolia (Cost $6,223,840)
Mongolian Mining Corp. 8.875%, 03/29/2017		7,984,000	1,497,000	0.68
			1,497,000	0.68
Morocco (Cost $933,127)
OCP S.A. 5.625%, 04/25/2024		305,000	319,869	0.14
OCP S.A. 4.500%, 10/22/2025		330,000	320,100	0.15
OCP S.A. 6.875%, 04/25/2044		320,000	333,200	0.15
			973,169	0.44
Nigeria (Cost $10,041,028)
Access Bank PLC, FRN 9.250%, 06/24/2021		1,025,000	844,149	0.39
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		1,925,000	1,521,959	0.70
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.000%, 07/23/2021		2,591,000	1,912,158	0.87
Sea Trucks Group Ltd. 9.000%, 03/26/2018(2)		3,432,000	1,065,636	0.49
Seven Energy Ltd. 10.250%, 10/11/2021		2,675,000	1,625,062	0.74
			6,968,964	3.19

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Oman (Cost $1,119,990)
National Bank of Oman S.A.O.G., FRN 7.875%, 11/18/2020		1,095,000	$1,112,630	0.51
			1,112,630	0.51
Panama (Cost $1,481,942)
Sable International Finance Ltd. 6.875%, 08/01/2022		1,510,000	1,549,638	0.71
			1,549,638	0.71
Peru (Cost $2,531,276)
Banco de Credito del Peru 4.250%, 04/01/2023		270,000	282,150	0.13
Banco Internacional del Peru S.A.A. 5.750%, 10/07/2020		290,000	317,840	0.15
BBVA Banco Continental S.A., FRN 5.250%, 09/22/2029		300,000	306,000	0.14
Lima Metro Line 2 Finance Ltd. 5.875%, 07/05/2034		600,000	615,600	0.28
Minsur S.A. 6.250%, 02/07/2024		450,000	437,625	0.20
Transportadora de Gas del Peru S.A. 4.250%, 04/30/2028		600,000	595,500	0.27
			2,554,715	1.17
Qatar (Cost $2,338,161)
CBQ Finance Ltd. 7.500%, 11/18/2019		370,000	422,459	0.19
Nakilat, Inc. 6.067%, 12/31/2033		460,000	523,710	0.24
Ooredoo International Finance Ltd. 3.250%, 02/21/2023		465,000	464,541	0.21
Ooredoo International Finance Ltd. 3.875%, 01/31/2028		220,000	218,337	0.10
Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.298%, 09/30/2020		414,642	441,594	0.20
Ras Laffan Liquefied Natural Gas Co. Ltd. III 5.838%, 09/30/2027		250,000	276,125	0.13
			2,346,766	1.07
Russian Federation (Cost $22,970,456)
CEDC Finance Corp. International, Inc., FRN 10.000%, 04/30/2018(5)		4,708,214	2,076,833	0.95
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		511,000	526,694	0.24
Credit Bank of Moscow Via CBOM Finance PLC 8.700%, 11/13/2018		1,570,000	1,544,409	0.71
Far East Capital Ltd. S.A. 8.000%, 05/02/2018		252,000	97,020	0.04
Far East Capital Ltd. S.A. 8.750%, 05/02/2020		1,196,000	442,520	0.20
Gazprom Neft OAO Via GPN Capital S.A. 4.375%, 09/19/2022		630,000	597,643	0.27
Gazprom OAO Via Gaz Capital S.A. 6.510%, 03/07/2022		1,500,000	1,622,895	0.74
Gazprom OAO Via Gaz Capital S.A. 8.625%, 04/28/2034		50,000	60,642	0.03
GTH Finance B.V. 7.250%, 04/26/2023(2)		600,000	600,378	0.28
Lukoil International Finance B.V. 7.250%, 11/05/2019		180,000	199,679	0.09
Rosneft Oil Co. via Rosneft International Finance Ltd. 4.199%, 03/06/2022		1,650,000	1,581,030	0.72
Russian Standard Ltd. 13.000%, 10/27/2022(5)		1,280,343	308,660	0.14
Sberbank of Russia Via SB Capital S.A. 5.125%, 10/29/2022		1,039,000	1,040,704	0.48
Sberbank of Russia Via SB Capital S.A., FRN 5.500%, 02/26/2024		1,068,000	1,030,620	0.47
Sistema JSFC via Sistema International Funding S.A. 6.950%, 05/17/2019		1,730,000	1,821,517	0.83
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		1,150,000	1,150,000	0.53
VEB-Leasing OAO via VEB Leasing Invest Ltd. 5.125%, 05/27/2016		200,000	199,924	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

				% of Net
	Currency(1)	Par	Value	Assets
Russian Federation - (continued)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		1,535,000	$1,672,947	0.77
VimpelCom Holdings B.V. 7.504%, 03/01/2022		1,750,000	1,868,125	0.85
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		200,000	210,000	0.10
Vnesheconombank Via VEB Finance PLC 6.025%, 07/05/2022		1,260,000	1,262,596	0.58
VTB Bank OJSC Via VTB Capital S.A. 6.950%, 10/17/2022		1,700,000	1,691,330	0.77
			21,606,166	9.88
Saudi Arabia (Cost $763,372)
SABIC Capital II B.V. 2.625%, 10/03/2018		300,000	303,435	0.14
Saudi Electricity Global Sukuk Co. 3 4.000%, 04/08/2024		300,000	304,935	0.14
Saudi Electricity Global Sukuk Co. 3 5.500%, 04/08/2044		200,000	198,156	0.09
			806,526	0.37
Singapore (Cost $740,574)
Global Logistic Properties Ltd. 3.875%, 06/04/2025		285,000	284,712	0.13
SingTel Group Treasury Pte. Ltd. 2.375%, 09/08/2017		255,000	258,254	0.12
United Overseas Bank Ltd., FRN 2.875%, 10/17/2022		200,000	202,220	0.09
			745,186	0.34
South Africa (Cost $3,457,383)
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025		2,810,000	2,647,273	1.21
FirstRand Bank Ltd. 4.250%, 04/30/2020		350,000	351,746	0.16
MTN Mauritius Investments Ltd. 4.755%, 11/11/2024		705,000	654,769	0.30
			3,653,788	1.67
South Korea (Cost $512,378)
Korea Gas Corp. 2.875%, 07/29/2018		300,000	307,107	0.14
SK Innovation Co. Ltd. 3.625%, 08/14/2018		200,000	206,880	0.10
			513,987	0.24
Thailand (Cost $1,035,454)
Bangkok Bank PCL 3.875%, 09/27/2022		500,000	532,667	0.24
PTT Global Chemical PCL 4.250%, 09/19/2022		510,000	541,138	0.25
			1,073,805	0.49
Turkey (Cost $1,275,765)
Akbank T.A.S. 5.125%, 03/31/2025		200,000	199,476	0.09
Turkcell Iletisim Hizmetleri A.S. 5.750%, 10/15/2025		200,000	199,974	0.09
Yuksel Insaat A.S. 9.500%, 03/10/2016(3)(4)		900,000	517,500	0.24
			916,950	0.42
Ukraine (Cost $14,757,594)
Avangardco Investments Public Ltd. 10.000%, (100% Cash), 10/29/2018(5)		797,371	270,179	0.12
DTEK Finance PLC 10.375%, 03/28/2018		1,140,000	456,000	0.21
DTEK Finance PLC 7.875%, 04/04/2018		5,205,000	2,135,091	0.98
Ferrexpo Finance PLC 10.375%, 04/07/2019		1,178,000	907,295	0.42
Metinvest B.V., FRN 10.500%, 11/28/2017		1,635,499	997,982	0.46
Metinvest B.V., FRN 8.750%, 02/14/2018		3,031,026	1,849,532	0.85
MHP S.A. 8.250%, 04/02/2020		2,160,000	1,933,200	0.88
Privatbank CJSC Via UK SPV Credit Finance PLC 10.250%, 01/23/2018		545,000	425,100	0.19
Privatbank CJSC Via UK SPV Credit Finance PLC 11.000%, 02/09/2021		425,000	269,960	0.12
UKRLANDFARMING PLC 10.875%, 03/26/2018		2,406,731	699,403	0.32
			9,943,742	4.55

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

				% of Net
	Currency(1)	Par	Value	Assets
United Arab Emirates (Cost $7,109,967)
Abu Dhabi National Energy Co. PJSC 2.500%, 01/12/2018		215,000	$215,269	0.10
Abu Dhabi National Energy Co. PJSC 5.875%, 12/13/2021		270,000	300,429	0.14
ADCB Finance Cayman Ltd. 4.500%, 03/06/2023		235,000	242,931	0.11
ADCB Finance Cayman Ltd., FRN 3.125%, 05/28/2023		400,000	398,248	0.18
DP World Ltd. 6.850%, 07/02/2037		1,070,000	1,109,440	0.51
DP World Sukuk Ltd. 6.250%, 07/02/2017		510,000	533,460	0.25
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	400,000	591,637	0.27
EMG Sukuk Ltd. 4.564%, 06/18/2024		425,000	437,835	0.20
Emirates Telecommunications Group Co. PJSC 3.500%, 06/18/2024		410,000	421,841	0.19
MAF Global Securities Ltd. 4.750%, 05/07/2024		440,000	458,051	0.21
National Bank of Abu Dhabi PJSC, FRN 5.250%, 06/17/2020		1,000,000	1,011,500	0.46
Sukuk Funding No. 3 Ltd. 4.348%, 12/03/2018		550,000	572,000	0.26
Topaz Marine S.A. 8.625%, 11/01/2018		690,000	652,188	0.30
			6,944,829	3.18
Venezuela (Cost $13,392,800)
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		4,735,000	4,166,800	1.91
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		7,760,200	4,539,717	2.08
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		7,520,000	3,007,248	1.37
			11,713,765	5.36
Vietnam (Cost $646,683)
Vingroup JSC 11.625%, 05/07/2018		610,000	661,850	0.30
			661,850	0.30
Total Debt Securities (Cost $218,408,567)			194,406,073	88.90

Bank Loans

China (Cost $39,677)
Far East Energy Bermuda Ltd. 10.000%, 03/29/2016(4)		89,943	—	—
Far East Energy Bermuda Ltd. 25.000%, 03/29/2016(4)		39,677	24,913	0.01
			24,913	0.01
Czech Republic (Cost $569,811)
New World Resources N.V. 8.500%, 10/07/2016	EUR	449,999	373,572	0.17
			373,572	0.17
Nigeria (Cost $1,135,315)
Seven Energy Ltd., FRN 10.250%, 06/30/2020		1,206,059	837,849	0.38
			837,849	0.38
Sierra Leone (Cost $1,079,422)
Africell Holding SAL, FRN 8.530%, 04/16/2019		1,125,000	1,108,125	0.51
			1,108,125	0.51
United Arab Emirates (Cost $11,275,802)
DP World Ltd. 3.750%, 09/30/2022		8,541,503	6,491,543	2.97
DP World Ltd. 4.250%, 09/30/2022		437,541	336,906	0.15
Dubai Drydocks LLC 0.100%, 10/18/2027		3,247,051	584,469	0.27
Dubai Drydocks World LLC, FRN 4.000%, 10/18/2017	EUR	1,143,631	1,021,421	0.47
Dubai Drydocks World LLC, FRN 4.610%, 10/18/2017		1,838,156	1,433,761	0.65
Dubai Drydocks World LLC 0.100%, 10/18/2027		3,511,370	632,047	0.29
			10,500,147	4.80
Total Bank Loans (Cost $14,100,027)			12,844,606	5.87

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

				% of Net
	Currency(1)	Shares	Value	Assets
Equity Securities

China (Cost $—)
Emerald Plantation Holdings Ltd.		78,275	$17,221	0.01
			17,221	0.01
Czech Republic (Cost $1,093,253)
New World Resources N.V.(2)(6)(7)	EUR	101,612	—	—
New World Resources PLC, Class A	GBP	36,580,138	145,114	0.07
			145,114	0.07
Mexico (Cost $2,989)
Corp. GEO S.A.B. de C.V., Series B	MXN	7,952	4,400	—
			4,400	—
Total Equity Securities (Cost $1,096,242)			166,735	0.08

		Number
		of		% of Net
	Currency(1)	Warrants	Value	Assets
Warrants

China (Cost $3,926)
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92(2)(6)(7)		186,955	$—	—

Total Warrants (Cost $3,926)			—	—

Total Investments (Total Cost $233,608,762)			207,417,414	94.85

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			11,270,325	5.15

Net Assets			$218,687,739	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)	Issuer has defaulted on terms of debt obligation.
(4)	Maturity has been extended under the terms of a plan of reorganization.
(5)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

(6)	Restricted security that has been deemed illiquid. At April 30, 2016, the value of these restricted illiquid securities amounted to $1,527,316 or 0.7% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Cemex S.A.B. de C.V. 7.750%, 04/16/2016	03/09/2016-03/30/2016	$1,004,628
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016	01/14/2013-07/24/2015	279,057
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92	10/07/2014	3,926
Israel Electric Corp. Ltd. 5.000%,11/12,2024	02/03/2015	249,288
New World Resources N.V.	10/07/2014	—
Sigma Alimentos S.A. de C.V. 4.125%, 05/02/2026	04/25/2016	199,594
Sino-Forest Corp. 10.250%, 07/28/2014	01/31/2013	—
Sino-Forest Corp. 5.000%, 08/01/2013	01/31/2013	—
Sino-Forest Corp. 6.250%, 10/21/2017	01/31/2013	—

(7)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

At April 30, 2016, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

			Currency Buy		Currency Sell
			Amount		Amount
Settlement		Currency	(Local	Currency	(Local	Unrealized
Date	Counterparty	Buy	Currency)	Sell	Currency)	Gain/(Loss)
05/20/2016	BNP Paribas	United States Dollar	871,828	British Pound	610,915	$(20,856)
05/20/2016	HSBC Bank	United States Dollar	4,532,508	Euro	3,970,406	(16,505)

Total						$(37,361)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$175,984,359	$4,350	$175,988,709
Corporate Convertible Bonds	—	747,344	—	747,344
Government Agencies	—	15,623,634	—	15,623,634
Financial Certificates	—	2,046,386	—	2,046,386

Total Debt Securities	—	194,401,723	4,350	194,406,073
Bank Loans
China	—	—	24,913	24,913
Czech Republic	—	—	373,572	373,572
Nigeria	—	837,849	—	837,849
Sierra Leone	—	—	1,108,125	1,108,125
United Arab Emirates	—	—	10,500,147	10,500,147

Total Bank Loans	—	837,849	12,006,757	12,844,606
Common Stock
China	—	17,221	—	17,221
Czeck Republic	—	145,114	—	145,114
Russian Federation	4,400	—	—	4,400

Total Common Stock	4,400	162,335	—	166,735

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Warrants
China	$—	$—	$—	$—
Total Warrants	—	—	—	—

Total Investments	$4,400	$195,401,907	$12,011,107	$207,417,414

Other Financial Instruments
Liabilities:
Forward Foreign Currency Exchange
Contracts	$—	$(37,361)	$—	$(37,361)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2016, the Fund had transfers as disclosed below:

Transfers from Level 1 to Level 2

Country	Value	Reason
Common Stock
Czech Republic	$145,114	Fair value factor was applicable in the current period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/15	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2016	Change in Unrealized Appreciation (Depreciation) from Investments still held at 04/30/16
Investments, at value Corporate Bonds
China	$150,074	$(2,927)	$ —	$—	$—	$(147,147)	$4,350	$—	$ 4,350	$ (196,976)
Russia	210,331	6,022	—	(49,937)	(126,113)	248,466	—	(288,769)	—	—
Bank Loans
China	78,586	—	—	—	—	(53,673)	—	—	24,913	(53,673)
Czech Republic	494,841	—	—	—	—	(121,269)	—	—	373,572	(121,270)
Sierra Leone	1,101,263	6,442	—	—	—	420	—	—	1,108,125	420
Ukraine	120,000	—	—	(120,000)	—	—	—	—	—	—
United Arab Emirates	997,930	79,789	216,600	(584,576)	(736)	(76,961)	9,868,101	—	10,500,147	(779,704)
Warrants
China	—	—	—	—	—	—	—	—	—	—

Total	$3,153,025	$89,326	$216,600	$(754,513)	$(126,849)	$(150,164)	$9,872,451	$(288,769)	$12,011,107	$(1,151,203)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

See the table on “Qualitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2016.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at	Valuation	Unobservable
	04/30/2016	Technique	Input
Corporate Bonds	$4,350	Broker quote	Inputs to broker model
			Debt structure
Bank Loans	373,572	Market comparables	of issuer
Bank Loans	11,608,272	Broker quote	Inputs to broker model
Bank Loans	24,913	Indicative bid	Bid source

Total	$12,011,107

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2016:

Derivatives Not Accounted
for as Hedging Instruments
Foreign Exchange
Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (37,361)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2016:

Derivatives Not Accounted
for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (157,566)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (278,763)

*  See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$235,232,402

Gross tax appreciation of investments	6,477,474
Gross tax depreciation of investments	(34,292,462)

Net tax depreciation of investments	$(27,814,988)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2016 (Unaudited)

				% of Net
	Currency(1)	Par	Value	Assets
Debt Securities

Angola (Cost $1,929,824)
Angola (Rep of) Via Northern Lights III B.V. 7.000%, 08/16/2019		1,968,750	$1,981,448	2.74
			1,981,448	2.74
Argentina (Cost $600,000)
YPF S.A. 8.500%, 03/23/2021(2)(3)		600,000	627,000	0.87
			627,000	0.87
Azerbaijan (Cost $360,209)
International Bank of Azerbaijan OJSC 5.625%, 06/11/2019		400,000	377,200	0.52
			377,200	0.52
Bangladesh (Cost $462,017)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019		450,000	476,100	0.66
			476,100	0.66
Barbados (Cost $629,480)
Columbus International, Inc. 7.375%, 03/30/2021		600,000	637,320	0.88
			637,320	0.88
Belarus (Cost $288,126)
Belarus (Rep of) 8.950%, 01/26/2018		300,000	314,250	0.44
			314,250	0.44
Brazil (Cost $10,776,827)
Itau Unibanco Holding S.A. 5.750%, 01/22/2021		200,000	203,876	0.28
Marfrig Holdings Europe B.V. 8.375%, 05/09/2018		1,275,000	1,313,250	1.82
Marfrig Holdings Europe B.V. 6.875%, 06/24/2019		1,000,000	990,000	1.37
Marfrig Holdings Europe B.V. 11.250%, 09/20/2021		500,000	480,000	0.67
Petrobras Global Finance B.V. 3.500%, 02/06/2017		400,000	396,060	0.55
Petrobras Global Finance B.V. 5.875%, 03/01/2018		1,325,000	1,306,781	1.81
Petrobras Global Finance B.V. 3.000%, 01/15/2019		1,535,000	1,381,040	1.91
Petrobras Global Finance B.V. 5.750%, 01/20/2020		1,490,000	1,367,075	1.89
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		2,119,433	1,663,755	2.31
QGOG Constellation S.A. 6.250%, 11/09/2019		1,300,000	702,000	0.97
Vale Overseas Ltd. 5.625%, 09/15/2019		875,000	883,750	1.23
Vale Overseas Ltd. 4.625%, 09/15/2020		500,000	485,000	0.67
			11,172,587	15.48
China (Cost $5,029,578)
Central China Real Estate Ltd. 8.750%, 01/23/2021		650,000	658,108	0.91
China Hongqiao Group Ltd. 6.875%, 05/03/2018		400,000	396,586	0.55
CIFI Holdings Group Co. Ltd. 7.750%, 06/05/2020		300,000	314,245	0.43
Favor Sea Ltd. 11.750%, 02/04/2019		400,000	309,000	0.43
ICBC Standard Bank PLC 8.125%, 12/02/2019		600,000	664,622	0.92
KWG Property Holding Ltd. 13.250%, 03/22/2017		325,000	349,781	0.48
Sunac China Holdings Ltd. 9.375%, 04/05/2018		675,000	705,375	0.98
Times Property Holdings Ltd. 12.625%, 03/21/2019		1,200,000	1,328,951	1.84
Yuzhou Properties Co. Ltd. 8.625%, 01/24/2019		300,000	315,754	0.44
			5,042,422	6.98
Colombia (Cost $977,035)
Grupo Aval Ltd. 5.250%, 02/01/2017		300,000	304,500	0.42
Millicom International Cellular S.A. 6.625%, 10/15/2021		665,000	673,312	0.93
			977,812	1.35

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

				% of Net
	Currency(1)	Par	Value	Assets
Dominican Republic (Cost $727,941)
Aeropuertos Dominicanos Siglo XXI S.A., FRN 9.750%, 11/13/2019		700,000	$743,750	1.03
			743,750	1.03
Ecuador (Cost $10,169,605)
Ecuador (Rep of) 10.500%, 03/24/2020		4,625,000	4,370,625	6.06
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 6.258%, 09/24/2019		6,926,316	6,302,947	8.73
			10,673,572	14.79
Hong Kong (Cost $239,923)
Noble Group Ltd. 6.750%, 01/29/2020		300,000	211,470	0.29
			211,470	0.29
India (Cost $645,884)
Vedanta Resources PLC 6.750%, 06/07/2016		650,000	648,375	0.90
			648,375	0.90
Jamaica (Cost $2,933,284)
Digicel Group Ltd. 8.250%, 09/30/2020		3,420,000	3,120,750	4.32
			3,120,750	4.32
Kazakhstan (Cost $5,903,411)
Halyk Savings Bank of Kazakhstan JSC 7.250%, 05/03/2017		275,000	280,569	0.39
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021		200,000	205,524	0.29
Kazkommertsbank JSC 7.500%, 11/29/2016		770,000	750,904	1.04
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	1,355,000	1,501,117	2.08
Kazkommertsbank JSC 8.500%, 05/11/2018		1,205,000	1,120,891	1.55
Zhaikmunai LLP 6.375%, 02/14/2019		1,300,000	1,070,940	1.48
Zhaikmunai LLP 7.125%, 11/13/2019		1,180,000	982,586	1.36
			5,912,531	8.19
Mexico (Cost $3,168,212)
CEMEX Espana S.A. 9.875%, 04/30/2019		360,000	378,450	0.53
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		920,000	969,450	1.34
Cemex S.A.B. de C.V. 7.250%, 01/15/2021		1,565,000	1,670,638	2.31
Petroleos Mexicanos 5.500%, 02/04/2019		266,000	278,103	0.39
			3,296,641	4.57
Nigeria (Cost $664,652)
GTB Finance B.V. 6.000%, 11/08/2018		700,000	659,820	0.91
			659,820	0.91
Russian Federation (Cost $9,224,966)
Alfa Bank AO Via Alfa Bond Issuance PLC 7.875%, 09/25/2017		375,000	396,698	0.55
Alfa Bank AO Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		620,000	655,650	0.91
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		650,000	669,963	0.93
Credit Bank of Moscow Via CBOM Finance PLC 8.700%, 11/13/2018		1,720,000	1,691,964	2.35
GTH Finance B.V. 6.250%, 04/26/2020(2)(3)		1,100,000	1,098,625	1.52
Lukoil International Finance B.V. 6.125%, 11/09/2020		200,000	213,810	0.30
Metalloinvest Finance Ltd. 5.625%, 04/17/2020		200,000	202,426	0.28
SCF Capital Ltd. 5.375%, 10/27/2017		200,000	203,250	0.28
Sistema JSFC via Sistema International Funding S.A. 6.950%, 05/17/2019		845,000	889,700	1.23

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

				% of Net
	Currency(1)	Par	Value	Assets
Russian Federation - (continued)
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		1,280,000	$1,280,000	1.77
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		300,000	326,960	0.45
VimpelCom Holdings B.V. 5.200%, 02/13/2019		1,100,000	1,116,896	1.55
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		274,000	280,499	0.39
Vnesheconombank Via VEB Finance PLC 4.224%, 11/21/2018		400,000	399,500	0.55
			9,425,941	13.06
South Africa (Cost $2,242,701)
Eskom Holdings SOC Ltd. 5.750%, 01/26/2021		2,220,000	2,092,261	2.90
Sappi Papier Holding GmbH 7.750%, 07/15/2017		200,000	209,500	0.29
			2,301,761	3.19
Ukraine (Cost $447,165)
Metinvest B.V., FRN 10.500%, 11/28/2017		154,267	94,134	0.13
MHP S.A. 8.250%, 04/02/2020		400,000	358,000	0.50
			452,134	0.63
United Arab Emirates (Cost $1,608,123)
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	200,000	295,819	0.41
Topaz Marine S.A. 8.625%, 11/01/2018		1,440,000	1,361,088	1.89
			1,656,907	2.30
Venezuela (Cost $6,947,576)
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		2,525,000	2,222,000	3.08
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		7,910,000	4,627,350	6.41
			6,849,350	9.49
Vietnam (Cost $914,810)
Vingroup JSC 11.625%, 05/07/2018		850,000	922,250	1.28
			922,250	1.28
Total Debt Securities (Cost $66,891,349)			68,481,391	94.87

Bank Loans

United Arab Emirates (Cost $1,883,380)
DP World Ltd. 09/30/2022(4)		2,196,477	1,669,323	2.31

Total Bank Loans (Cost $1,883,380)			1,669,323	2.31

Total Investments (Total Cost $68,774,729)			70,150,714	97.18

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			2,039,080	2.82

Net Assets			$72,189,794	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

(3)	Restricted security that has been deemed illiquid. At April 30, 2016, the value of these restricted illiquid securities amounted to $1,725,625 or 2.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
GTH Finance B.V., 6.250%, 04/26/2020	04/20/2016	$1,100,000
YPF S.A., 8.500%, 03/23/2021	03/18/2016-03/24/2016	600,000

(4)	When Issued Security.

Percentages shown are based on net assets.

At April 30, 2016, the Ashmore Emerging Markets Short Duration Fund had outstanding forward foreign currency exchange contracts as follows:

			Currency		Currency
			Buy		Sell
			Amount		Amount
Settlement		Currency	(Local	Currency	(Local	Unrealized
Date	Counterparty	Buy	Currency)	Sell	Currency)	Gain/(Loss)
05/20/2016	Morgan Stanley	United States Dollar	304,286	British Pound	213,332	$ (7,439)
05/20/2016	HSBC Bank	United States Dollar	1,559,236	Euro	1,365,866	(5,678)

Total						$(13,117)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$ —	$52,473,957	$—	$52,473,957
Government Agencies	—	9,341,111	—	9,341,111
Government Bonds	—	6,666,323	—	6,666,323

Total Debt Securities	—	68,481,391	—	68,481,391
Bank Loans	—	—	1,669,323	1,669,323

Total Investments	$ —	$68,481,391	$1,669,323	$70,150,714

Other Financial Instruments
Liabilities:
Forward Foreign Currency Exchange Contracts	$ —	$(13,117)	$—	$(13,117)

Total Other Financial Instruments	$ —	$(13,117)	$—	$(13,117)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2016 the Fund had a transfer into Level 3 as disclosed below.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending April 30, 2016:

									Change in
									Unrealized
									Appreciation
					Change in				(Depreciation)
	Beginning			Realized	Unrealized	Transfer	Transfer	Ending	from Investments
Category and	Balance			Gains	Appreciation	into	out of	Balance	still held
Subcategory	at 10/31/2015	Purchases	Sales	(Losses)	(Depreciation)	Level 3	Level 3	at 04/30/2016	at 04/30/2016
Investments, at value Bank Loans	$—	$—	$—	$—	$—	$1,669,323	$—	$1,669,323	$(65,914)

Total	$—	$—	$—	$—	$—	$1,669,323	$—	$1,669,323	$(65,914)

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2016.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at	Valuation	Unobservable
	04/30/2016	Technique	Input
Bank Loans	$1,669,323	Broker quote	Inputs to broker model

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2016:

Derivatives Not Accounted
for as Hedging Instruments
Foreign Exchange
Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(13,117)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2016:

Derivatives Not Accounted for as
Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 2,884

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (13,117)

*   See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

At April 30, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$68,777,103

Gross tax appreciation of investments	2,016,544
Gross tax depreciation of investments	(642,933)

Net tax appreciation of investments	$1,373,611

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2016 (Unaudited)

				% of Net
	Currency(1)	Shares	Value	Assets
Investment Companies

Ashmore Emerging Markets Frontier Equity Fund(2)		192,342	$1,656,063	32.69
Ashmore Emerging Markets Small-Cap Equity Fund(2)		165,597	1,655,969	32.68
Ashmore Emerging Markets Value Fund(2)		230,697	1,670,245	32.97
Total Investment Companies (Cost $5,024,061)			4,982,277	98.34

Total Investments (Total Cost $5,024,061)			4,982,277	98.34

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			84,283	1.66

Net Assets			$5,066,560	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Investment in affiliated fund.

Percentages shown are based on net assets.

At April 30, 2016, the Fund’s percentages of ownership of other funds were as follows:

Ashmore Mutual Fund	Percentage
Emerging Markets Frontier Equity Fund	3.4%
Emerging Markets Small-Cap Fund	5.4%
Emerging Markets Value Fund	19.3%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Opportunities Fund’s investments, which are carried at fair value, as of April 30, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Investment Companies	$ —	$4,982,277	$ —	$4,982,277

Total Investments	$ —	$4,982,277	$ —	$4,982,277

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. From the Fund’s commencement of operation on November 23, 2015 through April 30, 2016, there were no transfers between Level 1, Level 2 and Level 3 classifications.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

At April 30, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$5,024,061

Gross tax appreciation of investments	36,911
Gross tax depreciation of investments	(78,695)

Net tax depreciation of investments	$(41,784)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2016 (Unaudited)

				% of Net
	Currency(1)	Shares	Value	Assets
Common Stock

Argentina (Cost $192,929)
Grupo Financiero Galicia S.A. ADR		2,580	$73,452	0.85
YPF S.A. ADR		7,351	148,123	1.71
			221,575	2.56
Brazil (Cost $334,841)
Cosan Ltd., Class A		46,900	252,322	2.92
			252,322	2.92
China (Cost $2,554,745)
Alibaba Group Holding Ltd. ADR		2,219	170,730	1.97
Baidu, Inc. ADR		930	180,699	2.09
China Minsheng Banking Corp. Ltd., Class H	HKD	275,200	258,293	2.99
China Pacific Insurance Group Co. Ltd., Class H	HKD	23,800	83,514	0.97
China Taiping Insurance Holdings Co. Ltd.	HKD	30,200	61,537	0.71
CITIC Securities Co. Ltd., Class H	HKD	57,500	125,495	1.45
CNOOC Ltd.	HKD	158,000	195,863	2.27
Far East Horizon Ltd.	HKD	108,000	85,099	0.98
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	HKD	22,000	46,605	0.54
Haitong Securities Co. Ltd., Class H	HKD	50,000	82,565	0.96
Huadian Fuxin Energy Corp. Ltd., Class H	HKD	234,000	51,016	0.59
Ju Teng International Holdings Ltd.	HKD	438,500	196,235	2.27
Longfor Properties Co. Ltd.	HKD	63,000	88,180	1.02
Luye Pharma Group Ltd.	HKD	88,500	61,225	0.71
NetEase, Inc. ADR		531	74,712	0.86
Ping An Insurance Group Co. of China Ltd., Class H	HKD	49,000	228,107	2.64
Shimao Property Holdings Ltd.	HKD	75,000	103,535	1.20
Sunac China Holdings Ltd.	HKD	148,000	94,486	1.09
Technovator International Ltd.	HKD	50,000	25,280	0.29
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	HKD	44,600	73,183	0.85
			2,286,359	26.45
Czech Republic (Cost $42,925)
Erste Group Bank A.G.	EUR	1,436	41,432	0.48
			41,432	0.48
India (Cost $116,141)
Reliance Industries Ltd. GDR(2)(3)		3,983	118,027	1.36
			118,027	1.36
Indonesia (Cost $144,849)
Lippo Karawaci Tbk PT	IDR	985,600	75,746	0.88
Matahari Department Store Tbk PT	IDR	59,500	85,530	0.99
			161,276	1.87
Mexico (Cost $683,874)
Cemex S.A.B. de C.V. ADR (Participation Certificate)		42,084	313,523	3.62
Grupo Mexico S.A.B. de C.V., Series B	MXN	59,726	151,913	1.76
Ternium S.A. ADR		9,232	188,425	2.18
			653,861	7.56
Peru (Cost $116,815)
Credicorp Ltd.		1,300	189,046	2.19
			189,046	2.19
Russian Federation (Cost $463,601)
Aeroflot - Russian Airlines PJSC		143,340	171,461	1.99
Gazprom PAO ADR		29,263	152,164	1.76
Moscow Exchange MICEX-RTS PJSC	RUB	76,360	120,414	1.39

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Russian Federation - (continued)
Sberbank of Russia PJSC	RUB	77,530	$148,603	1.72
			592,642	6.86
South Africa (Cost $185,621)
Sasol Ltd. ADR		5,882	192,871	2.23
			192,871	2.23
South Korea (Cost $1,127,635)
Hana Financial Group, Inc.	KRW	8,242	183,961	2.13
Hyundai Mipo Dockyard Co. Ltd.	KRW	1,630	104,255	1.21
Hyundai Motor Co.	KRW	656	82,440	0.95
Lotte Chemical Corp.	KRW	320	81,824	0.95
POSCO	KRW	1,243	260,663	3.01
Silicon Works Co. Ltd.	KRW	4,247	118,599	1.37
SK Hynix, Inc.	KRW	10,382	254,809	2.95
			1,086,551	12.57
Taiwan (Cost $828,555)
AU Optronics Corp.	TWD	658,000	191,021	2.21
Casetek Holdings Ltd.	TWD	37,000	165,705	1.92
Chipbond Technology Corp.	TWD	75,000	99,620	1.15
Egis Technology, Inc.	TWD	17,434	74,694	0.86
Largan Precision Co. Ltd.	TWD	3,000	209,602	2.43
Phison Electronics Corp.	TWD	13,000	108,254	1.25
			848,896	9.82
Thailand (Cost $76,323)
Kasikornbank PCL NVDR	THB	15,900	75,324	0.87
			75,324	0.87
Turkey (Cost $113,570)
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	TRY	43,095	46,367	0.54
Yapi ve Kredi Bankasi A.S.	TRY	60,548	92,629	1.07
			138,996	1.61
United Arab Emirates (Cost $138,640)
Emaar Properties PJSC	AED	100,370	184,602	2.14
			184,602	2.14
Total Common Stock (Cost $7,121,064)			7,043,780	81.49

Preferred Stock

Brazil (Cost $838,634)
Bradespar S.A.	BRL	39,200	96,540	1.12
Braskem S.A. ADR		12,762	181,858	2.10
Itau Unibanco Holding S.A. ADR		32,800	312,584	3.62
Suzano Papel e Celulose S.A., Class A	BRL	67,400	257,313	2.98
			848,295	9.82
Colombia (Cost $106,822)
Avianca Holdings S.A. ADR		10,003	58,117	0.67
			58,117	0.67
Total Preferred Stock (Cost $945,456)			906,412	10.49

Equity-Linked Securities

India (Cost $529,747)
Adani Ports and Special Economic Zone Ltd., Issued by JP Morgan Structured Products B.V.		42,395	151,746	1.75

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
India - (continued)
Axis Bank Ltd., Issued by Merrill Lynch International & Co.		21,410	$151,766	1.76
Bharat Petroleum Corp. Ltd., Issued by JP Morgan Structured Products B.V.		6,980	103,063	1.19
Shriram Transport Finance Co. Ltd., Issued by JP Morgan Structured Products B.V.		5,003	70,943	0.82
Tech Mahindra Ltd., Issued by JP Morgan Structured Products B.V.		13,616	99,476	1.15
			576,994	6.67
Total Equity-Linked Securities (Cost $529,747)			576,994	6.67

Total Investments (Total Cost $8,596,267)			8,527,186	98.65

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			116,513	1.35

Net Assets			$8,643,699	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)	Restricted security that has been deemed illiquid. At April 30, 2016, the value of this restricted illiquid security amounted to $118,027 or 1.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Reliance Industries Ltd. GDR	08/03/2015	$116,141

Percentages shown are based on net assets.

At April 30, 2016, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	1.9%
Energy	13.5
Financials	34.5
Health Care	1.2
Industrials	6.5
Information Technology	22.8
Materials	17.7
Utilities	0.6
Total Investments	98.7
Other Assets Less Liabilities	1.3
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments, as of April 30, 2016.

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$221,575	$—	$ —	$221,575
Brazil	252,322	—	—	252,322
China	426,141	1,860,218	—	2,286,359
Czech Republic	—	41,432	—	41,432
India	—	118,027	—	118,027
Indonesia	—	161,276	—	161,276
Mexico	653,861	—	—	653,861
Peru	189,046	—	—	189,046
Russian Federation	171,461	421,181	—	592,642
South Africa	192,871	—	—	192,871
South Korea	—	1,086,551	—	1,086,551
Taiwan	—	848,896	—	848,896
Thailand	—	75,324	—	75,324
Turkey	—	138,996	—	138,996
United Arab Emirates	—	184,602	—	184,602

Total Common Stock	2,107,277	4,936,503	—	7,043,780
Preferred Stock
Brazil	848,295	—	—	848,295
Colombia	58,117	—	—	58,117

Total Preferred Stock	906,412	—	—	906,412
Equity-Linked Securities
India	—	576,994	—	576,994

Total Investments	$3,013,689	$5,513,497	$ —	$8,527,186

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2016, the Fund had transfers as disclosed below:

Transfers from Level 1 to Level 2

Country	Value	Reason

Common Stocks
China	$1,447,382	Fair value factor was applicable in the current period.
Czech Republic	41,432	Fair value factor was applicable in the current period.
India	118,027	Fair value factor was applicable in the current period.
Indonesia	85,530	Fair value factor was applicable in the current period.
South Korea	679,736	Fair value factor was applicable in the current period.
Taiwan	373,579	Fair value factor was applicable in the current period.
Thailand	75,324	Fair value factor was applicable in the current period.
Turkey	92,629	Fair value factor was applicable in the current period.

Total	$2,913,639

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

At April 30, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$8,739,759
Gross tax appreciation of investments	575,435
Gross tax depreciation of investments	(788,008)
Net tax depreciation of investments	$(212,573)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2016 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $763,019)
IRSA Inversiones y Representaciones S.A. ADR		22,923	$339,948	1.12
Pampa Energia S.A. ADR		19,002	388,781	1.29
			728,729	2.41
Brazil (Cost $2,475,573)
Adecoagro S.A.		84,153	897,071	2.96
Cosan S.A. Industria e Comercio	BRL	58,400	540,657	1.79
SLC Agricola S.A.	BRL	93,600	422,381	1.40
Tereos Internacional S.A.	BRL	4,300	72,078	0.24
Tupy S.A.	BRL	73,300	290,920	0.96
			2,223,107	7.35
Chile (Cost $1,254,998)
Cia Sud Americana de Vapores S.A.	CLP	9,299,655	195,797	0.64
Vina Concha y Toro S.A.	CLP	430,259	722,487	2.39
			918,284	3.03
China (Cost $7,687,578)
Boer Power Holdings Ltd.	HKD	559,000	313,103	1.03
China Lesso Group Holdings Ltd.	HKD	544,000	298,811	0.99
China Machinery Engineering Corp., Class H	HKD	691,000	468,016	1.55
Far East Horizon Ltd.	HKD	612,000	482,231	1.59
Greatview Aseptic Packaging Co. Ltd.	HKD	562,000	284,533	0.94
Huadian Fuxin Energy Corp. Ltd., Class H	HKD	798,000	173,976	0.58
Ju Teng International Holdings Ltd.	HKD	1,863,000	833,721	2.76
Kingsoft Corp. Ltd.	HKD	191,000	438,779	1.45
Minth Group Ltd.	HKD	188,000	491,022	1.62
Noah Holdings Ltd. ADR		12,000	294,960	0.98
Shenzhen Investment Ltd.	HKD	1,158,000	466,887	1.54
Sinovac Biotech Ltd.		29	183	—
Sunac China Holdings Ltd.	HKD	1,381,000	881,661	2.91
Tarena International, Inc. ADR		27,962	309,819	1.02
Technovator International Ltd.	HKD	306,000	154,713	0.51
Xinchen China Power Holdings Ltd.	HKD	981,000	152,348	0.50
			6,044,763	19.97
Colombia (Cost $361,808)
Gran Tierra Energy, Inc.		148,100	438,376	1.45
			438,376	1.45
Indonesia (Cost $206,819)
Berlian Laju Tanker Tbk PT	IDR	4,428,000	16,452	0.06
Mitra Adiperkasa Tbk PT	IDR	469,300	149,250	0.49
			165,702	0.55
Mexico (Cost $2,337,286)
Credito Real S.A.B. de C.V. SOFOM E.R.	MXN	375,372	827,995	2.74
Grupo Aeromexico S.A.B. de C.V.	MXN	106,600	243,131	0.80
Grupo Famsa S.A.B. de C.V., Series A	MXN	136,382	103,210	0.34
Grupo Lamosa S.A.B. de C.V.	MXN	99,485	210,481	0.70
Grupo Simec S.A.B. de C.V., Series B	MXN	182,662	609,417	2.01
Vitro S.A.B. de C.V., Series A	MXN	143,058	494,248	1.63
			2,488,482	8.22
Pakistan (Cost $390,363)
D.G. Khan Cement Co. Ltd.	PKR	266,600	444,230	1.47
			444,230	1.47

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Philippines (Cost $284,243)
Century Properties Group, Inc.	PHP	10,027,001	$117,552	0.39
			117,552	0.39
Poland (Cost $258,855)
Kernel Holding S.A.	PLN	20,372	274,726	0.91
			274,726	0.91
Russian Federation (Cost $1,343,247)
Aeroflot - Russian Airlines PJSC	RUB	199,560	239,065	0.79
Aeroflot - Russian Airlines PJSC (Moscow Exchange)		449,700	537,925	1.78
LSR Group PJSC GDR (Registered)		279,939	630,589	2.08
			1,407,579	4.65
South Africa (Cost $175,887)
JSE Ltd.	ZAR	15,104	175,069	0.58
			175,069	0.58
South Korea (Cost $3,112,720)
AfreecaTV Co. Ltd.	KRW	5,542	140,540	0.46
Com2uSCorp	KRW	4,132	468,054	1.55
Cosmax, Inc.	KRW	3,960	486,352	1.61
DuzonBizon Co. Ltd.	KRW	11,729	255,924	0.84
Hyundai Mipo Dockyard Co. Ltd.	KRW	8,821	564,189	1.86
Interpark Corp.	KRW	17,139	292,773	0.97
LIG Nex1 Co. Ltd.	KRW	3,625	283,463	0.94
Modetour Network, Inc.	KRW	14,611	371,511	1.23
Viatron Technologies, Inc.	KRW	13,404	336,258	1.11
			3,199,064	10.57
Taiwan (Cost $5,147,011)
AcBel Polytech, Inc.	TWD	582,000	427,337	1.41
Altek Corp.	TWD	145,900	108,998	0.36
AU Optronics Corp.	TWD	3,001,000	871,205	2.88
Capital Securities Corp.	TWD	135,000	35,558	0.12
Casetek Holdings Ltd.	TWD	100,000	447,851	1.48
Chipbond Technology Corp.	TWD	238,000	316,126	1.05
Egis Technology, Inc.	TWD	206,244	883,629	2.92
Fulgent Sun International Holding Co. Ltd.	TWD	376,000	721,372	2.38
MPI Corp.	TWD	237,000	512,108	1.69
On-Bright Electronics, Inc.	TWD	85,000	447,461	1.48
			4,771,645	15.77
Thailand (Cost $879,647)
Amata Corp. PCL (Registered)	THB	1,061,700	361,702	1.19
Supalai PCL (Registered)	THB	887,200	520,687	1.72
			882,389	2.91
Turkey (Cost $1,075,260)
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D	TRY	1,014,755	536,604	1.78
Tekfen Holding A.S.	TRY	303,400	648,505	2.14
			1,185,109	3.92
Total Common Stock (Cost $27,754,314)			25,464,806	84.15

Preferred Stock

Brazil (Cost $1,266,028)
Banco ABC Brasil S.A.	BRL	132,893	457,885	1.51
Bradespar S.A.	BRL	138,500	341,091	1.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Brazil - (continued)
Suzano Papel e Celulose S.A., Class A	BRL	126,000	$481,029	1.59
			1,280,005	4.23
Colombia (Cost $1,016,397)
Avianca Holdings S.A. ADR		91,980	534,404	1.77
			534,404	1.77
Total Preferred Stock (Cost $2,282,425)			1,814,409	6.00

Equity-Linked Securities

India (Cost $2,346,908)
Arvind Ltd., Issued by JP Morgan Structured Products		140,887	586,986	1.94
Balrampur Chini Mills Ltd., Issued by Merrill Lynch International & Co.		453,904	729,867	2.41
Gujarat Pipavav Port Ltd., Issued by Merrill Lynch International & Co.		185,397	475,221	1.57
MT Educare Ltd., Issued by Merrill Lynch International & Co.		137,117	348,613	1.15
Persistent Systems Ltd., Issued by JP Morgan Structured Products		12,843	143,323	0.48
Union Bank of India, Issued by JP Morgan Structured Products		200,001	381,847	1.26
			2,665,857	8.81
Total Equity-Linked Securities (Cost $2,346,908)			2,665,857	8.81

Total Investments (Total Cost $32,383,647)			29,945,072	98.96

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			314,791	1.04

Net Assets			$30,259,863	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

At April 30, 2016, the Ashmore Emerging Markets Small-Cap Equity Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/04/2016	Brown Brothers Harriman	South African Rand	641,537	United States Dollar	44,228	$799
05/05/2016	Brown Brothers Harriman	South African Rand	641,213	United States Dollar	44,466	528
05/06/2016	Brown Brothers Harriman	South African Rand	416,040	United States Dollar	29,175	12
05/09/2016	Brown Brothers Harriman	South African Rand	825,081	United States Dollar	57,854	(9)

Total						$1,330

At April 30, 2016, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	13.0%
Consumer Staples	11.9
Energy	3.2
Financials	19.8
Industrials	18.0
Information Technology	20.7
Materials	10.5
Utilities	1.9
Total Investments	99.0
Other Assets Less Liabilities	1.0
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$728,729	$—	$—	$728,729
Brazil	2,223,107	—	—	2,223,107
Chile	918,284	—	—	918,284
China	604,963	5,439,800	—	6,044,763
Colombia	438,376	—	—	438,376
Indonesia	—	149,250	16,452	165,702
Mexico	2,488,482	—	—	2,488,482
Pakistan	—	444,230	—	444,230
Philippines	—	117,552	—	117,552
Poland	—	274,726	—	274,726
Russian Federation	859,441	548,138	—	1,407,579
South Africa	—	175,069	—	175,069
South Korea	—	3,199,064	—	3,199,064
Taiwan	—	4,771,645	—	4,771,645
Thailand	—	882,389	—	882,389
Turkey	—	1,185,109	—	1,185,109

Total Common Stock	8,261,382	17,186,972	16,452	25,464,806
Preferred Stock
Brazil	1,280,005	—	—	1,280,005
Colombia	534,404	—	—	534,404

Total Preferred Stock	1,814,409	—	—	1,814,409
Equity-Linked Securities
India	—	2,665,857	—	2,665,857
Total Investments	$10,075,791	$19,852,829	$16,452	$29,945,072

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange
Contracts	$—	$1,339	$—	$1,339
Liabilities:
Forward Foreign Currency Exchange
Contracts	—	(9)	—	(9)
Total Other Financial Instruments	$—	$1,330	$—	$1,330

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2016, the Fund had transfers as disclosed below:

Transfers from Level 1 to Level 2

Country	Value	Reason
Common Stocks
China	$ 4,225,466	Fair value factor was applicable in the current period.
Indonesia	149,250	Fair value factor was applicable in the current period.
Pakistan	444,230	Fair value factor was applicable in the current period.
Philippines	117,552	Fair value factor was applicable in the current period.
Poland	274,726	Fair value factor was applicable in the current period.
Russian Federation	548,138	Fair value factor was applicable in the current period.
South Korea	1,132,337	Fair value factor was applicable in the current period.
Taiwan	2,589,474	Fair value factor was applicable in the current period.
Turkey	1,185,109	Fair value factor was applicable in the current period.
Total	$10,666,282

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2015	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2016	Change in Unrealized Appreciation (Depreciation) from Investments still held at 04/30/2016
Investments, at value
Common Stock	$15,852	$ —	$ —	$ —	$600	$ —	$ —	$16,452	$600
Total	$15,852	$ —	$ —	$ —	$600	$ —	$ —	$16,452	$600

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2016.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 04/30/2016	Valuation Technique	Unobservable Input	Actual
Common Stock	$16,452	Discount from last traded price	Discount Percentage	75%

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. The increase in discount percentage reduced the value of the security.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2016:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Unrealized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Unrealized Gain on Forward Foreign Currency Exchange Contracts	$ 1,330

* See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$32,688,048
Gross tax appreciation of investments	1,989,570
Gross tax depreciation of investments	(4,732,546)
Net tax depreciation of investments	$(2,742,976)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2016 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $5,568,954)
Banco Macro S.A. ADR		25,232	$1,580,280	3.21
BBVA Banco Frances S.A. ADR		47,149	994,844	2.02
Grupo Financiero Galicia S.A. ADR		55,739	1,586,889	3.23
Pampa Energia S.A. ADR		48,359	989,425	2.01
YPF S.A. ADR		69,949	1,409,473	2.87
			6,560,911	13.34
Bangladesh (Cost $851,299)
Islami Bank Bangladesh Ltd.	BDT	2,777,274	784,504	1.59
			784,504	1.59
Colombia (Cost $428,299)
Gran Tierra Energy, Inc.		172,200	509,712	1.04
			509,712	1.04
Egypt (Cost $3,094,292)
Commercial International Bank Egypt S.A.E. GDR (Registered)		299,508	1,117,581	2.27
Eastern Tobacco	EGP	54,389	1,101,812	2.24
Integrated Diagnostics Holdings PLC(2)		152,620	711,529	1.45
			2,930,922	5.96
Indonesia (Cost $785,085)
Pakuwon Jati Tbk PT	IDR	26,845,400	1,065,586	2.17
			1,065,586	2.17
Kazakhstan (Cost $2,942,336)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		428,620	1,543,084	3.14
			1,543,084	3.14
Kenya (Cost $850,554)
KCB Group Ltd.	KES	2,016,500	827,442	1.68
			827,442	1.68
Kuwait (Cost $6,470,186)
Agility Public Warehousing Co. K.S.C.	KWD	212,835	357,882	0.73
Kuwait Food Co. Americana S.A.K.	KWD	125,849	1,014,077	2.06
Mabanee Co. S.A.K.	KWD	404,492	1,154,079	2.35
Mobile Telecommunications Co. K.S.C.	KWD	697,615	808,533	1.64
National Bank of Kuwait S.A.K.P.	KWD	1,033,902	2,300,711	4.68
National Gulf Holding(3)	KWD	167,379	—	—
			5,635,282	11.46
Nigeria (Cost $1,104,966)
Zenith Bank PLC	NGN	16,416,512	651,523	1.32
			651,523	1.32
Oman (Cost $1,212,585)
Bank Muscat S.A.O.G.	OMR	1,176,854	1,245,793	2.53
			1,245,793	2.53
Pakistan (Cost $9,071,524)
Bank Al Habib Ltd.	PKR	1,000,500	400,112	0.81
D.G. Khan Cement Co. Ltd.	PKR	1,029,400	1,715,267	3.49
Engro Corp. Ltd.	PKR	433,100	1,292,130	2.63
Hub Power (The) Co. Ltd.	PKR	1,041,500	1,079,438	2.20
K-Electric Ltd.	PKR	14,402,500	989,398	2.01
Maple Leaf Cement Factory Ltd.	PKR	594,000	542,340	1.10
Oil & Gas Development Co. Ltd.	PKR	728,800	907,882	1.85
Pakistan Oilfields Ltd.	PKR	515,400	1,565,961	3.18

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Pakistan - (continued)
United Bank Ltd.	PKR	831,300	$1,299,966	2.64
			9,792,494	19.91
Peru (Cost $1,087,694)
Credicorp Ltd.		10,200	1,483,284	3.01
			1,483,284	3.01
Philippines (Cost $964,978)
Cosco Capital, Inc.	PHP	5,864,100	991,613	2.02
			991,613	2.02
Poland (Cost $1,324,868)
Kernel Holding S.A.	PLN	105,315	1,420,222	2.89
			1,420,222	2.89
Sri Lanka (Cost $2,385,157)
John Keells Holdings PLC	LKR	1,033,333	1,096,143	2.23
Sampath Bank PLC	LKR	499,471	795,279	1.61
			1,891,422	3.84
United Arab Emirates (Cost $7,002,264)
Agthia Group PJSC	AED	475,199	1,006,163	2.05
Dubai Islamic Bank PJSC	AED	607,452	965,492	1.96
Emaar Properties PJSC	AED	1,142,005	2,100,396	4.27
Emirates NBD PJSC	AED	863,739	1,937,151	3.94
NMC Health PLC	GBP	86,092	1,319,048	2.68
			7,328,250	14.90
Vietnam (Cost $2,235,486)
Military Commercial Joint Stock Bank	VND	1,784,530	1,208,728	2.46
Petrovietnam Fertilizer & Chemicals JSC	VND	690,780	913,398	1.85
			2,122,126	4.31
Total Common Stock (Cost $47,380,527)			46,784,170	95.11

Preferred Stock

Colombia (Cost $1,078,146)
Banco Davivienda S.A.	COP	127,714	1,203,305	2.45
			1,203,305	2.45

Total Preferred Stock (Cost $1,078,146)			1,203,305	2.45

Total Investments (Total Cost $48,458,673)			47,987,475	97.56

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,202,329	2.44

Net Assets			$49,189,804	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

At April 30, 2016, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	2.1%
Consumer Staples	9.2
Energy	8.9
Financials	53.4
Health Care	4.1
Industrials	3.0
Materials	9.1
Telecommunication Services	1.6
Utilities	6.2
Total Investments	97.6
Other Assets Less Liabilities	2.4
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments, which are carried at fair value, as of April 30, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$6,560,911	$—	$ —	$6,560,911
Bangladesh	—	784,504	—	784,504
Colombia	509,712	—	—	509,712
Egypt	1,101,812	1,829,110	—	2,930,922
Indonesia	—	1,065,586	—	1,065,586
Kazakhstan	—	1,543,084	—	1,543,084
Kenya	—	827,442	—	827,442
Kuwait	—	5,635,282	—	5,635,282
Nigeria	—	651,523	—	651,523
Oman	—	1,245,793	—	1,245,793
Pakistan	—	9,792,494	—	9,792,494
Peru	1,483,284	—	—	1,483,284
Philippines	—	991,613	—	991,613
Poland	—	1,420,222	—	1,420,222
Sri Lanka	—	1,891,422	—	1,891,422
United Arab Emirates	—	7,328,250	—	7,328,250
Vietnam	—	2,122,126	—	2,122,126

Total Common Stock	9,655,719	37,128,451	—	46,784,170
Preferred Stock
Colombia	1,203,305	—	—	1,203,305

Total Preferred Stock	1,203,305	—	—	1,203,305
Total Investments	$10,859,024	$37,128,451	$ —	$47,987,475

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2016, the Fund had transfers as disclosed below:

Transfers from Level 1 to Level 2

Country	Value	Reason
Common Stocks
Bangladesh	$ 784,504	Fair value factor was applicable in the current period.
Indonesia	1,065,586	Fair value factor was applicable in the current period.
Kazakhstan	1,543,084	Fair value factor was applicable in the current period.
Kenya	827,442	Fair value factor was applicable in the current period.
Kuwait	5,635,282	Fair value factor was applicable in the current period.
Pakistan	6,018,685	Fair value factor was applicable in the current period.
Philippines	991,613	Fair value factor was applicable in the current period.
Poland	1,420,222	Fair value factor was applicable in the current period.
Sri Lanka	1,891,422	Fair value factor was applicable in the current period.
United Arab Emirates	2,902,643	Fair value factor was applicable in the current period.
Vietnam	913,398	Fair value factor was applicable in the current period.
Total	$23,993,881

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2016:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (168)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2016:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (3,871)

* See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$48,597,341
Gross tax appreciation of investments	3,781,683
Gross tax depreciation of investments	(4,391,549)
Net tax depreciation of investments	$(609,866)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2016 (Unaudited)

1. Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes nine funds as of April 30, 2016, each with its own investment objective. The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Value Fund, Ashmore Emerging Markets Small-Cap Fund, and Ashmore Emerging Markets Frontier Equity Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds’ financial statements are presented herein. Effective November 8, 2015, the Ashmore Emerging Markets Debt Fund changed its name to the Ashmore Emerging Markets Hard Currency Debt Fund and made certain related changes to its principle investment strategies. On November 23, 2015, the Trust launched the Ashmore Emerging Markets Equity Opportunities Fund by offering Class A, Class C and Institutional Class shares of the Fund. Effective February 29, 2016, the Ashmore Emerging Markets Equity Fund changed its name to the Ashmore Emerging Markets Value Fund.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). The Investment Manager has retained Ashmore Equities Investment Management (US) LLC (“AEIM” or the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Value Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund. The Subadviser is responsible for managing the investment of the assets of Ashmore Emerging Markets Value Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund, subject to the general oversight and supervision of the Investment Manager and the Board of Trustees of the Trust (the “Board”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust being (i) a Non-EEA AIF (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

2. Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues generated and expenses incurred

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Fund may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Investments initially valued in currencies other than the United States dollar are converted to the United States dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager and the Subadviser, as applicable. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager and the Sub-Adviser, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager and the Sub-Adviser, as applicable, may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method.

Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available.
Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

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As of April 30, 2016 (Unaudited)

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. In addition to the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At April 30, 2016, all inflation-indexed bonds were shown on the Statement of Investments with their original par and stated coupon rate.

3. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets

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As of April 30, 2016 (Unaudited)

that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities. Derivative risk exposures are discussed in note 10.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in U.S. securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many Emerging-Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index

4. Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

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As of April 30, 2016 (Unaudited)

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in public open-end investment funds are categorized as Level 2.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is not available.

5. Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of April 30, 2016, the Funds did not hold any reverse repurchase agreements.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

6. Capital share transactions

Transactions in Class A shares for the period ended April 30, 2016, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets

Ashmore Emerging Markets Total Return Fund	238,200	$1,754,888	7,145	$51,664	(244,798)	$(1,734,655)	547	$71,897

Ashmore Emerging Markets Hard Currency Debt Fund	13,532	110,371	64	526	(46)	(364)	13,550	110,533

Ashmore Emerging Markets Local Currency Bond Fund	760	5,202	93	603	(171)	(1,200)	682	4,605

Ashmore Emerging Markets Corporate Debt Fund	400,283	2,905,748	18,665	133,801	(255,016)	(1,882,778)	163,932	1,156,771

Ashmore Emerging Markets Short Duration Fund	3,879	34,800	1,032	9,556	(13,223)	(123,722)	(8,312)	(79,366)

Ashmore Emerging Markets Equity Opportunities Fund	1,000	10,000	6	61	-	-	1,006	10,061

Ashmore Emerging Markets Small-Cap Equity Fund	30,844	224,584	444	3,483	(6,245)	(49,997)	25,043	178,070

Ashmore Emerging Markets Frontier Equity Fund	2,665	19,760	55	406	-	-	2,720	20,166

Transactions in Class C shares for the period ended April 30, 2016, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	35,163	$253,780	1,551	$11,155	(26,471)	$(187,011)	10,243	$77,924

Ashmore Emerging Markets Hard Currency Debt Fund	6,280	51,001	6	48	(6,158)	(49,280)	128	1,769
Ashmore Emerging Markets Local Currency Bond Fund	3,587	25,001	82	532	-	-	3,669	25,533
Ashmore Emerging Markets Corporate Debt Fund	165,468	1,198,395	9,763	69,882	(91,814)	(662,748)	83,417	605,529
Ashmore Emerging Markets Equity Opportunities Fund	1,000	10,000	5	51	-	-	1,005	10,051
Ashmore Emerging Markets Small-Cap Equity Fund	5,840	44,136	520	4,330	(2,374)	(19,511)	3,986	28,955
Ashmore Emerging Markets Frontier Equity Fund	123	902	60	434	-	-	183	1,336

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Transactions in Institutional Class shares for the period ended April 30, 2016, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	7,357,592	$54,081,468	2,814,856	$20,594,764	(10,093,848)	$(74,134,568)	78,600	$541,664
Ashmore Emerging Markets Hard Currency Debt Fund	128,269	1,035,145	19,208	152,355	(13,831)	(113,273)	133,646	1,074,227
Ashmore Emerging Markets Local Currency Bond Fund	371,657	2,530,008	201,696	1,355,355	(2,191,530)	(14,822,669)	(1,618,177)	(10,937,306)
Ashmore Emerging Markets Corporate Debt Fund	10,005,385	76,818,646	313,998	2,350,688	(12,914,151)	(97,699,356)	(2,594,768)	(18,530,022)
Ashmore Emerging Markets Short Duration Fund	4,717,651	43,870,614	103,373	965,621	(203,070)	(1,879,344)	4,617,954	42,956,891
Ashmore Emerging Markets Equity Opportunities Fund	505,615	5,056,749	3,280	31,609	-	-	508,895	5,088,358
Ashmore Emerging Markets Value Fund	267,809	1,893,187	-	-	(159,210)	(1,021,696)	108,599	871,491
Ashmore Emerging Markets Small-Cap Equity Fund	1,048,058	10,067,640	44,260	440,392	(2,390,833)	(22,909,366)	(1,298,515)	(12,401,334)
Ashmore Emerging Markets Frontier Equity Fund	588,540	5,006,914	61,886	519,163	(576,929)	(4,892,413)	73,497	633,664

Transactions in Class A shares for the year ended October 31, 2015, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	281,985	$2,208,170	18,874	$151,369	(861,656)	$(6,924,708)	(560,797)	$(4,565,169)
Ashmore Emerging Markets Hard Currency Debt Fund	62	521	39	320	(4,121)	(34,577)	(4,020)	(33,736)
Ashmore Emerging Markets Local Currency Bond Fund	1,990	14,124	128	937	-	-	2,118	15,061
Ashmore Emerging Markets Corporate Debt Fund	1,051,616	8,747,215	29,583	238,304	(321,534)	(2,593,834)	759,665	6,391,685
Ashmore Emerging Markets Short Duration Fund	24,426	233,026	607	5,786	(638)	(6,111)	24,395	232,701
Ashmore Emerging Markets Value Fund	166	1,469	14	106	(103)	(881)	77	694
Ashmore Emerging Markets Small-Cap Equity Fund	17,930	165,248	1,998	16,171	(22,829)	(179,152)	(2,901)	2,267
Ashmore Emerging Markets Frontier Equity Fund	20,855	184,873	1,836	15,350	(17,907)	(150,407)	4,784	49,816

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Transactions in Class C shares for the year ended October 31, 2015, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	16,641	$135,467	2,127	$16,842	(77,084)	$(606,054)	(58,316)	$(453,745)
Ashmore Emerging Markets Hard Currency Debt Fund	-	-	7	60	—	(1)	7	59
Ashmore Emerging Markets Local Currency Bond Fund	-	-	170	1,261	(11,556)	(89,208)	(11,386)	(87,947)
Ashmore Emerging Markets Corporate Debt Fund	390,454	3,209,392	10,344	82,821	(26,558)	(217,068)	374,240	3,075,145
Ashmore Emerging Markets Value Fund	-	-	1	6	(1)	(2)	-	4
Ashmore Emerging Markets Small-Cap Equity Fund	28,802	285,355	672	5,581	(115)	(2,190)	29,359	288,746
Ashmore Emerging Markets Frontier Equity Fund	7,207	58,325	20	163	(411)	(3,344)	6,816	55,144

Transactions in Institutional Class shares for the year ended October 31, 2015, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	24,952,218	$205,202,753	5,735,829	$46,293,720	(70,866,061)	$(574,199,401)	(40,178,014)	$(322,702,928)
Ashmore Emerging Markets Hard Currency Debt Fund	3,068	24,540	34,715	283,029	(19)	(173)	37,764	307,396
Ashmore Emerging Markets Local Currency Bond Fund	3,255,802	25,527,892	360,809	2,728,864	(3,531,240)	(27,486,797)	85,371	769,959
Ashmore Emerging Markets Corporate Debt Fund	26,311,974	225,278,466	539,048	4,510,756	(36,380,738)	(313,241,806)	(9,529,716)	(83,452,584)
Ashmore Emerging Markets Short Duration Fund	629,661	6,078,581	67,772	633,585	(1,546)	(14,226)	695,887	6,697,940
Ashmore Emerging Markets Value Fund	75,640	548,204	6,119	46,574	(159,381)	(1,307,314)	(77,622)	(712,536)
Ashmore Emerging Markets Small-Cap Equity Fund	1,734,416	19,772,641	151,609	1,538,338	(1,846,463)	(19,255,004)	39,562	2,055,975
Ashmore Emerging Markets Frontier Equity Fund	5,483,826	51,905,275	75,083	701,587	(577,275)	(5,409,544)	4,981,634	47,197,318

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus, any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

7. Investment transactions

For the period ended April 30, 2016, the aggregate costs of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$224,358,825	$231,673,539
Ashmore Emerging Markets Hard Currency Debt Fund	3,023,958	1,675,196
Ashmore Emerging Markets Local Currency Bond Fund	17,026,058	28,958,018
Ashmore Emerging Markets Corporate Debt Fund	61,913,736	74,346,683
Ashmore Emerging Markets Short Duration Fund	53,811,199	13,212,755
Ashmore Emerging Markets Equity Opportunities Fund	5,024,061	-
Ashmore Emerging Markets Value Fund	6,555,224	5,803,913
Ashmore Emerging Markets Small-Cap Equity Fund	26,571,848	38,980,987
Ashmore Emerging Markets Frontier Equity Fund	23,664,809	21,339,776

8. Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules affecting the Funds. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2015	Long-Term Capital Loss Carryforward at October 31, 2015
Ashmore Emerging Markets Total Return Fund	$(15,162,978)	$ (31,128,206)
Ashmore Emerging Markets Hard Currency Debt Fund	(828,660)	(23,889)
Ashmore Emerging Markets Local Currency Bond Fund	(1,948,402)	(1,120,276)
Ashmore Emerging Markets Corporate Debt Fund	(4,597,181)	(9,106,535)
Ashmore Emerging Markets Short Duration Fund	(65,436)	-
Ashmore Emerging Markets Equity Opportunities Fund	-	-
Ashmore Emerging Markets Value Fund	(1,709,448)	(128,759)
Ashmore Emerging Markets Small-Cap Equity Fund	(1,907,257)	(811,521)
Ashmore Emerging Markets Frontier Equity Fund	(811,982)	(123,464)

The Funds in the above table may offset future capital gains with these capital loss carryforwards. For the period subsequent to December 31, 2014 through the fiscal year ended October 31, 2015, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund incurred ordinary losses, which each Fund intends to treat as being incurred in the subsequent fiscal year of $13,008,387 and $7,448,362, respectively.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial

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As of April 30, 2016 (Unaudited)

statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. The Trust has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2015, the components of distributable taxable earnings, including temporary differences, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Total Return Fund	$-	$-	$(59,752,185)	$(69,251,934)	$(129,004,119)
Ashmore Emerging Markets Hard Currency Debt Fund	-	-	(864,190)	(351,801)	(1,215,991)
Ashmore Emerging Markets Local Currency Bond Fund	-	-	(10,583,704)	(14,545,384)	(25,129,088)
Ashmore Emerging Markets Corporate Debt Fund	-	-	(14,021,150)	(42,697,908)	(56,719,058)
Ashmore Emerging Markets Short Duration Fund	-	-	(88,193)	(1,314,809)	(1,403,002)
Ashmore Emerging Markets Value Fund	-	-	(1,838,539)	(1,304,308)	(3,142,847)
Ashmore Emerging Markets Small-Cap Equity Fund	560,865	-	(2,718,778)	(5,667,115)	(7,825,028)
Ashmore Emerging Markets Frontier Equity Fund	109,785	-	(942,059)	(2,845,204)	(3,677,478)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The taxable character of distributions paid during the fiscal year ended October 31, 2015, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$-	$-	$-	$48,814,094	$48,814,094
Ashmore Emerging Markets Hard Currency Debt Fund	262,903	-	-	69,299	332,202
Ashmore Emerging Markets Local Currency Bond Fund	-	-	-	3,524,581	3,524,581
Ashmore Emerging Markets Corporate Debt Fund	23,480,648	1,986,134	-	2,469,373	27,936,155
Ashmore Emerging Markets Short Duration Fund	1,911,867	-	-	21,104	1,932,971
Ashmore Emerging Markets Value Fund	60,098	-	-	2,820	62,918
Ashmore Emerging Markets Small-Cap Equity Fund	356,890	399,095	1,247,441	-	2,003,426
Ashmore Emerging Markets Frontier Equity Fund	283,349	792,229	-	-	1,075,578

9. Distributions to shareholders

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund and Ashmore Emerging Markets Short Duration Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Value Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10. Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds may enter into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Purchased option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund, in return for a premium, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

As of April 30, 2016, the Funds did not hold options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

As of April 30, 2016, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund and the Ashmore Emerging Markets Small-Cap Equity Fund had average contract notional exposures of $2,100,207, $6,196, $514,654, $1,664,811, $299,190 and $43,931, respectively, related to forward foreign currency exchange contracts.

(c) Futures contracts

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in United States dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract.

Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

At the time the Funds enter into a futures contract, the Funds deposit and maintain as collateral initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. Such receipts or payments are determined by the rules of the futures exchange and are known as variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the Statement of Operations. Any unrealized gains or losses on open futures contracts are included in net change in unrealized appreciation/(depreciation) on futures contracts in the Statement of Operations.

As of April 30, 2016, the Funds did not hold futures contracts.

(d) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities for over the counter swaps. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

As of April 30, 2016, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund had average notional exposures of $29,938,530 and $9,223,480, respectively, related to swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2016.

(a) Exchange-Traded:

    Centrally Cleared Swaps

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
BNP Paribas	$-	$(9,200)	$(9,200)	$-	$(9,200)
HSBC Bank	21,946	-	21,946	(21,946)	-
JP Morgan	-	(1,132)	(1,132)	-	(1,132)
Morgan Stanley	-	(439)	(439)	-	(439)

Total	$21,946	$(10,771)	$11,175	$(21,946)	$(10,771)

    (b) Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts and Interest Rate Swap Contracts

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
ANZ Banking	$754,825	$-	$-	$754,825
Barclays	725,947	(130,727)	-	595,220
BNP Paribas	1,451,736	(1,019,500)	-	432,236
Citibank	374,568	(71,034)	-	303,534
Credit Suisse	234,262	-	-	234,262
Deutsche Bank	327,610	(57,948)	-	269,662
Goldman Sachs	70,405	(70,405)	-	-
HSBC Bank	2,133,415	(711,896)	-	1,421,519
JP Morgan	205,853	(1,379)	-	204,474
Merrill Lynch	1,360,193	(193,434)	-	1,166,759
Morgan Stanley	62,863	(62,863)	-	-
Santander	38,601	-	-	38,601
UBS	120,684	(29,182)	-	91,502

Total	$7,860,962	$(2,348,368)	$-	$5,512,594

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
Barclays	$130,727	$(130,727)	$-	$-
BNP Paribas	1,019,500	(1,019,500)	-	-
Citibank	71,034	(71,034)	-	-
Deutsche Bank	57,948	(57,948)	-	-
Goldman Sachs	659,784	(70,405)	-	589,379
HSBC Bank	711,896	(711,896)	-	-
JP Morgan	1,379	(1,379)	-	-
Merrill Lynch	193,434	(193,434)	-	-
Morgan Stanley	114,020	(62,863)	-	51,157
UBS	29,182	(29,182)	-	-

Total	$2,988,904	$(2,348,368)	$-	$640,536

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
ANZ	$9,394	$-	$-	$9,394
Barclays	28,858	(19,930)	-	8,928
BNP Paribas	636,776	(211,329)	-	425,447
Citibank	156,161	(26,624)	-	129,537
Deutsche Bank	140,854	(44,889)	-	95,965
Goldman Sachs	13,434	(366)	-	13,068
HSBC Bank	445,792	(192,288)	-	253,504
JP Morgan	51,198	(24,266)	-	26,932
Merrill Lynch	130,094	(13,393)	-	116,701
Morgan Stanley	13,185	(13,185)	-	-
Santander	12,951	-	-	12,951
UBS	47,217	-	-	47,217

Total	$1,685,914	$(546,270)	$-	$1,139,644

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
Barclays	$19,930	$(19,930)	$-	$-
BNP Paribas	211,329	(211,329)	-	-
Citibank	26,624	(26,624)	-	-
Credit Suisse	2,442	-	-	2,442
Deutsche Bank	44,889	(44,889)	-	-
Goldman Sachs	366	(366)	-	-
HSBC Bank	192,288	(192,288)	-	-
JP Morgan	24,266	(24,266)	-	-
Merrill Lynch	13,393	(13,393)	-	-
Morgan Stanley	47,188	(13,185)	-	34,003

Total	$582,715	$(546,270)	$-	$36,445

Ashmore Emerging Markets Corporate Debt Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
BNP Paribas	$20,856	$-	$-	$20,856
HSBC Bank	16,505	-	-	16,505

Total	$37,361	$-	$-	$37,361

11. Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Hard Currency Debt Fund	0.90%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Equity Opportunities Fund	0%
Ashmore Emerging Markets Value Fund	1.15%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2017, to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Hard Currency Debt Fund	1.17%	1.92%	0.92%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Corporate Debt Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Equity Opportunities Fund	0.00%	0.00%	0.00%
Ashmore Emerging Markets Value Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The total amounts subject to recovery in fiscal years are shown below:

Fund	2016	2017	2018	2019	Total
Ashmore Emerging Markets Total Return Fund	$619,476	$875,987	$768,326	$407,344	$2,671,133
Ashmore Emerging Markets Hard Currency Debt Fund	173,356	165,889	138,561	51,169	528,975
Ashmore Emerging Markets Local Currency Bond Fund	212,015	282,751	255,183	121,670	871,619
Ashmore Emerging Markets Corporate Debt Fund	223,515	296,575	353,990	178,188	1,052,268
Ashmore Emerging Markets Short Duration Fund	-	155,228	192,324	58,966	406,518
Ashmore Emerging Markets Equity Opportunities Fund	-	-	-	69,096	69,096
Ashmore Emerging Markets Value Fund	147,340	217,452	187,166	61,726	613,684
Ashmore Emerging Markets Small-Cap Equity Fund	158,906	328,428	268,940	111,010	867,284
Ashmore Emerging Markets Frontier Equity Fund	-	298,073	243,042	109,823	650,938

Subadviser fees

For the services provided, the Investment Manager pays the Subadviser at the following rates, based on each Fund’s average daily net assets:

Fund	Subadviser Fee
Ashmore Emerging Markets Value Fund	0.92%
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%
Ashmore Emerging Markets Frontier Equity Fund	1.20%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Investor Ownership

On November 19, 2010, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, and Ashmore Emerging Markets Corporate Debt Fund were seeded. On June 22, 2011, Ashmore Emerging Markets Value Fund was seeded. On October 4, 2011, Ashmore Emerging Markets Small-Cap Equity Fund was seeded. On November 5, 2013, Ashmore Emerging Markets Frontier Equity Fund was seeded. On June 24, 2014, Ashmore Emerging Markets Short Duration Fund was seeded. On November 22, 2015, Ashmore Emerging Markets Equity Opportunities Fund was seeded. Each of the Funds was seeded by Ashmore Investments UK Limited, the parent of the Investment Manager. Ashmore Investments UK Limited seeded each Fund with $10 million, except the Ashmore Emerging Markets Total Return Fund, which was seeded with $ 20 million, and the Ashmore Emerging Markets Equity Opportunities Fund and the Ashmore Emerging Markets Frontier Equity Fund, which were seeded with $5 million, respectively.

As of April 30, 2016, Ashmore Investments UK Limited owned the following percentages of the outstanding shares of each Fund:

Fund	Institutional Class
Ashmore Emerging Markets Hard Currency Debt Fund	82.30%
Ashmore Emerging Markets Short Duration Fund	73.01%
Ashmore Emerging Markets Equity Opportunities Fund	98.51%
Ashmore Emerging Markets Value Fund	59.26%
Ashmore Emerging Markets Frontier Equity Fund	37.55%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Total Return Fund	Class A	5	15.11%, 14.99%, 13.80%, 10.79%, 5.67%
	Class C	6	17.52%, 7.24%, 7.03%, 6.94%, 5.45%, 5.36%
	Class I	6	7.89%, 7.39%, 7.10%, 6.67%, 6.18%, 5.29%
Ashmore Emerging Markets Hard Currency Debt Fund	Class A	7	31.18%, 10.16%, 9.62%, 8.94%, 8.49%, 6.19%, 5.65%
	Class C	1	100.00%
	Class I	2	82.30%, 15.56%
Ashmore Emerging Markets Local Currency Bond Fund	Class A	3	50.72%, 27.65%, 8.97%
	Class C	4	54.56%, 26.58%, 8.08%, 6.74%
	Class I	3	50.98%, 24.65%, 22.73%
Ashmore Emerging Markets Corporate Debt Fund	Class A	3	34.41%, 10.87%, 8.35%
	Class C	1	28.56%
	Class I	1	5.87%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2016 (Unaudited)

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Short Duration Fund	Class A	3	55.55%, 21.77%, 12.20%
	Class I	2	73.01%, 22.92%
Ashmore Emerging Markets Equity Opportunities Fund	Class A	1	100.00%
	Class C	1	100.00%
	Class I	1	98.51%
Ashmore Emerging Markets Value Fund	Class A	4	44.66%, 36.24%, 9.69%, 9.41%
	Class C	1	100.00%
	Class I	4	59.26%, 19.38%, 14.29%, 6.84%
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	4	59.54%, 7.04%, 5.55%, 5.45%
	Class C	7	13.93%, 9.75%, 8.86%, 6.39%, 6.19%, 5.64%, 5.57%
	Class I	5	20.99%, 18.29%, 9.58%, 9.50%, 5.62%
Ashmore Emerging Markets Frontier Equity Fund	Class A	5	34.28%, 28.51%, 9.59%, 9.46%, 8.69%
	Class C	4	31.74%, 28.21%, 26.45%, 8.64%
	Class I	2	57.80%, 37.55%

12. Subsequent events

The Trust has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL

As of April 30, 2016 (Unaudited)

ADVISORY AGREEMENT APPROVALS

At an in-person meeting of the Board of Trustees of Ashmore Funds (the “Trust”) held on March 22, 2016, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voting separately, considered and unanimously approved the continuation of: (i) the Investment Management Agreement between Ashmore Investment Advisors Limited (“AIAL”) and the Trust, on behalf of each of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Short Duration Fund, and Ashmore Emerging Markets Total Return Fund (the “Non-Subadvised Funds”) and Ashmore Emerging Markets Value Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund (the “Subadvised Funds,” and together with the Non-Subadvised Funds, the “Funds”); and (ii) the Sub-Advisory Agreement between AIAL and Ashmore Equities Investment Management (US) LLC, an affiliate of AIAL (“AEIM”), for the management of the Subadvised Funds (each, an “Agreement,” and collectively, the “Agreements”).

In determining to approve the continuation of the Agreements for a one-year period, the Board considered all factors that it believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of shareholders, including those listed below. In evaluating the terms of the Agreements, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all encompassing of the matters considered by the Board. Throughout their review of the Agreements, the Independent Trustees were assisted by their own Independent Trustee legal counsel. The Independent Trustees had formally requested through their legal counsel, and AIAL had provided, certain information the Independent Trustees considered relevant to their evaluation. The Contracts Review Committee, which is comprised of all of the Independent Trustees, discussed the information over the course of several different occasions, without representatives of AIAL present.

Among the information and factors considered by the Board in evaluating the Agreements were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES

The Board examined the nature, quality and extent of the services provided by AIAL to all of the Funds and by AEIM to the Subadvised Funds.

AIAL’s Services to All Funds

The Board considered information regarding the overall organization and resources of AIAL, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds. The Board reviewed AIAL’s key personnel who provide investment management services to the Funds, as well as the fact that, under the Agreements, AIAL has the authority and responsibility, subject to the Board’s oversight, to make and execute investment decisions for the Funds within the framework of the Funds’ investment policies and restrictions.

The Board considered that AIAL’s duties include: (i) investment research and selection, (ii) adherence to (and monitoring compliance with) the Funds’ investment policies and restrictions, the 1940 Act and other relevant laws (iii) with respect to the Subadvised Funds, supervision of the investment management and other services provided by AEIM to the Subadvised Funds; and (iv) furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with AIAL (except to the extent such salaries, fees and expenses are paid by another AIAL affiliate other than the trust or a Fund). The Board also evaluated the significant compliance resources available to and utilized by AIAL.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2016 (Unaudited)

AEIM’s Services to the Subadvised Funds

The Board’s consideration of the services provided by AEIM included a review of its senior management, portfolio managers and other personnel providing investment management services to the Subadvised Funds, its investment philosophy, style and processes, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers. In their deliberations with respect to the Subadvised Funds, the Board considered AIAL’s relationship with AEIM. The Board also considered AEIM’s breadth and depth of experience and investment results in managing other accounts similar to the Subadvised Funds. The Board reviewed information concerning AEIM’s historical investment results in managing accounts in a manner substantially similar to the Subadvised Funds.

Investment Performance

In considering each Fund’s performance, the Board requested and received from AIAL data compiled by Lipper Inc. (“Lipper”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Board considered the performance of the Funds in light of their respective investment objectives on a comparable basis relative to the Funds’ peers. The Board received performance information for Institutional Shares for the one-, two- and three-year periods ended December 31, 2015 for each Fund, other than Ashmore Emerging Markets Frontier Equity Fund (which commenced investment operations on November 5, 2013) and Ashmore Emerging Markets Short Duration Fund (which commenced investment operations on June 24, 2014). The Board received performance information for Institutional Shares for the one- and two-year periods ended December 31, 2015 for Ashmore Emerging Markets Frontier Fund and for the one-year period ended December 31, 2015 for Ashmore Emerging Markets Short Duration Fund. In considering such comparative data, the Trustees noted the specialized nature and focus of many of the Funds, and for certain Funds the limited number of peer group funds, particularly for the longer performance periods.

Ashmore Emerging Markets Total Return Fund. The Board observed that the Ashmore Emerging Markets Total Return Fund’s performance ranked sixth out of eight, seventh out of seven, and fifth out of five in its peer group for the one-, two- and three-year periods ended December 31, 2015, respectively, while ranking in the fifth quintile (first being the best) in its larger performance universe for each of the same three periods.

Ashmore Emerging Markets Hard Currency Debt Fund. The Board observed that the Ashmore Emerging Markets Hard Currency Debt Fund’s performance ranked first out of six, first out of five, and second out of two in its peer group for the one-, two- and three-year periods ended December 31, 2015, respectively, while ranking in the first, first and second quintiles (first being the best) in its larger performance universe for the same three periods.

Ashmore Emerging Markets Local Currency Bond Fund. The Board observed that the Ashmore Emerging Markets Local Currency Bond Fund’s performance ranked fifth out of six, fourth out of six, and fourth out of five in its peer group for the one-, two- and three-year periods ended December 31, 2015, respectively, while ranking in the fourth quintile (first being the best) in its larger performance universe for each of the same three periods.

Ashmore Emerging Markets Corporate Debt Fund. The Board noted that the Ashmore Emerging Markets Corporate Debt Fund’s performance ranked seventh out of ten, eighth out of nine, and sixth out of seven in its peer group for the one-, two- and three-year periods ended December 31, 2015, respectively, while ranking in the second, fourth and third quintiles (first being the best) in its larger performance universe for the same three periods.

Ashmore Emerging Markets Short Duration Fund. The Board noted that the Ashmore Emerging Markets Short Duration Fund’s performance ranked first out of four in its peer group for the one-year period ended December 31, 2015, while ranking in the first quintile (first being the best) in its larger performance universe for the same period.

Ashmore Emerging Markets Value Fund. The Board observed that Ashmore Emerging Markets Value Fund’s performance ranked twelfth out of twelve, ninth out of nine, and fifth out of five in its peer group for the one-, two- and three-year periods ended December 31, 2015, respectively, while ranking in the fifth quintile (first being the best) in its larger performance universe for each of the same three periods.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2016 (Unaudited)

Ashmore Emerging Markets Small-Cap Equity Fund. The Board noted that the Ashmore Emerging Markets Small-Cap Equity Fund’s performance ranked second out of eleven, fourth out of seven, and second out of four in its peer group for the one-, two- and three-year periods ended December 31, 2015, respectively, while ranking in the first, second and fourth quintiles (first being the best) in its larger performance universe for the same three periods.

Ashmore Emerging Markets Frontier Equity Fund. The Board noted that the Ashmore Emerging Markets Frontier Equity Fund’s performance ranked first out of five in its peer group for the one- and two-year periods ended December 31, 2015, while ranking in the second and first quintiles (first being the best) in its larger performance universe for the same two periods.

The Board also took into account AIAL’s explanation for the comparative underperformance of certain Funds; specifically that the Funds had exposure to certain types of investments that had underperformed other types of emerging market asset classes and issuers over the relevant time periods. The Board also considered AIAL’s view that the depressed valuations in certain of these underperforming asset classes and issuers had provided what AIAL believed were attractive purchase opportunities that AIAL anticipated would position the Funds well for future returns. The Board also noted AIAL’s and AIEM’s expressed long-term approach to investment management and their favorable longer-term track record in managing accounts having similar strategies to the Funds.

The Board concluded that it was satisfied with the nature, extent and quality of services provided by AIAL to each Fund and that there was a reasonable basis on which to conclude that each Fund would continue to benefit from the services provided by AIAL. The Board separately concluded that it was satisfied with the nature, extent and quality of services provided to the Subadvised Funds by AEIM and that there was a reasonable basis on which to conclude that the Subadvised Funds would continue to benefit from the services provided by AEIM.

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board also considered the contractual and actual investment management fees paid by each Fund to AIAL. In doing so, the Board compared the contractual and actual investment management fees and overall gross and net expense ratios (represented by the Funds’ Institutional Shares) to those of the Funds’ peers as determined by Lipper. They noted that several of the Funds were quite small in size relative to their peers. As with the performance comparisons, the Board also noted that, with respect to several of the Funds, there were only a limited number of peer funds with similar investment strategies. Where contractual or actual management fees or total expense ratios of a Fund were meaningfully above those of the Lipper peers, the Board also considered and took into account the extent to which AIAL had undertaken to waive a portion of its fees and/or reimburse expenses so as to otherwise limit these Funds’ ordinary operating expenses until at least February 28, 2017.

With respect to the Subadvised Funds, the Trustees also separately considered the fees paid by AIAL to AEIM in relation to the investment management services provided by AEIM, and the portion of the overall fee retained by AIAL in relation to the supervisory and administrative services provided by AIAL.

The Board reviewed AIAL’s costs and profitability as presented by it in serving as investment adviser. The Board noted that AIAL was operating at a loss with respect to Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Hard Currency Debt Fund, and Ashmore Emerging Markets Value Fund. With respect to the remaining Funds, the Board concluded that AIAL’s profitability was not excessive.

In evaluating the terms of the Agreements, the Board also considered the other benefits that may inure to AIAL and AEIM as a result of their relationship with the Funds, such as the reputational benefit derived from serving as investment adviser or subadviser to the Funds.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2016 (Unaudited)

In light of the information provided and the quality of the services rendered and anticipated to be rendered, the Board concluded that the investment management fees to be charged the Funds were appropriate.

ECONOMIES OF SCALE

The Board noted that the contractual investment management fees for the Funds do not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board observed that many of the Funds remained quite small in size, and that the collective assets of all of the Funds were only approximately $970 million. The Board also observed that AIAL was subsidizing all of the Funds through fee waivers and expense reimbursements. In evaluating the Funds’ contractual investment management fees, the Board considered AIAL’s representation that the contractual investment management fees were intended to reflect achievable economies of scale and also AIAL’s continuing agreement to limit certain expenses of each Fund. The Board received and evaluated information concerning whether AIAL would realize economies of scale as the assets of individual Funds grow beyond current levels. The Board noted they intend to monitor each Fund’s asset growth in connection with future reviews of the Funds’ Agreements to determine whether breakpoints may be appropriate at such time. In light of the Funds’ current sizes and expense structures, the Board concluded that breakpoints in the Funds’ contractual investment management fees were not warranted at this time.

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The Board concluded that the fees to be paid to AIAL by each Fund, and the fees to be paid by AIAL to AEIM with respect to the Subadvised Funds, were appropriate in light of the services to be provided by AIAL and AEIM, respectively, the costs to AIAL of operating the Funds, and the Funds’ current and reasonably foreseeable asset levels, and determined that the Agreements should, therefore, be approved.

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ASHMORE FUNDS

FOR MORE INFORMATION

As of April 30, 2016 (Unaudited)

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Subadviser for Ashmore Emerging Markets Value Fund,

Ashmore Emerging Markets Small-Cap Equity Fund

and Ashmore Emerging Markets Frontier Equity Fund

Ashmore Equities Investment Management (US) L.L.C.

1001 19th Street North, 15th Floor

Arlington, Virginia 22209

703-243-8800

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

122 East 42nd Street

New York, New York 10168

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

Item 2. Code of Ethics.

Not applicable for this reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for this reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for this reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and

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procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for this reporting period.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: July 1, 2016

By	/s/ Chris Tsutsui
Chris Tsutsui, Treasurer
(Principal Financial and Accounting Officer)

Date: July 1, 2016

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